                               [THE HARTFORD LOGO]

                         INVESTOR FINANCIAL SUPPLEMENT
                                 JUNE 30, 2004

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:
690 Asylum Avenue
Hartford, CT  06115

Internet address:
http://www.thehartford.com

Contacts:
Hans Miller
Senior Vice President
Planning, Development and Investor Relations
Phone (860) 547-2751

Kimberly Johnson        Roza Kogan
Vice President          Senior Analyst
Investor Relations      Investor Relations
Phone (860) 547-6781    Phone (860) 547-5748

Marcia Dietrich
Executive Assistant
Investor Relations
Phone (860) 547-2537


             As of July 30, 2004               A.M. BEST  FITCH  STANDARD & POOR'S  MOODY'S
INSURANCE FINANCIAL STRENGTH RATINGS:
 Hartford Fire                                   A+        AA           AA-           Aa3
 Hartford Life Insurance Company                 A+        AA           AA-           Aa3
 Hartford Life & Accident                        A+        AA           AA-           Aa3
 Hartford Life Group Insurance Company           A+        AA           --            --
 Hartford Life & Annuity                         A+        AA           AA-           Aa3
 Hartford Life Insurance KK                      --        --           AA-           --
OTHER RATINGS:
 The Hartford Financial Services Group, Inc.:
    Senior debt                                  a-         A            A-            A3
    Commercial paper                            AMB-2      F1            A-2          P-2
 Hartford Life, Inc.:
    Senior debt                                  a-         A            A-            A3
    Commercial paper                             --        F1            A-2          P-2

TRANSFER AGENT
The Bank of New York
Shareholder Relations Department - 12E
P.O. Box 11258
Church Street Station
New York, NY  10286
1 (800) 524-4458

COMMON STOCK

Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol "HIG".

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          INVESTOR FINANCIAL SUPPLEMENT
                                TABLE OF CONTENTS

              Basis of Presentation..........................................................               i, ii

CONSOLIDATED  Consolidated Financial Results.................................................               C-1
              Operating Results by Segment...................................................               C-2
              Consolidating Statements of Operations
                  Second Quarter Ended June 30, 2004 and 2003................................               C-3
                  Six Months Ended June 30, 2004 and 2003....................................               C-4
              Consolidating Balance Sheets
                  As of June 30, 2004 and December 31, 2003..................................               C-5
              Capital Structure..............................................................               C-6
              Accumulated Other Comprehensive Income.........................................               C-7
              Computation of Basic and Diluted Earnings (Loss) Per Share.....................               C-8

LIFE          Financial Highlights...........................................................               L-1
              Operating Results..............................................................               L-2
              Total Assets Under Management/Japan Data.......................................               L-3
              Consolidated Balance Sheets....................................................               L-4
              Deferred Policy Acquisition Costs and Present Value of Future Profits..........               L-5
              Reinsurance Recoverable Analysis
                  As of March 31, 2004....................................................                  L-6
              Statutory Surplus to GAAP Stockholders' Equity Reconciliation..................               L-7
              Retail Products Group
                  Income Statements
                      Individual Annuity.....................................................               L-8
                      Other..................................................................               L-9
                  Supplemental Data
                      Sales/Other Deposits...................................................               L-10
                      Assets Under Management................................................               L-11
                      Individual Annuity - Account Value Rollforward.........................               L-12
                      Other - Account Value Rollforward......................................               L-13
                      Guaranteed Minimum Death Benefits......................................               L-14
              Institutional Solutions Group
                  Income Statements..........................................................               L-15
                  Supplemental Data
                      Sales/Other Deposits...................................................               L-16
                      Assets Under Management................................................               L-17
                      Account Value and Asset Rollforward....................................               L-18
              Individual Life
                      Income Statements......................................................               L-19
                      Supplemental Data......................................................               L-20
                      Account Value Rollforward..............................................               L-21
              Group Benefits
                      Income Statements......................................................               L-22
                      Supplemental Data......................................................               L-23

PROPERTY &    Financial Highlights...........................................................               PC-1
CASUALTY      Operating Results..............................................................               PC-2
              Consolidating Underwriting Results
                  Second Quarter Ended June 30, 2004 and 2003................................               PC-3
                  Six Months Ended June 30, 2004 and 2003....................................               PC-4
              Consolidating Underwriting Results, As Adjusted................................               PC-5
              Ongoing Property & Casualty Underwriting Results...............................               PC-6
              Business Insurance Underwriting Results........................................               PC-7
              Business Insurance Written and Earned Premiums.................................               PC-8
              Personal Lines Underwriting Results............................................               PC-9
              Personal Lines Written and Earned Premiums.....................................               PC-10
              Specialty Commercial Underwriting Results......................................               PC-11
              Specialty Commercial Written and Earned Premiums...............................               PC-12
              Statistical Premium Information (Year over Year)...............................               PC-13
              Other Operations Operating Results.............................................               PC-14
              Other Operations Claims and Claim Adjustment Expenses..........................               PC-15
              Paid and Incurred Loss and Loss Adjustment Expense Development - A&E...........               PC-16
              Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
                  Second Quarter Ended June 30, 2004 and 2003................................               PC-17
                  Six Months Ended June 30, 2004 and 2003....................................               PC-18
              Reinsurance Recoverable Analysis...............................................               PC-19
              Consolidated Income Statements.................................................               PC-20
              Consolidated Balance Sheets....................................................               PC-21
              Statutory Surplus to GAAP Stockholders' Equity Reconciliation..................               PC-22

INVESTMENTS   General Account - Investment Earnings Before-tax
                  Consolidated...............................................................               I-1
                  Life.......................................................................               I-2
                  Property & Casualty........................................................               I-3
                  Corporate..................................................................               I-4
              Composition of Invested Assets
                  Consolidated - General and Guaranteed Separate Account.....................               I-5
                  Life - General and Guaranteed Separate Account.............................               I-6
                  Property & Casualty - General Account......................................               I-7
              Unrealized Loss Aging
                  Consolidated - General and Guaranteed Separate Account.....................               I-8
                  Life - General and Guaranteed Separate Account.............................               I-9
                  Property & Casualty - General Account......................................               I-10
              General and Guaranteed Separate Account - Invested Asset Exposures
                  As of June 30, 2004........................................................               I-11

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION

      DEFINITIONS AND PRESENTATION

-     All amounts are in millions, except for per share and ratio information.

- Life is organized into four reportable operating segments: Retail Products Group, Institutional Solutions Group, Individual Life and Group Benefits. Life also includes in an Other category its international operations, which are located primarily in Japan and Brazil; net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations. Periodic net coupon settlements on non-qualifying derivatives and capital gains and losses related to guaranteed minimum withdrawal benefits are reflected in each applicable segment in net realized capital gains and losses.

- Property and Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures. Property & Casualty includes the underwriting results of Ongoing Operations and Other Operations along with income and expense items not directly allocated to the Company's property and casualty segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes.

- Corporate includes all of the Company's debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.

- On January 1, 2004, the Company adopted Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 require establishing guaranteed minimum death benefits and other benefit reserves for annuity contracts and reclassifying certain separate account assets to general account assets.

- In the fourth quarter of 2003, The Hartford changed its reporting of earned income on non-qualifying derivatives. Earned income from periodic net coupon settlements on derivatives that do not qualify for hedge accounting under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", previously reported in net investment income, have been included in net realized capital gains and losses. The reclassification has been made to all periods presented.

- On December 31, 2003, the Company acquired the group life and accident, and short-term and long-term disability businesses of CNA Financial Corporation. Accordingly, there was no impact to the Company's results of operations for the year ended December 31, 2003.

- Operating income is a non-GAAP measure representing net income, before the after-tax effect of net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and the cumulative effect of accounting changes. The Company believes that operating income provides investors with a valuable measure of the performance of the Company's ongoing businesses because it excludes the effect of those realized capital gains and losses that tend to be highly variable from period to period. Net income is the most directly comparable GAAP measure.

- The Company has included the non-GAAP measure operating income, before the impact of the 2004 change in reinsurance ceded, net; 2003 asbestos reserve addition; Bancorp litigation; tax related items; and severance charges, in its presentation of operating results by segment. The Company has provided this measure to enhance investor understanding of the financial performance of the Company's operating businesses by eliminating the effect of the 2003 asbestos reserve addition, which relates solely to legacy businesses, and the 2004 change in reinsurance ceded, net; Bancorp litigation; tax related items; and severance charges, because these items either are non-recurring or are highly variable from period to period. Net income is the most directly comparable GAAP measure.

- Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford's current business. These measures include sales, account value, insurance in-force and written premiums. Written premiums is a non-GAAP measure and represents the amount of premiums charged for policies issued, net of reinsurance, during a fiscal period. Management believes that this performance measure is useful to investors as it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums is the most directly comparable GAAP measure. Premiums are considered earned and are included in the financial results on a pro rata basis over the policy period. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

- The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION

      DEFINITIONS AND PRESENTATION (CONTINUED)

- The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the group benefits segment's performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

- Premium renewal retention is defined as renewal premium written in the current period divided by premium written in the immediately preceding period.

- Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

- Assets under management is an internal performance measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

- Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

- Book value per share (including AOCI) is calculated by dividing equity including AOCI, net of tax, by common shares outstanding. Book value per share (excluding AOCI) is calculated by dividing equity excluding AOCI, net of tax, by common shares outstanding.

- Certain reclassifications have been made to the prior periods to conform to the June 30, 2004 presentation.

- NM - Not meaningful means increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         CONSOLIDATED FINANCIAL RESULTS

                                                           2Q         3Q         4Q         1Q         2Q
                                                          2003       2003       2003       2004       2004
                                                        --------   --------   --------   --------   --------
HIGHLIGHTS
   Net income (loss)                                    $    507   $    343   $    454   $    568   $    433
   Operating income (loss)                              $    340   $    335   $    433   $    501   $    403
   Operating income, before impact of 2004
    change in reinsurance ceded, net;
    Bancorp litigation; tax related items;
     severance charges; and 2003 asbestos
     reserve addition [1]                               $    337   $    375   $    433   $    501   $    521
   Total revenues                                       $  4,682   $  4,947   $  4,773   $  5,732   $  5,444
   Total assets                                         $207,801   $211,365   $225,853   $237,264   $240,222
   Total assets under management [2]                    $227,437   $232,115   $250,368   $263,813   $268,529
                                                        --------   --------   --------   --------   --------

PER SHARE AND SHARES DATA
   Basic earnings (loss) per share
      Net income (loss)                                 $   1.89   $   1.21   $   1.60   $   1.96   $   1.48
      Operating income (loss)                           $   1.26   $   1.19   $   1.53   $   1.73   $   1.38
      Operating income, before impact of 2004
       change in reinsurance ceded, net;
       Bancorp litigation; tax related items;
        severance charges; and 2003 asbestos
        reserve addition [1]                            $   1.25   $   1.33   $   1.53   $   1.73   $   1.78
   Diluted earnings (loss) per share [3]
      Net income (loss)                                 $   1.88   $   1.20   $   1.59   $   1.93   $   1.46
      Operating income (loss)                           $   1.26   $   1.18   $   1.52   $   1.70   $   1.35
      Operating income, before impact of 2004
       change in reinsurance ceded, net;
       Bancorp litigation; tax related items;
        severance charges; and 2003 asbestos
        reserve addition [1]                            $   1.25   $   1.32   $   1.52   $   1.70   $   1.75
   Weighted average common shares outstanding (basic)      268.8      282.5      283.0      289.9      292.3
   Weighted average common shares outstanding
        and dilutive potential common shares
        (diluted) [3] [4]                                  270.2      284.8      285.6      294.9      297.5
   Common shares outstanding                               282.2      282.7      283.4      291.7      293.0
   Book value per share (including AOCI)                $  40.75   $  40.13   $  41.07   $  46.41   $  41.89
   Book value per share (excluding AOCI)                $  34.34   $  35.33   $  36.67   $  38.97   $  40.26
                                                        --------   --------   --------   --------   --------

FINANCIAL RATIOS
   ROE (net income (loss) last 12 months to
    equity including AOCI)                                  (3.5%)     (2.6%)     (0.8%)     16.3%      15.1%
   ROE (operating income (loss) last 12 months
    to equity excluding AOCI)                               (3.8%)     (4.0%)     (2.5%)     16.5%      15.6%
   ROE (operating income before impact of 2004
    change in reinsurance ceded, net;
    Bancorp litigation, tax related  items; severance
    charges; and 2003 asbestos reserve addition
       last 12 months to equity excluding AOCI)             13.6%      13.9%      14.8%      15.9%      17.0%
   Debt to capitalization including AOCI                    30.9%      31.2%      32.7%      27.6%      28.6%
   Investment yield, after-tax                               4.0%       3.9%       3.9%       3.9%       3.9%
   Ongoing Property & Casualty GAAP combined ratio          96.0       98.8       94.6       89.8       91.4
                                                        --------   --------   --------   --------   --------
                                                        YEAR OVER                             SIX MONTHS ENDED
                                                          YEAR         SEQUENTIAL                JUNE 30,
                                                         QUARTER        QUARTER         ---------------------------
                                                         CHANGE         CHANGE           2003      2004     CHANGE
                                                        ---------      ----------       -------   -------   -------
HIGHLIGHTS
   Net income (loss)                                          (15%)           (24%)     $  (888)  $ 1,001        NM
   Operating income (loss)                                     19%            (20%)     $(1,021)  $   904        NM
   Operating income, before impact of 2004
    change in reinsurance ceded, net;
    Bancorp litigation; tax related items;
     severance charges; and 2003 asbestos
     reserve addition [1]                                      55%              4%      $   677   $ 1,022        51%
   Total revenues                                              16%             (5%)     $ 9,013   $11,176        24%
   Total assets                                                16%              1%
   Total assets under management [2]                           18%              2%
                                                        ---------      ----------       -------   -------   -------

PER SHARE AND SHARES DATA
   Basic earnings (loss) per share
      Net income (loss)                                       (22%)           (24%)     $ (3.39)  $  3.44        NM
      Operating income (loss)                                  10%            (20%)     $ (3.90)  $  3.11        NM
      Operating income, before impact of 2004
       change in reinsurance ceded, net;
       Bancorp litigation; tax related items;
        severance charges; and 2003 asbestos
        reserve addition [1]                                   42%              3%      $  2.58   $  3.51        36%
   Diluted earnings (loss) per share [3]
      Net income (loss)                                       (22%)           (24%)     $ (3.39)  $  3.38        NM
      Operating income (loss)                                   7%            (21%)     $ (3.90)  $  3.05        NM
      Operating income, before impact of 2004
       change in reinsurance ceded, net;
       Bancorp litigation; tax related items;
        severance charges; and 2003 asbestos
        reserve addition [1]                                   40%              3%      $  2.57   $  3.45        34%
   Weighted average common shares outstanding (basic)        23.5  sh         2.4  sh     262.1     291.1      29.0  sh
   Weighted average common shares outstanding
        and dilutive potential common shares
        (diluted) [3] [4]                                    27.3  sh         2.6  sh     262.1     296.2      34.1  sh
   Common shares outstanding                                 10.8  sh         1.3  sh     282.2     293.0      10.8  sh
   Book value per share (including AOCI)                        3%            (10%)
   Book value per share (excluding AOCI)                       17%              3%
                                                        ---------      ----------       -------   -------   -------

FINANCIAL RATIOS
   ROE (net income (loss) last 12 months to
    equity including AOCI)                                   18.6            (1.2)
   ROE (operating income (loss) last 12 months
    to equity excluding AOCI)                                19.4            (0.9)
   ROE (operating income before impact of 2004
    change in reinsurance ceded, net; Bancorp
    litigation, tax related  items; severance
    charges; and 2003 asbestos reserve addition
       last 12 months to equity excluding AOCI)               3.4             1.1
   Debt to capitalization including AOCI                     (2.3)            1.1
   Investment yield, after-tax                               (0.1)              -           4.1%      3.9%     (0.2)
   Ongoing Property & Casualty GAAP combined ratio            4.6            (1.6)         96.3      90.6       5.7
                                                        ---------      ----------       -------   -------   -------

[1] See p. C-8 for reconciliation of net income to operating income before impacts of 2004 change in reinsurance ceded, net; Bancorp litigation; tax related items; severance charges; and 2003 asbestos reserve addition.

[2] Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3] As a result of the antidilutive impact from the net loss in the six months ended June 30, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of diluted earnings per share for the six months ended June 30, 2003. In the absence of the net loss, 263.1 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the six months ended June 30, 2003.

[4] Calculated using weighted average common shares outstanding and dilutive potential common shares of 263.1 for the six months ended June 30, 2003.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          OPERATING RESULTS BY SEGMENT

                                                                                                     YEAR OVER
                                                                                                       YEAR      SEQUENTIAL
                                                          2Q       3Q       4Q       1Q       2Q      QUARTER     QUARTER
                                                         2003     2003     2003     2004     2004     CHANGE       CHANGE
                                                        ------   ------   ------   ------   ------   ---------   ----------
LIFE [1]
   Individual Annuity                                   $   93   $   98   $  111   $  112   $  112          20%           -
   Other Retail                                              8        9       10       15       14          75%          (7%)
                                                        ------   ------   ------   ------   ------   ---------   ----------
   Total Retail Products Group                             101      107      121      127      126          25%          (1%)
   Institutional Solutions Group                            28       32       31       29       28           -           (3%)
   Individual Life                                          34       36       41       34       37           9%           9%
   Group Benefits                                           35       38       41       47       48          37%           2%
   Other                                                     2        8       15       19       14           NM         (26%)
                                                        ------   ------   ------   ------   ------   ---------   ----------
      Life operating income, before Bancorp
       litigation and tax related items                    200      221      249      256      253          27%          (1%)
      Bancorp litigation                                     -      (40)       -        -        -           -            -
      Tax related items                                     30        -        -        -        -        (100%)          -
                                                        ------   ------   ------   ------   ------   ---------   ----------
    TOTAL LIFE OPERATING INCOME[2]                         230      181      249      256      253          10%          (1%)
                                                        ------   ------   ------   ------   ------   ---------   ----------

PROPERTY & CASUALTY
   Ongoing Operations Underwriting Results
      Business Insurance                                    50       34       67      225       97          94%         (57%)
      Personal Lines                                         8       40       26      106       75           NM         (29%)
      Specialty Commercial                                  25      (46)      26     (110)      29          16%           NM
                                                        ------   ------   ------   ------   ------   ---------   ----------
   Total Ongoing Operations underwriting results            83       28      119      221      201         142%          (9%)
   Other Operations underwriting results                   (89)     (22)     (78)     (65)     (33)         63%          49%
                                                        ------   ------   ------   ------   ------   ---------   ----------
   Total Property & Casualty underwriting results           (6)       6       41      156      168           NM           8%
Net investment income                                      286      297      308      311      295           3%          (5%)
Periodic net coupon settlements on non-qualifying
 derivatives, before-tax                                     5        5        4        4        3         (40%)        (25%)
Net servicing and other income (loss)                        3        9       (7)       9       21           NM         133%
Other expenses                                             (52)     (38)     (42)     (68)     (60)        (15%)         12%
Income tax expense                                         (49)     (70)     (79)    (115)    (121)       (147%)         (5%)
                                                        ------   ------   ------   ------   ------   ---------   ----------
Property & Casualty, before 2004 change in
 reinsurance ceded, net;
  severance charges; and 2003 asbestos reserve
   addition                                                187      209      225      297      306          64%           3%
2004 change in reinsurance ceded, net                        -        -        -        -     (118)          -            -
Severance charges                                          (27)       -        -        -        -         100%           -
2003 asbestos reserve addition                               -        -        -        -        -           -            -
                                                        ------   ------   ------   ------   ------   ---------   ----------
TOTAL PROPERTY & CASUALTY OPERATING INCOME (LOSS) [2]      160      209      225      297      188          18%         (37%)
                                                        ------   ------   ------   ------   ------   ---------   ----------
INTEREST AND OTHER CORPORATE                               (50)     (55)     (41)     (52)     (38)         24%          27%
                                                        ------   ------   ------   ------   ------   ---------   ----------
Operating income, before 2004 change in reinsurance
 ceded, net; Bancorp litigation;
   tax related items; severance charges; and 2003
   asbestos reserve addition [2]                           337      375      433      501      521          55%           4%
                                                        ------   ------   ------   ------   ------   ---------   ----------
2004 change in reinsurance ceded, net                        -        -        -        -     (118)          -            -
Bancorp litigation                                           -      (40)       -        -        -           -            -
Tax related items                                           30        -        -        -        -        (100%)          -
Severance charges                                          (27)       -        -        -        -         100%           -
2003 asbestos reserve addition                               -        -        -        -        -           -            -
                                                        ------   ------   ------   ------   ------   ---------   ----------

Operating income (loss) [2]                                340      335      433      501      403          19%         (20%)

   Add: Net realized capital gains, after-tax [2]          176       15       29       95       31         (82%)        (67%)
   Less: Periodic net coupon settlements on
    non-qualifying derivatives, after-tax [2]                9        7        8        5        1         (89%)        (80%)
   Add: Cumulative effect of accounting change,
    after-tax                                                -        -        -      (23)       -           -          100%
                                                        ------   ------   ------   ------   ------   ---------   ----------
NET INCOME (LOSS)                                       $  507   $  343   $  454   $  568   $  433         (15%)        (24%)
                                                        ------   ------   ------   ------   ------   ---------   ----------
PER SHARE DATA
   Diluted earnings (loss) per share
      Operating income, before 2004 change in
       reinsurance ceded, net; Bancorp litigation,
       tax related items; severance charges; and 2003
        asbestos reserve addition                       $ 1.25   $ 1.32   $ 1.52   $ 1.70   $ 1.75          40%           3%
      Operating income (loss)                           $ 1.26   $ 1.18   $ 1.52   $ 1.70   $ 1.35           7%         (21%)
      NET INCOME (LOSS)                                 $ 1.88   $ 1.20   $ 1.59   $ 1.93   $ 1.46         (22%)        (24%)
                                                        ------   ------   ------   ------   ------   ---------   ----------
                                                            SIX MONTHS ENDED
                                                                JUNE 30,
                                                        -------------------------
                                                         2003     2004    CHANGE
                                                        ------   ------   -------
LIFE [1]
   Individual Annuity                                   $  164   $  224        37%
   Other Retail                                             14       29       107%
                                                        ------   ------   -------
   Total Retail Products Group                             178      253        42%
   Institutional Solutions Group                            59       57        (3%)
   Individual Life                                          66       71         8%
   Group Benefits                                           69       95        38%
   Other                                                     4       33        NM
                                                        ------   ------   -------
      Life operating income, before Bancorp
       litigation and tax related items                    376      509        35%
      Bancorp litigation                                     -        -         -
      Tax related items                                     30        -      (100%)
                                                        ------   ------   -------
    TOTAL LIFE OPERATING INCOME[2]                         406      509        25%
                                                        ------   ------   -------

PROPERTY & CASUALTY
   Ongoing Operations Underwriting Results
      Business Insurance                                    57      322        NM
      Personal Lines                                        64      181       183%
      Specialty Commercial                                  30      (81)       NM
                                                        ------   ------   -------
   Total Ongoing Operations underwriting results           151      422       179%
   Other Operations underwriting results                  (136)     (98)       28%
                                                        ------   ------   -------
   Total Property & Casualty underwriting results           15      324        NM
Net investment income                                      567      606         7%
Periodic net coupon settlements on non-qualifying
 derivatives, before-tax                                     9        7       (22%)
Net servicing and other income (loss)                        6       30        NM
Other expenses                                             (93)    (128)      (38%)
Income tax expense                                        (108)    (236)     (119%)
                                                        ------   ------   -------
Property & Casualty, before 2004 change in
 reinsurance ceded, net;
  severance charges; and 2003 asbestos reserve
   addition                                                396      603        52%
2004 change in reinsurance ceded, net                        -     (118)        -
Severance charges                                          (27)       -       100%
2003 asbestos reserve addition                          (1,701)       -       100%
                                                        ------   ------   -------
TOTAL PROPERTY & CASUALTY OPERATING INCOME (LOSS) [2]   (1,332)     485        NM
                                                        ------   ------   -------
INTEREST AND OTHER CORPORATE                               (95)     (90)        5%
                                                        ------   ------   -------
Operating income, before 2004 change in reinsurance
 ceded, net; Bancorp litigation;
   tax related items; severance charges; and 2003
   asbestos reserve addition [2]                           677    1,022        51%
                                                        ------   ------   -------
2004 change in reinsurance ceded, net                        -     (118)        -
Bancorp litigation                                           -        -         -
Tax related items                                           30        -      (100%)
Severance charges                                          (27)       -       100%
2003 asbestos reserve addition                          (1,701)       -       100%
                                                        ------   ------   -------

Operating income (loss) [2]                             (1,021)     904        NM

   Add: Net realized capital gains, after-tax [2]          147      126       (14%)
   Less: Periodic net coupon settlements on
    non-qualifying derivatives, after-tax [2]               14        6       (57%)
   Add: Cumulative effect of accounting change,
    after-tax                                                -      (23)        -
                                                        ------   ------   -------
NET INCOME (LOSS)                                       $ (888)  $1,001        NM
                                                        ------   ------   -------
PER SHARE DATA
   Diluted earnings (loss) per share
      Operating income, before 2004 change in
       reinsurance ceded, net; Bancorp litigation,
       tax related items; severance charges; and 2003
        asbestos reserve addition                       $ 2.57   $ 3.45        34%
      Operating income (loss)                           $(3.90)  $ 3.05        NM
      NET INCOME (LOSS)                                 $(3.39)  $ 3.38        NM
                                                        ------   ------   -------

[1] Life allocates the net realized gains and losses from periodic net coupon settlements on non-qualifying derivatives to its segments.

[2] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in net realized capital gains and losses.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                     CONSOLIDATING STATEMENTS OF OPERATIONS
                   SECOND QUARTER ENDED JUNE 30, 2004 AND 2003

                                                                  LIFE                PROPERTY & CASUALTY
                                                        ------------------------   ------------------------
                                                         2004     2003    CHANGE    2004     2003    CHANGE
                                                        ------   ------   ------   ------   ------   ------
Earned premiums                                         $  970   $  706       37%  $2,353   $2,106       12%
Fee income                                                 790      656       20%       -        -        -
Net investment income [1]                                  858      504       70%     295      286        3%
Other revenues                                               -       37     (100%)    117      113        4%
Net realized capital gains (losses) [1]                     26       59      (56%)     27      212      (87%)
                                                        ------   ------   ------   ------   ------   ------
   TOTAL REVENUES                                        2,644    1,962       35%   2,792    2,717        3%

Benefits, claims and claim adjustment expenses [2]       1,531    1,086       41%   1,756    1,541       14%
Amortization of deferred policy acquisition costs and
   present value of future profits                         233      175       33%     468      382       23%
Insurance operating costs and expenses                     511      395       29%     142      189      (25%)
Interest expense                                             -        -        -        -        -        -
Other expenses [3]                                           3        3        -      156      203      (23%)
                                                        ------   ------   ------   ------   ------   ------
   TOTAL BENEFITS AND EXPENSES                           2,278    1,659       37%   2,522    2,315        9%

   INCOME (LOSS) BEFORE INCOME TAXES                       366      303       21%     270      402      (33%)

Income tax expense (benefit)                                97       41      137%      67      107      (37%)
                                                        ------   ------   ------   ------   ------   ------

   NET INCOME (LOSS) [4]                                   269      262        3%     203      295      (31%)

Less: Net realized capital gains (losses), after-tax        16       38      (58%)     16      138      (88%)
Add: Periodic net coupon settlements on
 non-qualifying derivatives, after-tax                       -        6     (100%)      1        3      (67%)
                                                        ------   ------   ------   ------   ------   ------
   OPERATING INCOME (LOSS) [4] [5]                      $  253   $  230       10%  $  188   $  160       18%
                                                        ------   ------   ------   ------   ------   ------
                                                                CORPORATE                 CONSOLIDATED
                                                        -------------------------   ------------------------
                                                         2004     2003    CHANGE     2004     2003    CHANGE
                                                        ------   ------   -------   ------   ------   ------
Earned premiums                                         $    -   $    -         -   $3,323   $2,812       18%
Fee income                                                   3        -        NM      793      656       21%
Net investment income [1]                                    5        6       (17%)  1,158      796       45%
Other revenues                                               1       (3)       NM      118      147      (20%)
Net realized capital gains (losses) [1]                     (1)       -        NM       52      271      (81%)
                                                        ------   ------   -------   ------   ------   ------
   TOTAL REVENUES                                            8        3       167%   5,444    4,682       16%

Benefits, claims and claim adjustment expenses [2]           1        2       (50%)  3,288    2,629       25%
Amortization of deferred policy acquisition costs and
   present value of future profits                           -        -         -      701      557       26%
Insurance operating costs and expenses                       -        -         -      653      584       12%
Interest expense                                            62       69       (10%)     62       69      (10%)
Other expenses [3]                                           4        8       (50%)    163      214      (24%)
                                                        ------   ------   -------   ------   ------   ------
   TOTAL BENEFITS AND EXPENSES                              67       79       (15%)  4,867    4,053       20%

   INCOME (LOSS) BEFORE INCOME TAXES                       (59)     (76)       22%     577      629       (8%)

Income tax expense (benefit)                               (20)     (26)       23%     144      122       18%
                                                        ------   ------   -------   ------   ------   ------

   NET INCOME (LOSS) [4]                                   (39)     (50)       22%     433      507      (15%)

Less: Net realized capital gains (losses), after-tax        (1)       -        NM       31      176      (82%)
Add: Periodic net coupon settlements on
 non-qualifying derivatives, after-tax                       -        -         -        1        9      (89%)
                                                        ------   ------   -------   ------   ------   ------
   OPERATING INCOME (LOSS) [4] [5]                       $ (38)  $  (50)       24%  $  403   $  340       19%
                                                        ------   ------   -------   ------   ------   ------

[1] Prior periods reflect reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains and losses.

[2] Property and Casualty includes $181 in 2004 resulting from the evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities.

[3]   Property & Casualty includes $41 in 2003 of before-tax severance charges.

[4] Property and Casualty includes $118 loss in 2004 resulting from the evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities and $27 in 2003 of after-tax severance charges. Life includes $30 in 2003 of tax benefit related to the favorable treatment of certain tax items arising during the 1996-2002 tax years.

[5] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in net realized capital gains and losses.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                     CONSOLIDATING STATEMENTS OF OPERATIONS
                     SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                                                  LIFE                PROPERTY & CASUALTY
                                                        ------------------------   -------------------------
                                                         2004     2003    CHANGE    2004      2003    CHANGE
                                                        ------   ------   ------   ------   -------   ------
Earned premiums                                         $1,965   $1,389       41%  $4,539   $ 4,272        6%
Fee income                                               1,576    1,273       24%       -         -        -
Net investment income [1]                                2,059    1,007      104%     606       567        7%
Other revenues                                               -       64     (100%)    221       208        6%
Net realized capital gains (losses) [1]                    102       15       NM       98       211      (54%)
                                                        ------   ------   ------   ------   -------   ------
   TOTAL REVENUES                                        5,702    3,748       52%   5,464     5,258        4%

Benefits, claims and claim adjustment expenses [2]       3,408    2,169       57%   3,174     5,702      (44%)
Amortization of deferred policy acquisition costs and
   present value of future profits                         466      338       38%     914       783       17%
Insurance operating costs and expenses                   1,037      746       39%     308       376      (18%)
Interest expense                                             -        -        -        -         -        -
Other expenses [3]                                           4        7      (43%)    319       336       (5%)
                                                        ------   ------   ------   ------   -------   ------
   TOTAL BENEFITS AND EXPENSES                           4,915    3,260       51%   4,715     7,197      (34%)

   INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE
    EFFECT OF ACCOUNTING CHANGE                            787      488       61%     749    (1,939)      NM

Income tax expense (benefit)                               214       81      164%     205      (739)      NM
                                                        ------   ------   ------   ------   -------   ------

   INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
    ACCOUNTING CHANGES                                     573      407       41%     544    (1,200)      NM

Cumulative effect of accounting changes, after-tax [4]     (23)       -        -        -         -        -
                                                        ------   ------   ------   ------   -------   ------

   NET INCOME (LOSS) [5]                                   550      407       35%     544    (1,200)      NM

Less: Net realized capital gains (losses),
 after-tax [1]                                              66        9       NM       63       138      (54%)
Add: Periodic net coupon settlements on
 non-qualifying derivatives, after-tax [1]                   2        8      (75%)      4         6      (33%)
Less: Cumulative effect of accounting changes,
 after-tax                                                (23)       -        -        -         -        -
                                                        ------   ------   ------   ------   -------   ------

   OPERATING INCOME (LOSS) [5] [6]                      $  509   $  406       25%  $  485   $(1,332)      NM
                                                        ------   ------   ------   ------   -------   ------
                                                               CORPORATE                CONSOLIDATED
                                                        ----------------------   --------------------------
                                                         2004    2003   CHANGE    2004      2003     CHANGE
                                                        -----   -----   ------   -------   -------   ------
Earned premiums                                         $   -   $   -        -   $ 6,504   $ 5,661       15%
Fee income                                                  3       -       NM     1,579     1,273       24%
Net investment income [1]                                  10      10        -     2,675     1,584       69%
Other revenues                                              1      (3)      NM       222       269      (17%)
Net realized capital gains (losses) [1]                    (4)      -       NM       196       226      (13%)
                                                        -----   -----   ------   -------   -------   ------
   TOTAL REVENUES                                          10       7       43%   11,176     9,013       24%

Benefits, claims and claim adjustment expenses [2]          3       3        -     6,585     7,874      (16%)
Amortization of deferred policy acquisition costs and
   present value of future profits                          -       -        -     1,380     1,121       23%
Insurance operating costs and expenses                      -       -        -     1,345     1,122       20%
Interest expense                                          128     135       (5%)     128       135       (5%)
Other expenses [3]                                         20      14       43%      343       357       (4%)
                                                        -----   -----   ------   -------   -------   ------
   TOTAL BENEFITS AND EXPENSES                            151     152       (1%)   9,781    10,609       (8%)

   INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE
    EFFECT OF ACCOUNTING CHANGE                          (141)   (145)       3%    1,395    (1,596)      NM

Income tax expense (benefit)                              (48)    (50)       4%      371      (708)      NM
                                                        -----   -----   ------   -------   -------   ------

   INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
    ACCOUNTING CHANGE                                    (93)    (95)       2%    1,024      (888)      NM

Cumulative effect of accounting change, after-tax [4]       -       -        -       (23)        -        -
                                                        -----   -----   ------   -------   -------   ------

   NET INCOME (LOSS) [5]                                  (93)    (95)       2%    1,001      (888)      NM

Less: Net realized capital gains (losses),
 after-tax [1]                                             (3)      -       NM       126       147      (14%)
Add: Periodic net coupon settlements on
 non-qualifying derivatives, after-tax [1]                  -       -        -         6        14      (57%)
Less: Cumulative effect of accounting change,
 after-tax                                                  -       -        -       (23)        -        -
                                                        -----   -----   ------   -------   -------   ------

   OPERATING INCOME (LOSS) [5] [6]                      $ (90)  $ (95)       5%  $   904   $(1,021)      NM
                                                        -----   -----   ------   -------   -------   ------

[1] Prior periods reflect reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains and losses.

[2] Property & Casualty includes $2,604 in 2003 of before-tax impact of asbestos reserve addition. Property & Casualty includes $181 in 2004 resulting from the evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities.

[3]   Property & Casualty includes $41 in 2003 of before-tax severance charges.

[4]   Represents the cumulative effect of the Company's adoption of SOP 03-1.

[5] Property & Casualty includes $1,701 in 2003 of after-tax impact of the 2003 asbestos reserve addition and $27 in 2003 of after-tax severance charges. Life includes $30 in 2003 of tax benefit related to the favorable treatment of certain tax items arising during the 1996-2002 tax years. Property & Casualty includes $118 loss in 2004 resulting from the evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities.

[6] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. For GAAP reporting, such effects are included in net realized capital gains and losses.

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          CONSOLIDATING BALANCE SHEETS
                   AS OF JUNE 30, 2004 AND DECEMBER 31, 2003


                                                                      LIFE                   PROPERTY & CASUALTY
                                                          ----------------------------   ----------------------------
                                                          JUN. 30,   DEC. 31,            JUN. 30,   DEC. 31,
                                                           2004       2003      CHANGE     2004       2003     CHANGE
                                                          --------   --------   ------   --------   --------   ------
Investments
   Fixed maturities, available-for-sale, at fair value    $ 47,807   $ 37,462       28%  $ 22,774   $ 23,715       (4%)
   Equity securities, trading, at fair value                 8,995          -       NM          -          -        -
   Equity securities, available-for-sale, at fair value        383        357        7%       201        208       (3%)
   Policy loans, at outstanding balance                      2,650      2,512        5%         -          -        -
   Other investments                                         1,229        823       49%       682        682        -
                                                          --------   --------   ------   --------   --------   ------
      Total investments                                     61,064     41,154       48%    23,657     24,605       (4%)
Cash                                                           509        265       92%       186        197       (6%)
Premiums receivable and agents' balances                       379        335       13%     3,050      2,750       11%
Reinsurance recoverables                                       665        604       10%     4,990      5,354       (7%)
Deferred policy acquisition costs and present
   value of future profits                                   7,073      6,623        7%     1,012        975        4%
Deferred income taxes                                         (444)      (486)       9%     1,176      1,101        7%
Goodwill                                                       796        796        -        152        152        -
Other assets                                                 1,647      1,668       (1%)    2,243      2,025       11%
Separate account assets                                    130,840    136,633       (4%)        -          -        -
                                                          --------   --------   ------   --------   --------   ------
      TOTAL ASSETS                                        $202,529   $187,592        8%  $ 36,466   $ 37,159       (2%)
                                                          --------   --------   ------   --------   --------   ------

Future policy benefits, unpaid claims and
   claim adjustment expenses                              $ 11,753   $ 11,411        3%  $ 20,562   $ 21,715       (5%)
Other policyholder funds and benefits payable               46,606     26,186       78%         -          -        -
Unearned premiums                                               54         58       (7%)    4,795      4,372       10%
Debt [1]                                                         -          -        -          -          -        -
Other liabilities                                            4,484      4,440        1%     3,452      3,285        5%
Separate account liabilities                               130,840    136,633       (4%)        -          -        -
                                                          --------   --------   ------   --------   --------   ------
      TOTAL LIABILITIES                                    193,737    178,728        8%    28,809     29,372       (2%)
                                                          --------   --------   ------   --------   --------   ------
Equity excluding AOCI, net of tax                            8,268      8,003        3%     7,374      7,080        4%
AOCI, net of tax                                               524        861      (39%)      283        707      (60%)
                                                          --------   --------   ------   --------   --------   ------
      TOTAL STOCKHOLDERS' EQUITY                             8,792      8,864       (1%)    7,657      7,787       (2%)
                                                          --------   --------   ------   --------   --------   ------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $202,529   $187,592        8%  $ 36,466   $ 37,159       (2%)
                                                          --------   --------   ------   --------   --------   ------

                                                                   CORPORATE                     CONSOLIDATED
                                                          ----------------------------   ----------------------------
                                                          JUN. 30,   DEC. 31,            JUN. 30,   DEC. 31,
                                                            2004       2003     CHANGE     2004       2003     CHANGE
                                                          --------   --------   ------   --------   --------   ------
Investments
   Fixed maturities, available-for-sale, at fair value    $    122   $     86       42%  $ 70,703   $ 61,263       15%
   Equity securities, trading, at fair value                     -          -        -      8,995          -       NM
   Equity securities, available-for-sale, at fair value          -          -        -        584        565        3%
   Policy loans, at outstanding balance                          -          -        -      2,650      2,512        5%
   Other investments                                             6          2       NM      1,917      1,507       27%
                                                          --------   --------   ------   --------   --------   ------
      Total investments                                        128         88       45%    84,849     65,847       29%
Cash                                                             -          -        -        695        462       50%
Premiums receivable and agents' balances                         -          -        -      3,429      3,085       11%
Reinsurance recoverables                                         -          -        -      5,655      5,958       (5%)
Deferred policy acquisition costs and present
   value of future profits                                       1          1        -      8,086      7,599        6%
Deferred income taxes                                          255        230       11%       987        845       17%
Goodwill                                                       772        772        -      1,720      1,720        -
Other assets                                                    71         11       NM      3,961      3,704        7%
Separate account assets                                          -          -        -    130,840    136,633       (4%)
                                                          --------   --------   ------   --------   --------   ------
      TOTAL ASSETS                                        $  1,227   $  1,102       11%  $240,222   $225,853        6%
                                                          --------   --------   ------   --------   --------   ------

Future policy benefits, unpaid claims and
   claim adjustment expenses                              $     (7)  $     (9)      22%  $ 32,308   $ 33,117       (2%)
Other policyholder funds and benefits payable                   (1)        (1)       -     46,605     26,185       78%
Unearned premiums                                               (6)        (7)      14%     4,843      4,423        9%
Debt [1]                                                     4,926      5,663      (13%)    4,926      5,663      (13%)
Other liabilities                                              489        468        4%     8,425      8,193        3%
Separate account liabilities                                     -          -        -    130,840    136,633       (4%)
                                                          --------   --------   ------   --------   --------   ------
      TOTAL LIABILITIES                                      5,401      6,114      (12%)  227,947    214,214        6%
                                                          --------   --------   ------   --------   --------   ------
Equity excluding AOCI, net of tax                           (3,847)    (4,690)      18%    11,795     10,393       13%
AOCI, net of tax                                              (327)      (322)      (2%)      480      1,246      (61%)
                                                          --------   --------   ------   --------   --------   ------
      TOTAL STOCKHOLDERS' EQUITY                            (4,174)    (5,012)      17%    12,275     11,639        5%
                                                          --------   --------   ------   --------   --------   ------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $  1,227   $  1,102       11%  $240,222   $225,853        6%
                                                          --------   --------   ------   --------   --------   ------

[1]   Includes junior subordinated debentures.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                CAPITAL STRUCTURE

                                                                                                          YEAR OVER
                                                                                                            YEAR      SEQUENTIAL
                                                          2Q        3Q        4Q        1Q        2Q       QUARTER     QUARTER
                                                         2003      2003      2003      2004      2004      CHANGE       CHANGE
                                                        -------   -------   -------   -------   -------   ---------   ----------
DEBT
   Short-term debt (includes current maturities of
    long-term debt)                                     $   514   $   515   $ 1,050   $   573   $   622          21%           9%
   Senior notes                                           2,317     2,640     2,641     2,842     2,586          12%          (9%)
                                                        -------   -------   -------   -------   -------   ---------   ----------
      SUBTOTAL                                            2,831     3,155     3,691     3,415     3,208          13%          (6%)

   Equity unit notes                                      1,020     1,020     1,020     1,020     1,020           -            -
   Junior subordinated debentures [1]                     1,296       962       952       718       698         (46%)         (3%)
                                                        -------   -------   -------   -------   -------   ---------   ----------

      TOTAL DEBT                                        $ 5,147   $ 5,137   $ 5,663   $ 5,153   $ 4,926          (4%)         (4%)
                                                        -------   -------   -------   -------   -------   ---------   ----------

STOCKHOLDERS' EQUITY
   Equity excluding AOCI, net of tax                    $ 9,692   $ 9,987   $10,393   $11,369   $11,795          22%           4%
   AOCI, net of tax                                       1,807     1,357     1,246     2,168       480         (73%)        (78%)
                                                        -------   -------   -------   -------   -------   ---------   ----------
      TOTAL STOCKHOLDERS' EQUITY                        $11,499   $11,344   $11,639   $13,537   $12,275           7%          (9%)
                                                        -------   -------   -------   -------   -------   ---------   ----------

CAPITALIZATION
   TOTAL CAPITALIZATION INCLUDING AOCI, NET OF TAX      $16,646   $16,481   $17,302   $18,690   $17,201           3%          (8%)
   TOTAL CAPITALIZATION EXCLUDING AOCI, NET OF TAX      $14,839   $15,124   $16,056   $16,522   $16,721          13%           1%
                                                        -------   -------   -------   -------   -------   ---------   ----------

DEBT TO CAPITALIZATION RATIOS
   RATIOS INCLUDING AOCI

      TOTAL DEBT TO CAPITALIZATION                         30.9%     31.2%     32.7%     27.6%     28.6%       (2.3)         1.0

      Debt (excluding 75% of equity unit notes) to
       capitalization [2]                                  26.3%     26.5%     28.3%     23.5%     24.2%       (2.1)         0.7

      Debt (excluding equity unit notes and junior
       subordinated debentures) to capitalization          17.0%     19.1%     21.3%     18.3%     18.7%        1.7          0.4

   RATIOS EXCLUDING AOCI

      TOTAL DEBT TO CAPITALIZATION                         34.7%     34.0%     35.3%     31.2%     29.5%       (5.2)        (1.7)

      Debt (excluding 75% of equity unit notes) to
       capitalization [2]                                  29.5%     28.9%     30.5%     26.6%     24.9%       (4.6)        (1.7)

      Debt (excluding equity unit notes and junior
       subordinated debentures) to capitalization          19.1%     20.9%     23.0%     20.7%     19.2%        0.1         (1.5)
                                                        -------   -------   -------   -------   -------   ---------   ----------

[1] In accordance with the adoption of FASB Interpretation No. 46 "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51", the Company deconsolidated its trust preferred securities and simultaneously recognized as debt an equivalent note payable representing junior subordinated debentures.

[2] Reflects the treatment of equity units by certain rating agencies in the leverage calculation.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                     ACCUMULATED OTHER COMPREHENSIVE INCOME

                                                                      PROPERTY &
                                                             LIFE      CASUALTY    CORPORATE   CONSOLIDATED
                                                            -------   ----------   ---------   ------------
AS OF JUNE 30, 2004

   Fixed maturities unrealized gain                         $   642   $      387   $      12   $      1,041
   Equities unrealized gain                                       4           21           -             25
   Net deferred loss on cash-flow hedging instruments           (78)         (14)          -            (92)
                                                            -------   ----------   ---------   ------------
      Total unrealized gain                                     568          394          12            974
   Foreign currency translation adjustments                     (44)         (75)          -           (119)
   Minimum pension liability adjustment                           -          (36)       (339)          (375)
                                                            -------   ----------   ---------   ------------
      TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)   $   524   $      283   $    (327)  $        480
                                                            -------   ----------   ---------   ------------

AS OF DECEMBER 31, 2003

   Fixed maturities unrealized gain                         $   914   $      793   $      17   $      1,724
   Equities unrealized gain (loss)                               14           26           -             40
   Net deferred gain on cash-flow hedging instruments           (25)         (17)          -            (42)
                                                            -------   ----------   ---------   ------------
      Total unrealized gain                                     903          802          17          1,722
   Foreign currency translation adjustments                     (42)         (59)          -           (101)
   Minimum pension liability adjustment                           -          (36)       (339)          (375)
                                                            -------   ----------   ---------   ------------
      TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)   $   861   $      707   $    (322)  $      1,246
                                                            -------   ----------   ---------   ------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
           COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

                                                                                                      SIX MONTHS ENDED
                                                                                                          JUNE 30,
                                                          2Q        3Q       4Q       1Q       2Q     ----------------
                                                         2003      2003     2003     2004     2004     2003      2004
                                                        -------   ------   ------   ------   ------   -------   ------
Numerator:
   Net income (loss)                                    $   507   $  343   $  454   $  568   $  433   $  (888)  $1,001
   Less: Net realized capital gains (losses),
    after-tax                                               176       15       29       95       31       147      126
   Add: Periodic net coupon settlements on
    non-qualifying derivatives, after-tax                     9        7        8        5        1        14        6
   Less: Cumulative effect of accounting change,
    after-tax                                                 -        -        -      (23)       -         -      (23)
                                                        -------   ------   ------   ------   ------   -------   ------
   Operating income (loss)                                  340      335      433      501      403    (1,021)     904
   Impact of 2004 change in reinsurance ceded, net            -        -        -        -     (118)        -     (118)
   Impact of severance charge                               (27)       -        -        -        -       (27)       -
   Impact of 2003 asbestos reserve addition                   -        -        -        -        -    (1,701)       -
   Impact of Bancorp litigation                               -      (40)       -        -        -         -        -
   Impact of tax related items                               30        -        -        -        -        30        -
                                                        -------   ------   ------   ------   ------   -------   ------
   Operating income before impact of 2004 change in
      reinsurance ceded, net;
      Bancorp litigation; tax related items;
      severance charges; and 2003 asbestos reserve
      addition                                          $   337   $  375   $  433   $  501   $  521   $   677   $1,022

Denominator:
   Weighted average common shares outstanding (basic)     268.8    282.5    283.0    289.9    292.3     262.1    291.1
   Dilutive effect of convertible securities                  -        -        -      1.9      2.2         -      2.0
   Dilutive effect of options                               1.4      2.3      2.6      3.1      3.0         -      3.1
                                                        -------   ------   ------   ------   ------   -------   ------
   Weighted average common shares outstanding
    and dilutive potential common shares (diluted) [1]    270.2    284.8    285.6    294.9    297.5     262.1    296.2

Basic earnings (loss) per share
   Net income (loss)                                    $  1.89   $ 1.21   $ 1.60   $ 1.96   $ 1.48   $ (3.39)  $ 3.44
   Less: Net realized capital gains (losses),
    after-tax                                              0.66     0.05     0.10     0.33     0.10      0.56     0.43
   Add: Periodic net coupon settlements on
    non-qualifying derivatives, after-tax                  0.03     0.03     0.03     0.02        -      0.05     0.02
   Less: Cumulative effect of accounting change,
    after-tax                                                 -        -        -    (0.08)       -         -    (0.08)
                                                        -------   ------   ------   ------   ------   -------   ------
   Operating income (loss)                                 1.26     1.19     1.53     1.73     1.38     (3.90)    3.11
   Impact of 2004 change in reinsurance ceded, net            -        -        -        -    (0.40)        -    (0.40)
   Impact of severance charge                             (0.10)       -        -        -        -     (0.10)       -
   Impact of 2003 asbestos reserve addition                   -        -        -        -        -     (6.49)       -
   Impact of Bancorp litigation                               -    (0.14)       -        -        -         -        -
   Impact of tax related items                             0.11        -        -        -        -      0.11        -
                                                        -------   ------   ------   ------   ------   -------   ------
   Operating income before impact of 2004 change in
      reinsurance ceded, net;
      Bancorp litigation; tax related items;
      severance charges; and 2003 asbestos reserve
      addition                                          $  1.25   $ 1.33   $ 1.53   $ 1.73   $ 1.78   $  2.58   $ 3.51

Diluted earnings (loss) per share [1]
   Net income (loss)                                    $  1.88   $ 1.20   $ 1.59   $ 1.93   $ 1.46   $ (3.39)  $ 3.38
   Less: Net realized capital gains (losses),
    after-tax                                              0.65     0.05     0.10     0.33     0.11      0.56     0.43
   Add: Periodic net coupon settlements on
    non-qualifying derivatives, after-tax                  0.03     0.03     0.03     0.02        -      0.05     0.02
   Less: Cumulative effect of accounting change,
    after-tax                                                 -        -        -    (0.08)       -         -    (0.08)
                                                        -------   ------   ------   ------   ------   -------   ------
   Operating income (loss)                                 1.26     1.18     1.52     1.70     1.35     (3.90)    3.05
   Impact of 2004 change in reinsurance ceded, net            -        -        -        -    (0.40)        -    (0.40)
   Impact of severance charge                             (0.10)       -        -        -        -     (0.10)       -
   Impact of 2003 asbestos reserve addition                   -        -        -        -        -     (6.48)       -
   Impact of Bancorp litigation                               -    (0.14)       -        -        -
   Impact of tax related items                             0.11        -        -        -        -      0.11        -
                                                        -------   ------   ------   ------   ------   -------   ------
   Operating income before impact of 2004 change in
      reinsurance ceded, net;
      Bancorp litigation; tax related items;
      severance charges; and 2003 asbestos reserve
      addition [2]                                      $  1.25   $ 1.32   $ 1.52   $ 1.70   $ 1.75   $  2.57   $ 3.45
                                                        -------   ------   ------   ------   ------   -------   ------

[1] As a result of the antidilutive impact from the net loss in the six months ended June 30, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of diluted earnings per share for the six months ended June 30, 2003. In the absence of the net loss, 263.1 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the six months ended June 30, 2003.

[2] Calculated using weighted average common shares outstanding and dilutive potential common shares of 263.1 for the six months ended June 30, 2003.

                                      LIFE

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              FINANCIAL HIGHLIGHTS



                                                                               2Q            3Q             4Q           1Q
                                                                              2003          2003           2003         2004
                                                                           ----------    ----------     ----------    ----------
REVENUES
       Retail Products Group
            Individual Annuity [1]                                         $      430    $      454     $      487    $      625
            Other Retail                                                          103           112            123           138
                                                                           ----------    ----------     ----------    ----------
              Total Retail Products Group                                         533           566            610           763
       Institutional Solutions Group                                              470           733            485           442
       Individual Life                                                            240           249            249           254
       Group Benefits [2]                                                         638           663            656         1,004
       Other [1] [3]                                                               81            37             62           595
                                                                           ----------    ----------     ----------    ----------
                 TOTAL REVENUES                                            $    1,962    $    2,248     $    2,062    $    3,058
                                                                           ----------    ----------     ----------    ----------

OPERATING RESULTS BY SEGMENT
       Retail Products Group
            Individual Annuity                                             $       93    $       98     $      111    $      112
            Other Retail                                                            8             9             10            15
                                                                           ----------    ----------     ----------    ----------
              Total Retail Products Group                                         101           107            121           127
       Institutional Solutions Group                                               28            32             31            29
       Individual Life                                                             34            36             41            34
       Group Benefits                                                              35            38             41            47
       Other                                                                        2             8             15            19
                                                                           ----------    ----------     ----------    ----------

       Operating income, before Bancorp litigation and tax related items          200           221            249           256

            Bancorp litigation                                                      -           (40)             -             -
            Tax related items                                                      30             -              -             -
                                                                           ----------    ----------     ----------    ----------

       Operating income                                                           230           181            249           256

            Add:  Net realized capital gains, after-tax                            38             3             14            50
            Less: Periodic net coupon settlements on non-qualifying
                   derivatives, after-tax                                           6             4              5             2
                                                                           ----------    ----------     ----------    ----------

       Income before cumulative effect of accounting change, net of tax           262           180            258           304

            Add:  Cumulative effect of accounting change, net of tax                -             -              -           (23)
                                                                           ----------    ----------     ----------    ----------
                 NET INCOME                                                $      262    $      180     $      258    $      281
                                                                           ----------    ----------     ----------    ----------

Operating income ROE (last 12 months to equity excluding AOCI)                   16.3%         14.6%          15.0%         15.8%
Operating income ROE (last 12 months to equity excluding AOCI),
     excluding the impacts of Bancorp litigation and tax related items           14.0%         14.8%          15.2%         15.8%
Assets under management                                                    $  187,636    $  192,038     $  210,054    $  222,712
DAC capitalization                                                         $      386    $      441     $      457    $      494
DAC amortization                                                           $      175    $      202     $      229    $      233
DAC and PVFP assets                                                        $    5,927    $    6,265     $    6,623    $    6,523
Statutory surplus ($ in billions)                                                                       $      4.5    $      4.6
                                                                           ----------    ----------     ----------    ----------

                                                                                         Year Over
                                                                                            Year        Sequential
                                                                               2Q         Quarter         Quarter
                                                                              2004         Change         Change
                                                                           ----------    ----------     ----------
REVENUES
       Retail Products Group
            Individual Annuity [1]                                         $      629            46%             1%
            Other Retail                                                          135            31%            (2%)
                                                                           ----------    ----------     ----------
              Total Retail Products Group                                         764            43%             -
       Institutional Solutions Group                                              434            (8%)           (2%)
       Individual Life                                                            252             5%            (1%)
       Group Benefits [2]                                                       1,000            57%             -
       Other [1] [3]                                                              194           140%           (67%)
                                                                           ----------    ----------     ----------
                 TOTAL REVENUES                                            $    2,644            35%           (14%)
                                                                           ----------    ----------     ----------

OPERATING RESULTS BY SEGMENT
       Retail Products Group
            Individual Annuity                                             $      112            20%             -
            Other Retail                                                           14            75%            (7%)
                                                                           ----------    ----------     ----------
              Total Retail Products Group                                         126            25%            (1%)
       Institutional Solutions Group                                               28             -             (3%)
       Individual Life                                                             37             9%             9%
       Group Benefits                                                              48            37%             2%
       Other                                                                       14            NM            (26%)
                                                                           ----------    ----------     ----------

       Operating income, before Bancorp litigation and tax related items          253            27%            (1%)

            Bancorp litigation                                                      -             -              -
            Tax related items                                                       -          (100%)            -
                                                                           ----------    ----------     ----------

       Operating income                                                           253            10%            (1%)

            Add:  Net realized capital gains, after-tax                            16           (58%)          (68%)
            Less: Periodic net coupon settlements on non-qualifying
                   derivatives, after-tax                                           -          (100%)         (100%)
                                                                           ----------    ----------     ----------

       Income before cumulative effect of accounting change, net of tax           269             3%           (12%)

            Add:  Cumulative effect of accounting change, net of tax                -             -            100%
                                                                           ----------    ----------     ----------
                 NET INCOME                                                $      269             3%            (4%)
                                                                           ----------    ----------     ----------

Operating income ROE (last 12 months to equity excluding AOCI)                   15.7%         (0.6)          (0.1)
Operating income ROE (last 12 months to equity excluding AOCI),
     excluding the impacts of Bancorp litigation and tax related items           16.4%          2.4            0.6
Assets under management                                                    $  227,698            21%             2%
DAC capitalization                                                         $      477                           (3%)
DAC amortization                                                           $      233                            -
DAC and PVFP assets                                                        $    7,073                            8%
Statutory surplus ($ in billions)                                          $      4.3
                                                                           ----------    ----------     ----------

                                                                                     SIX MONTHS ENDED
                                                                                           JUNE 30,
                                                                           -------------------------------------
                                                                              2003         2004         Change
                                                                           ----------   ----------    ----------
REVENUES
       Retail Products Group
            Individual Annuity [1]                                         $      815   $    1,254            54%
            Other Retail                                                          196          273            39%
                                                                           ----------   ----------    ----------
              Total Retail Products Group                                       1,011        1,527            51%
       Institutional Solutions Group                                              892          876            (2%)
       Individual Life                                                            484          506             5%
       Group Benefits [2]                                                       1,305        2,004            54%
       Other [1] [3]                                                               56          789            NM
                                                                           ----------   ----------    ----------
                 TOTAL REVENUES                                            $    3,748   $    5,702            52%
                                                                           ----------   ----------    ----------

OPERATING RESULTS BY SEGMENT
       Retail Products Group
            Individual Annuity                                             $      164   $      224            37%
            Other Retail                                                           14           29           107%
                                                                           ----------   ----------    ----------
              Total Retail Products Group                                         178          253            42%
       Institutional Solutions Group                                               59           57            (3%)
       Individual Life                                                             66           71             8%
       Group Benefits                                                              69           95            38%
       Other                                                                        4           33            NM
                                                                           ----------   ----------    ----------

       Operating income, before Bancorp litigation and tax related items          376          509            35%

            Bancorp litigation                                                      -            -             -
            Tax related items                                                      30            -          (100%)
                                                                           ----------   ----------    ----------

       Operating income                                                           406          509            25%

            Add:  Net realized capital gains, after-tax                             9           66            NM
            Less: Periodic net coupon settlements on non-qualifying
                   derivatives, after-tax                                           8            2           (75%)
                                                                           ----------   ----------    ----------

       Income before cumulative effect of accounting change, net of tax           407          573            41%

            Add:  Cumulative effect of accounting change, net of tax                -          (23)            -
                                                                           ----------   ----------    ----------
                 NET INCOME                                                $      407   $      550            35%
                                                                           ----------   ----------    ----------

Operating income ROE (last 12 months to equity excluding AOCI)
Operating income ROE (last 12 months to equity excluding AOCI), excluding the impacts of Bancorp litigation and tax related items
Assets under management
DAC capitalization
DAC amortization
DAC and PVFP assets
Statutory surplus ($ in billions)
                                                                           ----------   ----------    ----------

                                                                                              SIX MONTHS ENDED
                                                                                                    JUNE 30,
                                                             1Q            2Q       -------------------------------------
                                                            2004          2004         2003         2004         Change
                                                          ----------   ----------   ----------   ----------    ----------
[1] With the adoption of SOP 03-1, certain annuity
    products were required to be accounted for in the
    general account. This change in accounting results
    in an increase in net investment income beginning
    in the first quarter of 2004.

[2] Beginning in first quarter 2004 Group Benefits revenues reflect revenue associated with the newly acquired business.

[3] SOP 03-1 effect on Japan revenues                     $      495   $      149                $      644

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                OPERATING RESULTS

                                                                                                                    YEAR OVER
                                                                                                                      YEAR
                                                               2Q         3Q         4Q         1Q          2Q       QUARTER
                                                              2003       2003       2003       2004        2004       CHANGE
                                                             -------    -------    -------    -------     -------   ---------
REVENUES
  Earned premiums                                            $   706    $   981    $   716    $   995     $   970         37%
  Fee income                                                     656        716        771        786         790         20%
  Net investment income [1]                                      504        512        522      1,201         858         70%
  Other revenues [1]                                              37         35         32          -           -       (100%)
  Net realized capital gains [2]                                  59          4         21         76          26        (56%)
                                                             -------    -------    -------    -------     -------    -------
        TOTAL REVENUES                                         1,962      2,248      2,062      3,058       2,644         35%
                                                             -------    -------    -------    -------     -------    -------

BENEFITS AND EXPENSES
  Benefits, claims and claim adjustment expenses               1,086      1,375      1,072      1,877       1,531         41%
  Amortization of deferred policy acquisition
      costs and present value of future profits                  175        202        229        233         233         33%
  Insurance operating costs and expenses                         395        379        410        526         511         29%
  Other expenses [3]                                               3         65          -          1           3          -
                                                             -------    -------    -------    -------     -------    -------
        TOTAL BENEFITS AND EXPENSES                            1,659      2,021      1,711      2,637       2,278         37%
                                                             -------    -------    -------    -------     -------    -------

NET INCOME
        INCOME BEFORE INCOME TAXES                               303        227        351        421         366         21%
  Income tax expense [4]                                          41         47         93        117          97        137%
                                                             -------    -------    -------    -------     -------    -------
        Income before cumulative effect of
           accounting change, net of tax                         262        180        258        304         269          3%
  Cumulative effect of accounting change, net of tax               -          -          -        (23)          -          -
                                                             -------    -------    -------    -------     -------    -------
        NET INCOME                                               262        180        258        281         269          3%

  Less: Cumulative effect of accounting change, net of tax         -          -          -        (23)          -          -
  Less: Net realized capital gains (losses), after-tax [2]        38          3         14         50          16        (58%)
  Add: Periodic net coupon settlements on non-qualifying
    derivatives, after-tax [1]                                     6          4          5          2           -       (100%)
                                                             -------    -------    -------    -------     -------    -------
        OPERATING INCOME [4] [5]                             $   230    $   181    $   249    $   256     $   253         10%
                                                             -------    -------    -------    -------     -------    -------

EFFECTIVE TAX RATE - NET INCOME [4]                             13.5%      20.7%      26.5%      27.8%       26.5%      13.0
EFFECTIVE TAX RATE - OPERATING INCOME [4]                        9.1%      21.0%      26.1%      26.2%       25.8%      16.7

                                                                                 SIX MONTHS ENDED
                                                              SEQUENTIAL              JUNE 30,
                                                               QUARTER    -----------------------------
                                                                CHANGE      2003      2004       CHANGE
                                                              ----------  -------    -------    -------
REVENUES
  Earned premiums                                                  (3%)   $ 1,389    $ 1,965         41%
  Fee income                                                        1%      1,273      1,576         24%
  Net investment income [1]                                       (29%)     1,007      2,059        104%
  Other revenues [1]                                                -          64          -       (100%)
  Net realized capital gains [2]                                  (66%)        15        102         NM
                                                              -------     -------    -------    -------
        TOTAL REVENUES                                            (14%)     3,748      5,702         52%
                                                              -------     -------    -------    -------

BENEFITS AND EXPENSES
  Benefits, claims and claim adjustment expenses                  (18%)     2,169      3,408         57%
  Amortization of deferred policy acquisition
      costs and present value of future profits                     -         338        466         38%
  Insurance operating costs and expenses                           (3%)       746      1,037         39%
  Other expenses [3]                                               NM           7          4        (43%)
                                                              -------     -------    -------    -------
        TOTAL BENEFITS AND EXPENSES                               (14%)     3,260      4,915         51%
                                                              -------     -------    -------    -------

NET INCOME
        INCOME BEFORE INCOME TAXES                                (13%)       488        787         61%
  Income tax expense [4]                                          (17%)        81        214        164%
                                                              -------     -------    -------    -------
        Income before cumulative effect of
           accounting change, net of tax                          (12%)       407        573         41%
  Cumulative effect of accounting change, net of tax              100%          -        (23)         -
                                                              -------     -------    -------    -------
        NET INCOME                                                 (4%)       407        550         35%
  Less: Cumulative effect of accounting change, net of tax        100%          -        (23)         -
  Less: Net realized capital gains (losses), after-tax [2]        (68%)         9         66         NM
  Add: Periodic net coupon settlements on non-qualifying
    derivatives, after-tax [1]                                   (100%)         8          2        (75%)
                                                              -------     -------    -------    -------
        OPERATING INCOME [4] [5]                                   (1%)   $   406    $   509         25%
                                                              -------     -------    -------    -------

EFFECTIVE TAX RATE - NET INCOME [4]                              (1.3)       16.6%      27.2%      10.6
EFFECTIVE TAX RATE - OPERATING INCOME [4]                        (0.4)       16.5%      26.0%       9.5

[1] With the adoption of SOP 03-1, certain annuity products were required to be accounted for in the general account. This change in accounting results in an increase in net investment income and benefits expense, as well as a decrease in other revenues in the first quarter of 2004.

[2] Includes periodic net coupon settlements on non-qualifying derivatives.

[3] The third quarter ended September 30, 2003 includes an expense related to the Bancorp litigation dispute of $62.

[4] The second quarter ended June 30, 2003 includes a $30 tax benefit primarily related to the favorable treatment of certain tax items.

[5] The third quarter ended September 30, 2003 includes an after-tax expense related to the Bancorp litigation dispute of $40.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                    TOTAL ASSETS UNDER MANAGEMENT/JAPAN DATA

                                                                                                                  YEAR
                                                                                                                  OVER
                                                                                                                  YEAR
                                             2Q            3Q             4Q            1Q             2Q        QUARTER
TOTAL ASSETS UNDER MANAGEMENT               2003          2003           2003          2004           2004       CHANGE
                                         -----------   ----------    -----------    ----------    ------------   -------
  Assets
      General account                    $    47,218   $   48,028    $    50,959    $   71,348    $     71,689      52%
      Separate account                       122,556      125,110        136,633       127,141         130,840       7%
                                         -----------   ----------    -----------    ----------    ------------      --
        TOTAL ASSETS                         169,774      173,138        187,592       198,489         202,529      19%
  Mutual fund assets                          17,862       18,900         22,462        24,223          25,169      41%
                                         -----------   ----------    -----------    ----------    ------------      --
        TOTAL ASSETS UNDER MANAGEMENT    $   187,636   $  192,038    $   210,054    $  222,712    $    227,698      21%
                                         -----------   ----------    -----------    ----------    ------------      --
JAPAN
  ACCOUNT VALUE
  Yen Y                                  Y   373,611   Y  535,180    Y   666,878    Y  846,172    Y  1,009,075     170%
  U.S.$                                  $     3,119   $    4,800    $     6,220    $    8,119    $      9,277     197%
                                         -----------   ----------    -----------    ----------    ------------      --
  SALES
  Yen Y                                  Y    71,408   Y  149,326    Y   126,708    Y  153,402     Y   174,231     144%
  U.S.$                                  $       600   $    1,276    $     1,159    $    1,436     $     1,599     167%

                                                           SIX MONTHS ENDED
                                          SEQUENTIAL          JUNE 30,
                                           QUARTER     -----------------------
TOTAL ASSETS UNDER MANAGEMENT               CHANGE        2003         2004        CHANGE
                                          ----------   ----------   ----------     ------
  Assets
      General account                        -

      Separate account                       3%
                                          ----
        TOTAL ASSETS                         2%
  Mutual fund assets                         4%
                                          ----
        TOTAL ASSETS UNDER MANAGEMENT        2%
                                          ----
JAPAN
  ACCOUNT VALUE
  Yen Y                                     19%
  U.S.$                                     14%
                                          ----
  SALES
  Yen Y                                     14%       Y  154,476    Y  327,633      112%
  U.S.$                                     11%       $    1,300    $    3,035      133%
                                          ----

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                           CONSOLIDATED BALANCE SHEETS

                                                                                                                  YEAR
                                                                                                                  OVER
                                                                                                                  YEAR    SEQUENTIAL
                                                             2Q         3Q         4Q         1Q         2Q      QUARTER   QUARTER
                                                            2003       2003       2003       2004       2004      CHANGE    CHANGE
                                                          --------   --------   --------   --------   --------   -------  ----------
  Investments
    Fixed maturities, available-for-sale, at fair value   $ 34,060   $ 35,237   $ 37,462   $ 49,580   $ 47,807     40%       (4%)
    Equity securities, available-for-sale, at fair value       452        424        357        406        383    (15%)      (6%)
    Equity securities, trading, at fair value                    -          -          -      7,831      8,995      -        15%
    Policy loans, at outstanding balance                     2,889      2,533      2,512      2,655      2,650     (8%)       -
    Other investments                                          937        891        823      1,167      1,229     31%        5%
-------------------------------------------------------------------------------------------------------------------------------
         Total investments                                  38,338     39,085     41,154     61,639     61,064     59%       (1%)

  Cash                                                         190        293        265        460        509    168%       11%
  Premiums receivable and agents' balances                     192        205        335        338        379     97%       12%
  Reinsurance recoverables                                     797        686        604        763        665    (17%)     (13%)
  Deferred policy acquisition costs and present
    value of future profits                                  5,927      6,265      6,623      6,523      7,073     19%        8%
  Deferred income taxes                                       (562)      (479)      (486)      (927)      (444)    21%       52%
  Goodwill                                                     796        796        796        796        796      -         -
  Other assets                                               1,540      1,177      1,668      1,756      1,647      7%       (6%)
  Separate account assets                                  122,556    125,110    136,633    127,141    130,840      7%        3%
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL ASSETS                                     $169,774   $173,138   $187,592   $198,489   $202,529     19%        2%
-------------------------------------------------------------------------------------------------------------------------------

  Future policy benefits, unpaid claims and claim
    adjustment expenses                                   $  8,928   $  9,362   $ 11,411   $ 11,666   $ 11,753     32%        1%
  Other policyholder funds and benefits payable             26,255     26,241     26,186     45,322     46,606     78%        3%
  Unearned premiums                                             51         63         58         55         54      6%       (2%)
  Other liabilities                                          3,762      4,150      4,440      4,542      4,484     19%       (1%)
  Separate account liabilities                             122,556    125,110    136,633    127,141    130,840      7%        3%
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                 161,552    164,926    178,728    188,726    193,737     20%        3%
-------------------------------------------------------------------------------------------------------------------------------

  Equity excluding AOCI, net of tax                          7,039      7,263      8,003      8,137      8,268     17%        2%
  AOCI, net of tax                                           1,183        949        861      1,626        524    (56%)     (68%)
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                          8,222      8,212      8,864      9,763      8,792      7%      (10%)
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $169,774   $173,138   $187,592   $198,489   $202,529     19%        2%
-------------------------------------------------------------------------------------------------------------------------------

Hartford Life and Accident Insurance Company NAIC RBC                                301%
Hartford Life Insurance Company NAIC RBC                                             393%
Hartford Life and Annuity Insurance Company NAIC RBC                                 493%
-------------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
      DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

                                                                OTHER
                                                                RETAIL   INSTITUTIONAL
                                                   INDIVIDUAL  PRODUCTS    SOLUTIONS    INDIVIDUAL   GROUP           OTHER
                                                    ANNUITY      GROUP       GROUP         LIFE     BENEFITS  JAPAN   LIFE   TOTAL
                                                   ----------  --------  -------------  ----------  --------  -----  -----  --------
                         QUARTER-TO-DATE

BALANCE, MARCH 31, 2004                             $ 4,007     $ 197        $ 102       $ 1,688     $ 105    $ 408  $ 16   $ 6,523
 Adjustments to unrealized gains and losses on
    securities available - for - sale and other         385        38           79           165         -        -     -       667
                                                   --------------------------------------------------------------------------------
Balance excluding adjustments to unrealized gains
    and losses on securities available - for -
    sale and other                                    4,392       235          181         1,853       105      408    16     7,190
 Capitalization                                         249        30           17            66         9      106     -       477
 Purchase Price Adjustment - related to the
    acquisition of
 Hartford Life Group Insurance Company                    -         -            -             -        (8)       -     -        (8)
 Amortization - Deferred Policy Acquisition Costs      (139)      (17)         (10)          (32)       (6)     (17)    -      (221)
 Amortization - Present Value of Future Profits          (4)        -            -            (8)        -        -     -       (12)
 Amortization - Realized Capital Gains                   (1)        -            -             -         -        -    (6)       (7)
                                                   --------------------------------------------------------------------------------
Balance, June 30, 2004                                4,497       248          188         1,879       100      497    10     7,419
 Adjustments to unrealized gains and losses on
    securities available - for - sale and other        (224)      (13)         (24)          (85)        -        -     -      (346)
-----------------------------------------------------------------------------------------------------------------------------------

BALANCE, JUNE 30, 2004 INCLUDING ADJUSTMENTS TO
 UNREALIZED GAINS AND LOSSES ON SECURITIES
 AVAILABLE-FOR-SALE AND OTHER                       $ 4,273     $ 235        $ 164       $ 1,794     $ 100    $ 497  $ 10   $ 7,073
-----------------------------------------------------------------------------------------------------------------------------------

                          YEAR-TO-DATE

BALANCE, DECEMBER 31, 2003                          $ 4,170     $ 195        $ 105       $ 1,700     $ 101    $ 331  $ 21   $ 6,623
 Adjustments to unrealized gains and losses on
    securities available - for - sale and other         190        28           67           131         -        -     -       416
                                                   --------------------------------------------------------------------------------
Balance excluding adjustments to unrealized gains
    and losses on securities available - for -
    sale and other                                    4,360       223          172         1,831       101      331    21     7,039
 Cumulative effect of accounting changes
    (SOP 03-1)                                         (105)        -            -             -         -        -     -      (105)
 Capitalization                                         535        60           35           127        18      196     -       971
 Purchase Price Adjustment - related to the
    acquisition of                                                                                                                -
 Hartford Life Group Insurance Company                    -         -            -             -        (8)       -     -        (8)
 Amortization - Deferred Policy Acquisition Costs      (285)      (35)         (19)          (66)      (11)     (30)    -      (446)
 Amortization - Present Value of Future Profits          (7)        -            -           (13)        -        -     -       (20)
 Amortization - Realized Capital Gains                   (1)        -            -             -         -        -   (11)      (12)
                                                   --------------------------------------------------------------------------------
Balance, June 30, 2004                                4,497       248          188         1,879       100      497    10     7,419
 Adjustments to unrealized gains and losses on
    securities available - for - sale and other        (224)      (13)         (24)          (85)        -        -     -      (346)
                                                   --------------------------------------------------------------------------------

BALANCE, JUNE 30, 2004 INCLUDING ADJUSTMENTS TO
 UNREALIZED GAINS AND LOSSES ON SECURITIES
 AVAILABLE-FOR-SALE AND OTHER                       $ 4,273     $ 235        $ 164       $ 1,794     $ 100    $ 497  $ 10   $ 7,073
-----------------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                        REINSURANCE RECOVERABLE ANALYSIS
                              AS OF MARCH 31, 2004

STATUTORY RESERVE CREDIT AND AMOUNTS RECOVERABLE

Gross statutory reinsurance reserve credit                   $ 1,629
Liability for reinsurance in unauthorized companies               (4)
--------------------------------------------------------------------
  Net statutory reinsurance reserve credit                   $ 1,625
--------------------------------------------------------------------
Statutory amounts recoverable from reinsurers                $   184
--------------------------------------------------------------------

The top ten reinsurers represent $1,556 or 86% of the total statutory reserve credit and amounts recoverable.

   - 19% of this amount is with reinsurers rated "A++" by A.M. Best at July 16, 2004.

   - 35% of this amount is with reinsurers rated "A+" by A.M. Best at July 16, 2004.

   - 1% of this amount is with reinsurers rated "A" by A.M. Best at July 16, 2004.

   - 45% of this amount is with reinsurers rated "A-" by A.M. Best at July 16, 2004.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
          STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION

                                                                      MARCH 31,    DECEMBER 31,
                                                                        2004          2003
                                                                     ----------    ------------
Statutory Capital and Surplus                                        $    4,554     $    4,470
GAAP Adjustments
        Investment in subsidiaries                                         (633)          (390)
        Deferred policy acquisition costs                                 6,523          6,624
        Deferred taxes                                                   (1,102)          (679)
        Benefit reserves                                                 (2,933)        (3,664)
        Unrealized gains on investments, net of impairments               2,504          1,945
        Asset valuation reserve and interest maintenance reserve            580            460
        Goodwill                                                            398            472
        Other, net                                                         (128)          (374)
----------------------------------------------------------------------------------------------
GAAP STOCKHOLDERS' EQUITY                                            $    9,763     $    8,864
----------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                   RETAIL PRODUCTS GROUP - INDIVIDUAL ANNUITY
                                INCOME STATEMENTS

                                                                       2Q      3Q      4Q      1Q      2Q
                                                                      2003    2003    2003    2004    2004
                                                                     ------  ------  ------  ------  ------
Revenues
  Premiums and other considerations
    Variable annuity fees                                            $ 259   $ 296   $ 326   $ 359   $ 369
    Other fees                                                          33      28      32      26      26
    ------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                              292     324     358     385     395

    Net guaranteed separate account income                              25      29      27       -       -

    Direct premiums                                                     30      20      18      20      17
    Reinsurance premiums                                               (32)    (29)    (32)    (34)    (34)
    ------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                  315     344     371     371     378

  NET INVESTMENT INCOME
    Net investment income on G/A assets                                127     128     125     275     271
    Net investment income on assigned capital                           16      16      18      16      18
    Charge for invested capital                                        (31)    (36)    (36)    (36)    (40)
    ------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                              112     108     107     255     249
  Net realized capital gains (losses) [1]                                3       2       9      (1)      2
  --------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                           430     454     487     625     629

BENEFITS AND EXPENSES
  BENEFITS AND CLAIMS
    Death benefits                                                      14      12       8       4       8
    Other contract benefits                                             20      15      15      16      18
    Change in reserve                                                   16      10       7       9       6
    Sales inducements                                                   16      18      17       6       6
    Interest credited on G/A assets                                     74      73      69     211     211
    ------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                                140     128     116     246     249

  OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                                 281     286     290     325     290
    Operating expenses                                                  49      46      50      46      47
    Premium taxes and other expenses                                     4       5       2       4       5
    ------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                           334     337     342     375     342
    Deferred policy acquisition costs                                 (250)   (256)   (254)   (286)   (249)
    ------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                             84      81      88      89      93
    Amortization of deferred policy acquisition costs and present
    value of future profits                                            101     125     137     149     143
    ------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                              325     334     341     484     485
         INCOME BEFORE INCOME TAX EXPENSE                              105     120     146     141     144
    Income tax expense (benefit)                                        (7)     22      31      30      30
    ------------------------------------------------------------------------------------------------------

    INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE               112      98     115     111     114
    Cumulative effect of accounting change, net of tax                   -       -       -     (19)      -
    ------------------------------------------------------------------------------------------------------
              NET INCOME                                               112      98     115      92     114

    Less: Cumulative effect of accounting change, net of tax             -       -       -     (19)      -
    Less: Non operating net realized gains (losses), net of tax [2]      -       -       4      (1)      2
    ------------------------------------------------------------------------------------------------------
              OPERATING INCOME                                         112      98     111     112     112
    Less: Tax related items                                             19       -       -       -       -
    ------------------------------------------------------------------------------------------------------
              OPERATING INCOME, BEFORE TAX RELATED ITEMS             $  93   $  98   $ 111   $ 112   $ 112
    ------------------------------------------------------------------------------------------------------

                                                                     YEAR OVER                 SIX MONTHS ENDED
                                                                        YEAR    SEQUENTIAL         JUNE 30,
                                                                      QUARTER     QUARTER   ------------------------
                                                                       CHANGE     CHANGE     2003    2004    CHANGE
                                                                     ---------  ----------  ------  -------  -------
Revenues
  Premiums and other considerations
    Variable annuity fees                                               42%          3%     $ 490   $  728      49%
    Other fees                                                         (21%)         -         71       52     (27%)
    --------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                               35%          3%       561      780      39%

    Net guaranteed separate account income                            (100%)         -         45        -    (100%)

    Direct premiums                                                    (43%)       (15%)       58       37     (36%)
    Reinsurance premiums                                                (6%)         -        (69)     (68)      1%
    --------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                   20%          2%       595      749      26%

  NET INVESTMENT INCOME
    Net investment income on G/A assets                                113%         (1%)      243      546     125%
    Net investment income on assigned capital                           13%         13%        30       34      13%
    Charge for invested capital                                        (29%)       (11%)      (61)     (76)    (25%)
    --------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                              122%         (2%)      212      504     138%
  Net realized capital gains (losses) [1]                              (33%)        NM          8        1     (88%)
  ----------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                            46%          1%       815    1,254      54%

BENEFITS AND EXPENSES
  BENEFITS AND CLAIMS
    Death benefits                                                     (43%)       100%        31       12     (61%)
    Other contract benefits                                            (10%)        13%        43       34     (21%)
    Change in reserve                                                  (63%)       (33%)       28       15     (46%)
    Sales inducements                                                  (63%)         -         31       12     (61%)
    Interest credited on G/A assets                                    185%          -        142      422     197%
    --------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                                 78%          1%       275      495      80%

  OTHER INSURANCE EXPENSES

    Commissions & wholesaling expenses                                   3%        (11%)      511      615      20%
    Operating expenses                                                  (4%)         2%        94       93      (1%)
    Premium taxes and other expenses                                    25%         25%        10        9     (10%)
    --------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                             2%         (9%)      615      717      17%
    Deferred policy acquisition costs                                    -          13%      (455)    (535)    (18%)
    --------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                             11%          4%       160      182      14%
    Amortization of deferred policy acquisition costs and present
    value of future profits                                             42%         (4%)      188      292      55%
    --------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                               49%          -        623      969      56%
         INCOME BEFORE INCOME TAX EXPENSE                               37%          2%       192      285      48%
    Income tax expense (benefit)                                        NM           -          9       60      NM
    --------------------------------------------------------------------------------------------------------------

    INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 2%          3%       183      225      23%
    Cumulative effect of accounting change, net of tax                   -         100%         -      (19)      -
    --------------------------------------------------------------------------------------------------------------

              NET INCOME                                                 2%         24%       183      206      13%

    Less: Cumulative effect of accounting change, net of tax             -         100%         -      (19)      -
    Less: Non operating net realized gains (losses), net of tax [2]      -          NM          -        1       -
    --------------------------------------------------------------------------------------------------------------
              OPERATING INCOME                                           -           -        183      224      22%
    Less: Tax related items                                           (100%)         -         19        -    (100%)
    --------------------------------------------------------------------------------------------------------------
              OPERATING INCOME, BEFORE TAX RELATED ITEMS                20%          -      $ 164   $  224      37%
    --------------------------------------------------------------------------------------------------------------

[1] Includes periodic net coupon settlements on non-qualifying derivatives and derivatives used as economic hedges of policyholder liabilities.

[2] Net gains (losses) on derivatives used as economic hedges of certain policyholder liabilities.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          RETAIL PRODUCTS GROUP - OTHER
                                INCOME STATEMENTS

                                                                     2Q             3Q            4Q            1Q          2Q
                                                                    2003           2003          2003          2004        2004
                                                                   ------         ------        ------        ------      ------
Revenues
    Premiums and other considerations
      Variable annuity fees                                         $  8           $ 11          $ 13          $ 16        $ 16
      Mutual fund and other fees                                      76             84            92           105         102
      -------------------------------------------------------------------------------------------------------------------------
           TOTAL FEE INCOME                                           84             95           105           121         118

      Direct premiums                                                  3             (1)            1             -           -
      Reinsurance premiums                                             -              -             -             -           -
      -------------------------------------------------------------------------------------------------------------------------
                TOTAL PREMIUMS AND OTHER CONSIDERATIONS               87             94           106           121         118

    NET INVESTMENT INCOME
      Net investment income on G/A assets                             16             16            17            17          16
      Net investment income on assigned capital                        1              1             -             -           1
      Charge for invested capital                                     (1)             -             -             -           -
      -------------------------------------------------------------------------------------------------------------------------
                TOTAL NET INVESTMENT INCOME                           16             17            17            17          17
    Net realized capital gains (losses) [1]                            -              1             -             -           -
    ---------------------------------------------------------------------------------------------------------------------------
                TOTAL REVENUES                                       103            112           123           138         135

BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
      Other contract benefits                                          1              2             2             2           2
      Change in reserve                                                -              -             -            (1)         (1)
      Sales inducements                                                1              -             -             -           -
      Interest credited on G/A assets                                 11             10            10            10           9
      -------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND CLAIMS                             13             12            12            11          10

    OTHER INSURANCE EXPENSES
      Commissions & wholesaling expenses                              54             58            69            79          75
      Operating expenses                                              32             37            38            35          39
      Premium taxes and other expenses                                 3              1             3             2           3
      -------------------------------------------------------------------------------------------------------------------------
           SUBTOTAL - EXPENSES BEFORE DEFERRAL                        89             96           110           116         117
      Deferred policy acquisition costs                              (24)           (24)          (30)          (30)        (30)
      -------------------------------------------------------------------------------------------------------------------------
                TOTAL OTHER INSURANCE EXPENSE                         65             72            80            86          87
      Amortization of deferred policy acquisition costs               13             14            16            18          17
      -------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND EXPENSES                           91             98           108           115         114
           INCOME BEFORE INCOME TAX EXPENSE                           12             14            15            23          21
      Income tax expense                                               3              5             5             8           7
      -------------------------------------------------------------------------------------------------------------------------
                NET INCOME                                             9              9            10            15          14

      Less: Non operating net realized gains (losses), net of tax      -              -             -             -           -
      -------------------------------------------------------------------------------------------------------------------------
                OPERATING INCOME                                       9              9            10            15          14
      Less: Tax related items                                          1              -             -             -           -
      -------------------------------------------------------------------------------------------------------------------------
                OPERATING INCOME, BEFORE TAX RELATED ITEMS          $  8           $  9          $ 10          $ 15        $ 14

                                                                      YEAR OVER                          SIX MONTHS ENDED
                                                                         YEAR      SEQUENTIAL                JUNE 30,
                                                                       QUARTER      QUARTER     ------------------------------------
                                                                        CHANGE       CHANGE      2003          2004          CHANGE
                                                                     -----------  ------------  ------  ------------------  --------
Revenues
    Premiums and other considerations
      Variable annuity fees                                               100%           -       $ 16           $ 32           100%
      Mutual fund and other fees                                           34%          (3%)      143            207            45%
      ----------------------------------------------------------------------------------------------------------------------------
           TOTAL FEE INCOME                                                40%          (2%)      159            239            50%

      Direct premiums                                                    (100%)          -          3              -          (100%)
      Reinsurance premiums                                                  -            -          -              -             -
      ----------------------------------------------------------------------------------------------------------------------------
                TOTAL PREMIUMS AND OTHER CONSIDERATIONS                    36%          (2%)      162            239            48%

    NET INVESTMENT INCOME
      Net investment income on G/A assets                                   -          (6%)        32             33             3%
      Net investment income on assigned capital                             -            -          1              1             -
      Charge for invested capital                                         100%           -          -              -             -
      ----------------------------------------------------------------------------------------------------------------------------
                TOTAL NET INVESTMENT INCOME                                 6%           -         33             34             3%
    Net realized capital gains (losses) [1]                                 -            -          1              -          (100%)
    ------------------------------------------------------------------------------------------------------------------------------
                TOTAL REVENUES                                             31%          (2%)      196            273            39%

BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
      Other contract benefits                                             100%           -          3              4            33%
      Change in reserve                                                     -            -          -             (2)            -
      Sales inducements                                                  (100%)          -          1              -          (100%)
      Interest credited on G/A assets                                     (18%)        (10%)       21             19           (10%)
      ----------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND CLAIMS                                 (23%)         (9%)       25             21           (16%)

    OTHER INSURANCE EXPENSES
      Commissions & wholesaling expenses                                   39%          (5%)       97            154            59%
      Operating expenses                                                   22%          11%        62             74            19%
      Premium taxes and other expenses                                      -           50%         6              5           (17%)
      ----------------------------------------------------------------------------------------------------------------------------
           SUBTOTAL - EXPENSES BEFORE DEFERRAL                             31%           1%       165            233            41%
      Deferred policy acquisition costs                                   (25%)          -        (44)           (60)          (36%)
      ----------------------------------------------------------------------------------------------------------------------------
                TOTAL OTHER INSURANCE EXPENSE                              34%           1%       121            173            43%
      Amortization of deferred policy acquisition costs                    31%          (6%)       29             35            21%
      ----------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND EXPENSES                                25%          (1%)      175            229            31%
           INCOME BEFORE INCOME TAX EXPENSE                                75%          (9%)       21             44           110%
      Income tax expense                                                  133%         (13%)        6             15           150%
      ----------------------------------------------------------------------------------------------------------------------------
                NET INCOME                                                 56%          (7%)       15             29            93%

      Less: Non operating net realized gains (losses), net of tax           -            -          -              -             -
      ----------------------------------------------------------------------------------------------------------------------------
                OPERATING INCOME                                           56%          (7%)       15             29            93%
      Less: Tax related items                                            (100%)          -          1              -          (100%)
      ----------------------------------------------------------------------------------------------------------------------------
                OPERATING INCOME, BEFORE TAX RELATED ITEMS                 75%          (7%)     $ 14           $ 29           107%

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                                    2Q            3Q             4Q           1Q             2Q
                                                                   2003          2003           2003         2004           2004
                                                                 --------      --------       --------     --------       --------
SALES
      INDIVIDUAL ANNUITY
          Broker-dealer                                          $ 3,003       $ 2,853       $ 2,824       $ 3,082        $ 2,582
          Banks                                                    1,305         1,464         1,530         1,619          1,602
          -----------------------------------------------------------------------------------------------------------------------
               TOTAL SALES BY DISTRIBUTION                       $ 4,308       $ 4,317       $ 4,354       $ 4,701        $ 4,184
          -----------------------------------------------------------------------------------------------------------------------

          Variable                                               $ 4,206       $ 3,954       $ 4,074       $ 4,581        $ 3,938
          Fixed MVA/other                                            102           363           280           120            246
          -----------------------------------------------------------------------------------------------------------------------
               TOTAL SALES BY PRODUCT                            $ 4,308       $ 4,317       $ 4,354       $ 4,701        $ 4,184
          -----------------------------------------------------------------------------------------------------------------------

      RETAIL MUTUAL FUNDS                                        $ 1,151       $ 1,138       $ 1,634       $ 1,942        $ 1,409

      401K
          Annuity                                                $   276       $   337       $   570       $   279        $   383
          Mutual funds                                                 -             -             -             -              -
          -----------------------------------------------------------------------------------------------------------------------
               TOTAL 401K                                        $   276       $   337       $   570       $   279        $   383
          -----------------------------------------------------------------------------------------------------------------------

      529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER          $    49       $    56       $    91       $   100        $    86
      ---------------------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
      INDIVIDUAL ANNUITY
          Variable                                               $ 4,206       $ 3,954       $ 4,074       $ 4,581        $ 3,938
          Fixed MVA/other                                            191           452           365           232            359
          -----------------------------------------------------------------------------------------------------------------------
               TOTAL INDIVIDUAL ANNUITY                            4,397         4,406         4,439         4,813          4,297
          -----------------------------------------------------------------------------------------------------------------------

      RETAIL MUTUAL FUNDS                                          1,151         1,138         1,634         1,942          1,409

      401K
          Annuity                                                    327           409           440           650            507
          Mutual funds                                                52            55            63            70             48
          -----------------------------------------------------------------------------------------------------------------------
               TOTAL 401K                                            379           464           503           720            555
          -----------------------------------------------------------------------------------------------------------------------

      529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER               49            56            91           100             86
      ---------------------------------------------------------------------------------------------------------------------------

                    TOTAL RETAIL PRODUCTS GROUP                  $ 5,976       $ 6,064       $ 6,667       $ 7,575        $ 6,347
---------------------------------------------------------------------------------------------------------------------------------

                                                               YEAR OVER                             SIX MONTHS ENDED
                                                                  YEAR        SEQUENTIAL                  JUNE 30,
                                                                QUARTER        QUARTER      ------------------------------------
                                                                CHANGE         CHANGE         2003          2004         CHANGE
                                                              -----------    ------------   --------      --------      --------
SALES
      INDIVIDUAL ANNUITY
          Broker-dealer                                           (14%)          (16%)       $ 5,524       $ 5,664          3%
          Banks                                                    23%            (1%)         2,285         3,221         41%
          -------------------------------------------------------------------------------------------------------------------
               TOTAL SALES BY DISTRIBUTION                         (3%)          (11%)       $ 7,809       $ 8,885         14%
          -------------------------------------------------------------------------------------------------------------------

          Variable                                                 (6%)          (14%)       $ 7,643       $ 8,519         11%
          Fixed MVA/other                                         141%           105%            166           366        120%
          -------------------------------------------------------------------------------------------------------------------
               TOTAL SALES BY PRODUCT                              (3%)          (11%)       $ 7,809       $ 8,885         14%
          -------------------------------------------------------------------------------------------------------------------

      RETAIL MUTUAL FUNDS                                          22%           (27%)       $ 1,999       $ 3,351         68%

      401K
          Annuity                                                  39%            37%        $   455       $   662         45%
          Mutual funds                                              -              -               3             -       (100%)
          -------------------------------------------------------------------------------------------------------------------
               TOTAL 401K                                          39%            37%        $   458       $   662         45%
          -------------------------------------------------------------------------------------------------------------------

      529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER            76%           (14%)       $    85       $   186        119%
      -----------------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
      INDIVIDUAL ANNUITY
          Variable                                                 (6%)          (14%)       $ 7,643       $ 8,519         11%
          Fixed MVA/other                                          88%            55%            331           591         79%
          -------------------------------------------------------------------------------------------------------------------
               TOTAL INDIVIDUAL ANNUITY                            (2%)          (11%)         7,974         9,110         14%
          -------------------------------------------------------------------------------------------------------------------

      RETAIL MUTUAL FUNDS                                          22%           (27%)         1,999         3,351         68%

      401K
          Annuity                                                  55%           (22%)           723         1,157         60%
          Mutual funds                                             (8%)          (31%)            97           118         22%
          -------------------------------------------------------------------------------------------------------------------
               TOTAL 401K                                          46%           (23%)           820         1,275         55%
          -------------------------------------------------------------------------------------------------------------------

      529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER            76%           (14%)            85           186        119%
      -----------------------------------------------------------------------------------------------------------------------

                    TOTAL RETAIL PRODUCTS GROUP                     6%           (16%)       $10,878       $13,922         28%
-----------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
                   SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                                   2Q         3Q         4Q        1Q
                                                                  2003       2003       2003      2004
                                                                  ----       ----       ----      ----
INDIVIDUAL ANNUITY
              General account                                    $  9,899   $  9,796  $   9,351 $  19,338
              Guaranteed separate account                           9,685      9,996     10,239         -
              Non-guaranteed separate account                      64,751     68,719     78,126    82,360
              -------------------------------------------------------------------------------------------
                 TOTAL INDIVIDUAL ANNUITY                        $ 84,335   $ 88,511  $  97,716 $ 101,698
---------------------------------------------------------------------------------------------------------
401K
              General account                                    $  1,006   $  1,027  $   1,024 $   1,048
              Non-guaranteed separate account                       2,694      3,017      3,582     4,110
              -------------------------------------------------------------------------------------------
                 TOTAL 401K                                      $  3,700   $  4,044  $   4,606 $   5,158
---------------------------------------------------------------------------------------------------------
TOTAL RETAIL PRODUCTS GROUP
              General account                                    $ 10,905   $ 10,823  $  10,375 $  20,386
              Guaranteed separate account                           9,685      9,996     10,239         -
              Non-guaranteed separate account                      67,445     71,736     81,708    86,470
              -------------------------------------------------------------------------------------------
                 TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE       $ 88,035   $ 92,555  $ 102,322 $ 106,856
---------------------------------------------------------------------------------------------------------
BY PRODUCT
              INDIVIDUAL ANNUITY
                 Individual Variable Annuities
                    General account                              $  8,959   $  8,816  $   8,345 $   7,999
                    Separate account                               64,789     68,756     78,156    82,387
                    -------------------------------------------------------------------------------------
                    Total individual variable annuities            73,748     77,572     86,501    90,386

                 Fixed MVA & other individual annuities            10,587     10,939     11,215    11,312
                 ----------------------------------------------------------------------------------------
                    TOTAL INDIVIDUAL ANNUITY                       84,335     88,511     97,716   101,698
                 ----------------------------------------------------------------------------------------

              401K - ANNUITY                                        3,700      4,044      4,606     5,158

                    TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE      88,035     92,555    102,322   106,856

              SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS             20         30         48        72

              MUTUAL FUND ASSETS
                 Retail mutual fund assets                         16,290     17,208     20,301    21,888
                 401K mutual fund assets                              471        502        585       644
                 Specialty Product/Other mutual fund assets           104        122        109       121
                 529 College Savings Plan assets                      147        177        259       324
                 ----------------------------------------------------------------------------------------
                    TOTAL MUTUAL FUND ASSETS                       17,012     18,009     21,254    22,977
                 ----------------------------------------------------------------------------------------

                    TOTAL RETAIL PRODUCTS GROUP ASSETS UNDER
                    MANAGEMENT                                   $105,067   $110,594  $ 123,624 $ 129,905


                                                                              Year Over
                                                                                Year      Sequential
                                                                    2Q         Quarter     Quarter
                                                                   2004        Change       Change
                                                                   ----        ------       ------
INDIVIDUAL ANNUITY
              General account                                    $ 19,302         95%          -
              Guaranteed separate account                               -       (100%)         -
              Non-guaranteed separate account                      84,574         31%          3%
              ----------------------------------------------------------------------------------
                 TOTAL INDIVIDUAL ANNUITY                        $103,876         23%          2%
------------------------------------------------------------------------------------------------
401K
              General account                                    $  1,077          7%          3%
              Non-guaranteed separate account                       4,408         64%          7%
              ----------------------------------------------------------------------------------
                 TOTAL 401K                                      $  5,485         48%          6%
------------------------------------------------------------------------------------------------
TOTAL RETAIL PRODUCTS GROUP
              General account                                    $ 20,379         87%          -
              Guaranteed separate account                               -       (100%)         -
              Non-guaranteed separate account                      88,982         32%          3%
              ----------------------------------------------------------------------------------
                 TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE       $109,361         24%          2%
------------------------------------------------------------------------------------------------
BY PRODUCT
              INDIVIDUAL ANNUITY
                 Individual Variable Annuities
                    General account                              $  7,900        (12%)        (1%)
                    Separate account                               84,604         31%          3%
                    ----------------------------------------------------------------------------
                    TOTAL INDIVIDUAL VARIABLE ANNUITIES            92,504         25%          2%

                 Fixed MVA & other individual annuities            11,372          7%          1%
                 -------------------------------------------------------------------------------
                    TOTAL INDIVIDUAL ANNUITY                      103,876         23%          2%
                 -------------------------------------------------------------------------------
              401K - ANNUITY                                        5,485         48%          6%

                    TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE     109,361         24%          2%

              SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS            103          NM         43%

              MUTUAL FUND ASSETS
                 Retail mutual fund assets                         22,734         40%          4%
                 401K mutual fund assets                              668         42%          4%
                 Specialty Product/Other mutual fund assets           127         22%          5%
                 529 College Savings Plan assets                      368        150%         14%
                 -------------------------------------------------------------------------------
                    TOTAL MUTUAL FUND ASSETS                       23,897         40%          4%
                 -------------------------------------------------------------------------------
                    TOTAL RETAIL PRODUCTS GROUP ASSETS UNDER
                    MANAGEMENT                                   $133,361         27%          3%

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
     SUPPLEMENTAL DATA - INDIVIDUAL ANNUITY - ACCOUNT VALUE ROLLFORWARD [1]

                                                                  2Q         3Q         4Q         1Q           2Q
                                                                 2003       2003       2003       2004         2004
                                                               --------   --------   --------   ---------   ---------
VARIABLE ANNUITIES                          BEGINNING BALANCE  $ 64,047   $ 73,748   $ 77,572   $  86,501   $  90,386

                          Sales/premiums/other deposits           4,206      3,954      4,074       4,581       3,938
                          Surrenders                             (1,467)    (1,427)    (2,163)     (2,033)     (1,953)
                          Death benefits/annuitizations/other      (297)      (270)      (278)       (359)       (334)
                          Net exchanges                              23         11          5          12          29
                          -------------------------------------------------------------------------------------------
                               Net Flows                          2,465      2,268      1,638       2,201       1,680
                          Change in market value/change in
                            reserve/interest credited             7,236      1,556      7,291       1,684         438
                          -------------------------------------------------------------------------------------------
                                               ENDING BALANCE  $ 73,748   $ 77,572   $ 86,501   $  90,386   $  92,504
---------------------------------------------------------------------------------------------------------------------

FIXED MVA AND OTHER                         BEGINNING BALANCE  $ 10,602   $ 10,587   $ 10,939   $  11,215   $  11,312

                          Sales/premiums/other deposits             191        452        365         232         359
                          Surrenders                               (239)      (149)      (159)       (176)       (313)
                          Death benefits/annuitizations/other      (113)       (98)       (93)       (105)       (116)
                          Net exchanges                             (21)       (11)        (4)        (12)        (28)
                          -------------------------------------------------------------------------------------------
                               Net Flows                           (182)       194        109         (61)        (98)
                          Change in market value/change in
                            reserve/interest credited               167        158        167         158         158
                          -------------------------------------------------------------------------------------------
                                               ENDING BALANCE  $ 10,587   $ 10,939   $ 11,215   $  11,312   $  11,372

---------------------------------------------------------------------------------------------------------------------

TOTAL INDIVIDUAL ANNUITY                    BEGINNING BALANCE  $ 74,649   $ 84,335   $ 88,511   $  97,716   $ 101,698

                          Sales/premiums/other deposits           4,397      4,406      4,439       4,813       4,297
                          Surrenders                             (1,706)    (1,576)    (2,322)     (2,209)     (2,266)
                          Death benefits/annuitizations/other      (410)      (368)      (371)       (464)       (450)
                          Net exchanges                               2          -          1           -           1
                          -------------------------------------------------------------------------------------------
                               Net Flows                          2,283      2,462      1,747       2,140       1,582
                          Change in market value/change in
                            reserve/interest credited             7,403      1,714      7,458       1,842         596
                          -------------------------------------------------------------------------------------------
                                               ENDING BALANCE  $ 84,335   $ 88,511   $ 97,716   $ 101,698   $ 103,876
---------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
        SUPPLEMENTAL DATA - OTHER RETAIL - ACCOUNT VALUE ROLLFORWARD [1]

                                                                      2Q          3Q          4Q           1Q           2Q
                                                                     2003        2003        2003         2004         2004
                                                                   --------    --------    --------     --------     --------
401K                          ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                    BEGINNING BALANCE  $  3,212    $  3,700    $  4,044     $  4,606     $  5,158

                              Sales/premiums/other deposits             327         409         440          650          507
                              Surrenders                               (107)       (138)       (205)        (197)        (209)
                              Death benefits/annuitizations/other        (9)         (8)         (1)          (8)          (7)
                              -----------------------------------------------------------------------------------------------
                                   Net Flows                            211         263         234          445          291
                              Change in market value/change in
                                reserve/interest credited               277          81         328          107           36
                              -----------------------------------------------------------------------------------------------
                                                   ENDING BALANCE  $  3,700    $  4,044    $  4,606     $  5,158     $  5,485
-----------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS           ASSET ROLLFORWARD

                                                BEGINNING BALANCE  $ 13,742    $ 16,290    $ 17,208     $ 20,301     $ 21,888
                              Sales                                   1,151       1,138       1,634        1,942        1,409
                              Redemptions                              (615)       (654)       (631)        (887)        (785)
                              -----------------------------------------------------------------------------------------------
                                   Net Sales                            536         484       1,003        1,055          624
                              Change in market value                  2,028         462       2,110          557          245
                              Other                                     (16)        (28)        (20)         (25)         (23)
                              -----------------------------------------------------------------------------------------------
                                                   ENDING BALANCE  $ 16,290    $ 17,208    $ 20,301     $ 21,888     $ 22,734
-----------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                   RETAIL PRODUCTS GROUP - INDIVIDUAL ANNUITY
              SUPPLEMENTAL DATA - GUARANTEED MINIMUM DEATH BENEFITS

                                                                         AS OF JUNE 30, 2004
                                                            ---------------------------------------------
                                                             ACCOUNT    NET AMT AT   % OF NAR    RETAINED
                                                              VALUE        RISK      REINSURED      NAR
                                                            ---------   ----------   ---------   --------
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE
Maximum anniversary value (MAV) [1]
    MAV only                                                $  61,264   $    8,299          89%  $    913
    with 5% rollup [2]                                          4,132          672          82%       121
    with Earnings Protection Benefit Rider (EPB) [3]            3,974          134          70%        40
    with 5% rollup & EPB                                        1,469          112          83%        19
---------------------------------------------------------------------------------------------------------
    Total MAV                                                  70,839        9,217          88%     1,093
Asset Protection Benefit (APB) [4]                             11,627           17          39%        10
Ratchet [5] (5 years)                                              43            3          96%         -
Reset [6] (5-7 years)                                           8,478          863           0%       862
Return of Premium [7]/Other                                     1,517           11           2%        11
---------------------------------------------------------------------------------------------------------
    TOTAL                                                   $  92,504   $   10,111          81%  $  1,976
---------------------------------------------------------------------------------------------------------

                                                               AS OF          AS OF           AS OF        AS OF        AS OF
                                                              JUNE 30,    SEPTEMBER 30,   DECEMBER 31,    MARCH 31,    JUNE 30,
                                                               2003           2003            2003          2004         2004
                                                            -----------   -------------   ------------   ----------   ----------
OTHER DATA
S&P 500 Index Value at end of period                             974.50          995.97       1,111.92     1,126.21     1,140.80
Total Account Value                                         $    73,748   $      77,572   $     86,500   $   90,386   $   92,504
Net Amount at risk                                               17,375          16,200         11,388       10,462       10,111
Retained net amount at risk                                       3,767           3,689          2,230        2,042        1,976
GMDB net GAAP liability [8]                                           -               -              -          106          103
GMDB net statutory reserve                                          233             205            149          160          168
Present value of retained guaranteed death benefits [9]             183             176            132          141          161
95% Confidence interval of present value of retained
    guaranteed death benefits [9]                            (121 - 387)     (110 - 368)     (88 - 282)   (77 - 417)     (98-456)
--------------------------------------------------------------------------------------------------------------------------------
Embedded value of variable annuity in-force business [10]
    Value of in-force                                       $     2,545   $       2,492   $      2,805   $    2,941   $    2,966
    Cost of capital                                                (339)           (350)          (400)        (401)        (392)
--------------------------------------------------------------------------------------------------------------------------------
    TOTAL EMBEDDED VALUE                                    $     2,206   $       2,142   $      2,405   $    2,540   $    2,574
--------------------------------------------------------------------------------------------------------------------------------

[1] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2] Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3] EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4] APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5] Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).

[6] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7] Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]   This reserve was established for GAAP in 2004 with the adoption of SOP
      03-1.

[9] For the March 31, 2004 determination of the 95% confidence interval of present value retained guaranteed death benefits, The Hartford enhanced and expanded the stochastically generated investment performance scenarios to 1,000. This more refined projection of the range of future death claims results in a wider confidence interval.

[10] Significant Assumptions: (a) 9.25% Cost of capital, (b) 9% separate account appreciation, (c) 35% Effective tax rate. Excludes the value of statutory surplus required to support the in-force business.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                                INCOME STATEMENTS

                                                                                                         YEAR OVER
                                                                                                            YEAR     SEQUENTIAL
                                                                   2Q      3Q      4Q      1Q      2Q     QUARTER     QUARTER
                                                                  2003    2003    2003    2004    2004    CHANGE      CHANGE
                                                                 ------  ------  ------  ------  ------  ---------   ----------
Revenues
  Premiums and other considerations
       Variable annuity and life fees                            $   22  $   22  $   25  $   25  $   23          5%          (8%)
       Cost of insurance charges                                     53      51      50      47      50         (6%)          6%
       Other fees                                                     1       -       -       2       3         NM           50%
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                            76      73      75      74      76          -            3%

       Net guaranteed separate account income                         3       2       2       -       -       (100%)          -

       Direct premiums                                              142     403     150     109      95        (33%)        (13%)
-------------------------------------------------------------------------------------------------------------------------------
            TOTAL PREMIUMS AND OTHER CONSIDERATIONS                 221     478     227     183     171        (23%)         (7%)

  NET INVESTMENT INCOME
       Net investment income on G/A assets                          236     245     247     249     255          8%           2%
       Net investment income on assigned capital                      7       6       7       7       6        (14%)        (14%)
       Charge for invested capital                                    1       1       1       1       1          -            -
-------------------------------------------------------------------------------------------------------------------------------
            TOTAL NET INVESTMENT INCOME                             244     252     255     257     262          7%           2%
  Net realized capital gains (losses) [1]                             5       3       3       2       1        (80%)        (50%)
-------------------------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                                          470     733     485     442     434         (8%)         (2%)

BENEFITS AND EXPENSES
  BENEFITS AND CLAIMS
       Death benefits                                                37      39      38      37      46         24%          24%
       Other contract benefits                                       76      74      66      82      81          7%          (1%)
       Change in reserve                                            118     387     148      94      85        (28%)        (10%)
       Sales inducements                                              -       1       -       -       -          -            -
       Interest credited on G/A assets                              143     144     143     142     145          1%           2%
-------------------------------------------------------------------------------------------------------------------------------
            TOTAL BENEFITS AND CLAIMS                               374     645     395     355     357         (5%)          1%

  OTHER INSURANCE EXPENSES
       Commissions & wholesaling expenses                            11      10      13      10       9        (18%)        (10%)
       Operating expenses                                            28      29      31      30      26         (7%)        (13%)
       Dividends to policyholders                                    25      14       7      12       8        (68%)        (33%)
       Premium taxes and other expenses [2]                           -      62      (2)      3       1          -          (67%)
-------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                         64     115      49      55      44        (31%)        (20%)
       Deferred policy acquisition costs                            (16)    (17)    (19)    (18)    (17)        (6%)          6%
-------------------------------------------------------------------------------------------------------------------------------
            TOTAL OTHER INSURANCE EXPENSE                            48      98      30      37      27        (44%)        (27%)
       Amortization of deferred policy acquisition costs              7       6      15       9      10         43%          11%
-------------------------------------------------------------------------------------------------------------------------------
            TOTAL BENEFITS AND EXPENSES                             429     749     440     401     394         (8%)         (2%)
         Income before income tax expense                            41     (16)     45      41      40         (2%)         (2%)
       Income tax expense (benefit)                                  12      (8)     14      12      12          -            -
-------------------------------------------------------------------------------------------------------------------------------
       INCOME  BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE         29      (8)     31      29      28         (3%)         (3%)
       Cumulative effect of accounting change, net of tax             -       -       -      (1)      -          -          100%
-------------------------------------------------------------------------------------------------------------------------------
            NET INCOME                                               29      (8)     31      28      28         (3%)          -

       Less: Cumulative effect of accounting change, net of tax       -       -       -      (1)      -          -          100%
-------------------------------------------------------------------------------------------------------------------------------
            OPERATING INCOME                                         29      (8)     31      29      28         (3%)         (3%)
       Less: Bancorp litigation                                       -     (40)      -       -       -          -            -
       Less: Tax related items                                        1       -       -       -       -       (100%)          -
-------------------------------------------------------------------------------------------------------------------------------
            OPERATING INCOME, BEFORE BANCORP LITIGATION AND TAX
            RELATED ITEMS                                        $   28  $   32  $   31  $   29  $   28          -           (3%)

                                                                    SIX MONTHS ENDED
                                                                        JUNE 30,
                                                                 ----------------------
                                                                  2003    2004   CHANGE
                                                                 ------  ------  ------
Revenues
  Premiums and other considerations
       Variable annuity and life fees                            $   41  $   48      17%
       Cost of insurance charges                                    106      97      (8%)
       Other fees                                                     4       5      25%
---------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                           151     150      (1%)

       Net guaranteed separate account income                         5       -    (100%)

       Direct premiums                                              242     204     (16%)
---------------------------------------------------------------------------------------
            TOTAL PREMIUMS AND OTHER CONSIDERATIONS                 398     354     (11%)

  NET INVESTMENT INCOME
       Net investment income on G/A assets                          474     504       6%
       Net investment income on assigned capital                     13      13       -
       Charge for invested capital                                    1       2     100%
---------------------------------------------------------------------------------------
            TOTAL NET INVESTMENT INCOME                             488     519       6%
  Net realized capital gains (losses) [1]                             6       3     (50%)
---------------------------------------------------------------------------------------
            TOTAL REVENUES                                          892     876      (2%)

BENEFITS AND EXPENSES
  BENEFITS AND CLAIMS
       Death benefits                                                90      83      (8%)
       Other contract benefits                                      151     163       8%
       Change in reserve                                            189     179      (5%)
       Sales inducements                                              -       -       -
       Interest credited on G/A assets                              279     287       3%
---------------------------------------------------------------------------------------
            TOTAL BENEFITS AND CLAIMS                               709     712       -

  OTHER INSURANCE EXPENSES
       Commissions & wholesaling expenses                            21      19     (10%)
       Operating expenses                                            53      56       6%
       Dividends to policyholders                                    39      20     (49%)
       Premium taxes and other expenses [2]                           2       4     100%
---------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                        115      99     (14%)
       Deferred policy acquisition costs                            (31)    (35)    (13%)
---------------------------------------------------------------------------------------
            TOTAL OTHER INSURANCE EXPENSE                            84      64     (24%)
       Amortization of deferred policy acquisition costs             13      19      46%
---------------------------------------------------------------------------------------
            TOTAL BENEFITS AND EXPENSES                             806     795      (1%)
         Income before income tax expense                            86      81      (6%)
       Income tax expense (benefit)                                  26      24      (8%)
---------------------------------------------------------------------------------------
       INCOME  BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE         60      57      (5%)
       Cumulative effect of accounting change, net of tax             -      (1)      -
---------------------------------------------------------------------------------------
            NET INCOME                                               60      56      (7%)

       Less: Cumulative effect of accounting change, net of tax       -      (1)      -
---------------------------------------------------------------------------------------
            OPERATING INCOME                                         60      57      (5%)
       Less: Bancorp litigation                                       -       -       -
       Less: Tax related items                                        1       -    (100%)
---------------------------------------------------------------------------------------
            OPERATING INCOME, BEFORE BANCORP LITIGATION AND TAX
            RELATED ITEMS                                        $   59  $   57      (3%)

[1]   Includes periodic net coupon settlements on non-qualifying derivatives.

[2] The third quarter ended September 30, 2003 includes an expense related to the Bancorp litigation dispute of $62.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                                                                YEAR OVER
                                                                                                  YEAR      SEQUENTIAL
                                                     2Q       3Q       4Q       1Q       2Q      QUARTER     QUARTER
                                                    2003     2003     2003     2004     2004     CHANGE       CHANGE
                                                   -------  -------  -------  -------  -------  ---------   ----------
SALES
  INSTITUTIONAL
    Structured settlements                         $   180  $   172  $   219  $   140  $   156        (13%)         11%
    Institutional annuities                             52      308       59       11        7        (87%)        (36%)
    Mutual funds                                        47       55      221       96       38        (19%)        (60%)
    GIC/Funding agreements                             809      351      562       74    1,000         24%          NM
    ------------------------------------------------------------------------------------------------------------------
         TOTAL INSTITUTIONAL                       $ 1,088  $   886  $ 1,061  $   321  $ 1,201         10%          NM
    ------------------------------------------------------------------------------------------------------------------

  GOVERNMENTAL
    Annuity                                        $   104  $   345  $   102  $   126  $   111          7%         (12%)
    Mutual funds                                         8        9        8       10        8          -          (20%)
    ------------------------------------------------------------------------------------------------------------------
         TOTAL GOVERNMENTAL                        $   112  $   354  $   110  $   136  $   119          6%         (13%)
    ------------------------------------------------------------------------------------------------------------------

  PRIVATE PLACEMENT LIFE INSURANCE
    Corporate owned                                $    15  $    12  $    89  $   103  $   142         NM           38%
    High net worth                                     108        4       15       49       16        (85%)        (67%)
    ------------------------------------------------------------------------------------------------------------------
         TOTAL PRIVATE PLACEMENT LIFE INSURANCE    $   123  $    16  $   104  $   152  $   158         28%           4%
    ------------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
  INSTITUTIONAL
    Structured settlements                             142  $   161  $   151  $   203  $   180         27%         (11%)
    Institutional annuities                             53      304       64        7       11        (79%)         57%
    Mutual funds                                        47       55      221       96       38        (19%)        (60%)
    GIC/Funding agreements                             623      327      466       18      319        (49%)         NM
    Other                                              308        7        6        4      316          3%          NM
    ------------------------------------------------------------------------------------------------------------------
         TOTAL INSTITUTIONAL                         1,173      854      908      328      864        (26%)        163%
    ------------------------------------------------------------------------------------------------------------------

  GOVERNMENTAL
    Annuity                                        $   274      520      297      358      307         12%         (14%)
    Mutual funds                                         8        9        8       10        8          -          (20%)
    ------------------------------------------------------------------------------------------------------------------
         TOTAL GOVERNMENTAL                            282      529      305      368      315         12%         (14%)
    ------------------------------------------------------------------------------------------------------------------

  PRIVATE PLACEMENT LIFE INSURANCE
    Corporate owned                                $     2       55       89      175      131         NM          (25%)
    High net worth                                     108        4       15       48       16        (85%)        (67%)
    ------------------------------------------------------------------------------------------------------------------
         TOTAL PRIVATE PLACEMENT LIFE INSURANCE    $   110       59      104      223      147         34%         (34%)
    ------------------------------------------------------------------------------------------------------------------

              TOTAL INSTITUTIONAL SOLUTIONS GROUP  $ 1,565  $ 1,442  $ 1,317  $   919  $ 1,326        (15%)         44%
----------------------------------------------------------------------------------------------------------------------

                                                       SIX MONTHS ENDED
                                                           JUNE 30,
                                                     2003    2004    CHANGE
                                                   -------  -------  ------
SALES
  INSTITUTIONAL
    Structured settlements                         $   324  $   296      (9%)
    Institutional annuities                             61       18     (70%)
    Mutual funds                                        63      134     113%
    GIC/Funding agreements                             973    1,074      10%
    -----------------------------------------------------------------------
         TOTAL INSTITUTIONAL                       $ 1,421  $ 1,522       7%
    -----------------------------------------------------------------------

  GOVERNMENTAL
    Annuity                                        $   181  $   237      31%
    Mutual funds                                        16       18      13%
    -----------------------------------------------------------------------
         TOTAL GOVERNMENTAL                        $   197  $   255      29%
    -----------------------------------------------------------------------

  PRIVATE PLACEMENT LIFE INSURANCE
    Corporate owned                                $    95  $   245     158%
    High net worth                                     108       65     (40%)
    -----------------------------------------------------------------------
         TOTAL PRIVATE PLACEMENT LIFE INSURANCE    $   203  $   310      53%
    -----------------------------------------------------------------------

SALES & OTHER DEPOSITS
  INSTITUTIONAL
    Structured settlements                         $   297  $   383      29%
    Institutional annuities                             62       18     (71%)
    Mutual funds                                        63      134     113%
    GIC/Funding agreements                             788      337     (57%)
    Other                                              311      320       3%
    -----------------------------------------------------------------------
         TOTAL INSTITUTIONAL                         1,521    1,192     (22%)
    -----------------------------------------------------------------------

  GOVERNMENTAL
    Annuity                                            508      665      31%
    Mutual funds                                        16       18      13%
    -----------------------------------------------------------------------
         TOTAL GOVERNMENTAL                            524      683      30%
    -----------------------------------------------------------------------

  PRIVATE PLACEMENT LIFE INSURANCE
    Corporate owned                                     89      306      NM
    High net worth                                     108       64     (41%)
    -----------------------------------------------------------------------
         TOTAL PRIVATE PLACEMENT LIFE INSURANCE        197      370      88%
    -----------------------------------------------------------------------

              TOTAL INSTITUTIONAL SOLUTIONS GROUP  $ 2,242  $ 2,245       -
---------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                   SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                                                                           YEAR OVER
                                                                                                              YEAR     SEQUENTIAL
                                                                     2Q       3Q     4Q      1Q      2Q     QUARTER     QUARTER
                                                                    2003     2003   2003    2004    2004    CHANGE       CHANGE
                                                                   ------- ------- ------- ------- ------- ---------   ----------
INSTITUTIONAL
  General account                                                  $ 8,578 $ 9,270 $ 9,912 $10,135 $10,318        20%           2%
  Guaranteed separate account                                          401     367     343     357     335       (16%)         (6%)
  Non-guaranteed separate account                                    2,245   2,265   2,405   2,449   2,724        21%          11%
  -------------------------------------------------------------------------------------------------------------------------------
    TOTAL INSTITUTIONAL                                            $11,224 $11,902 $12,660 $12,941 $13,377        19%           3%
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENTAL
  General account                                                  $ 3,594 $ 3,787 $ 3,819 $ 3,831 $ 3,907         9%           2%
  Non-guaranteed separate account                                    4,217   4,532   5,146   5,412   5,538        31%           2%
  -------------------------------------------------------------------------------------------------------------------------------
    TOTAL GOVERNMENTAL                                             $ 7,811 $ 8,319 $ 8,965 $ 9,243 $ 9,445        21%           2%
---------------------------------------------------------------------------------------------------------------------------------

PRIVATE PLACEMENT LIFE INSURANCE
  General account                                                  $ 2,835 $ 2,448 $ 2,403 $ 2,417 $ 2,397       (15%)         (1%)
  Non-guaranteed separate account                                   20,628  20,711  21,114  21,425  21,703         5%           1%
  -------------------------------------------------------------------------------------------------------------------------------
    TOTAL PRIVATE PLACEMENT LIFE INSURANCE                         $23,463 $23,159 $23,517 $23,842 $24,100         3%           1%
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INSTITUTIONAL SOLUTIONS GROUP
  General account                                                  $15,007 $15,505 $16,134 $16,383 $16,622        11%           1%
  Guaranteed separate account                                          401     367     343     357     335       (16%)         (6%)
  Non-guaranteed separate account                                   27,090  27,508  28,665  29,286  29,965        11%           2%
  -------------------------------------------------------------------------------------------------------------------------------
    TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE              $42,498 $43,380 $45,142 $46,026 $46,922        10%           2%
---------------------------------------------------------------------------------------------------------------------------------

BY PRODUCT
  INSTITUTIONAL
    Structured settlements                                           2,979 $ 3,140 $ 3,285 $ 3,492 $ 3,673        23%           5%
    Institutional annuities                                          2,047   2,333   2,395   2,418   2,397        17%          (1%)
    GIC/Funding agreements                                           4,047   4,261   4,677   4,686   4,690        16%           -
    Other                                                            2,151   2,168   2,303   2,345   2,617        22%          12%
    -----------------------------------------------------------------------------------------------------------------------------
      TOTAL INSTITUTIONAL                                           11,224  11,902  12,660  12,941  13,377        19%           3%
    -----------------------------------------------------------------------------------------------------------------------------

  GOVERNMENTAL - ANNUITY                                             7,811   8,319   8,965   9,243   9,445        21%           2%

  PRIVATE PLACEMENT LIFE INSURANCE
    Variable                                                        20,326  20,557  20,993  21,305  21,592         6%           1%
    Leveraged COLI                                                   3,137   2,602   2,524   2,537   2,508       (20%)         (1%)
    -----------------------------------------------------------------------------------------------------------------------------
      TOTAL PRIVATE PLACEMENT LIFE INSURANCE                        23,463  23,159  23,517  23,842  24,100         3%           1%
    -----------------------------------------------------------------------------------------------------------------------------

      TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE             42,498  43,380  45,142  46,026  46,922        10%           2%

  MUTUAL FUND ASSETS
    Institutional mutual fund assets                                   166     196     438     484     508        NM            5%
    Governmental mutual fund assets                                    684     695     770     762     764        12%           -
    -----------------------------------------------------------------------------------------------------------------------------
      TOTAL MUTUAL FUND ASSETS                                         850     891   1,208   1,246   1,272        50%           2%
    -----------------------------------------------------------------------------------------------------------------------------

      TOTAL INSTITUTIONAL SOLUTIONS GROUP ASSETS UNDER MANAGEMENT  $43,348 $44,271 $46,350 $47,272 $48,194        11%           2%
---------------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
           SUPPLEMENTAL DATA - ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

                                                                             2Q         3Q         4Q         1Q         2Q
                                                                            2003       2003       2003       2004       2004
                                                                          --------   --------   --------   --------   --------
INSTITUTIONAL                     ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                          BEGINNING BALANCE   $  9,963   $ 11,224   $ 11,902   $ 12,660   $ 12,941
                                    Sales/premiums/other deposits            1,126        799        687        232        826
                                    Surrenders                                (130)      (114)      (210)       (88)      (402)
                                    Death benefits/annuitizations/other        (88)       (90)       (82)       (99)      (101)
                                    ------------------------------------------------------------------------------------------
                                         Net Flows                             908        595        395         45        323
                                    Change in market value/change in
                                      reserve/interest credited                353         83        363        236        113
                                    ------------------------------------------------------------------------------------------
                                                         ENDING BALANCE   $ 11,224   $ 11,902   $ 12,660   $ 12,941   $ 13,377

------------------------------------------------------------------------------------------------------------------------------
GOVERNMENTAL                      ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                          BEGINNING BALANCE   $  7,199   $  7,811   $  8,319   $  8,965   $  9,243
                                    Sales/premiums/other deposits              274        520        297        358        307
                                    Surrenders                                (174)      (154)      (197)      (239)      (185)
                                    Death benefits/annuitizations/other        (18)       (17)       (17)       (15)       (16)
                                    ------------------------------------------------------------------------------------------
                                         Net Flows                              82        349         83        104        106
                                    Change in market value/change in
                                      reserve/interest credited                530        159        563        174         96
                                    ------------------------------------------------------------------------------------------
                                                         ENDING BALANCE   $  7,811   $  8,319   $  8,965   $  9,243   $  9,445

------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT LIFE INSURANCE  ACCOUNT VALUE ROLLFORWARD
                                                      BEGINNING BALANCE   $ 23,022   $ 23,463   $ 23,159   $ 23,517   $ 23,842
                                    Initial and subsequent premiums            110         59        104        223        147
                                    Surrenders                                 (33)      (571)      (106)       (16)       (35)
                                    Death benefits/annuitizations/other       (120)       (93)       (38)      (119)      (121)
                                    ------------------------------------------------------------------------------------------
                                         Net Flows                             (43)      (605)       (40)        88         (9)
                                    Change in market value/change in
                                      reserve/interest credited                484        301        398        237        267
                                    ------------------------------------------------------------------------------------------
                                                         ENDING BALANCE   $ 23,463   $ 23,159   $ 23,517   $ 23,842   $ 24,100
------------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 INDIVIDUAL LIFE
                                INCOME STATEMENTS

                                                                                                         YEAR OVER
                                                                                                           YEAR      SEQUENTIAL
                                                                   2Q      3Q      4Q      1Q      2Q     QUARTER     QUARTER
                                                                  2003    2003    2003    2004    2004    CHANGE       CHANGE
                                                                 ------  ------  ------  ------  ------  ---------   ----------
REVENUES
 PREMIUMS AND OTHER CONSIDERATIONS
  Variable life fees                                             $   11  $   11  $   13  $   12  $   13         18%           8%
  Cost of insurance charges                                         107     108     110     110     110          3%           -
  Other fees                                                         64      69      67      64      58         (9%)         (9%)
  -----------------------------------------------------------------------------------------------------------------------------
       TOTAL FEE INCOME                                             182     188     190     186     181         (1%)         (3%)

  Net guaranteed separate account income                              2       2       1       -       -       (100%)          -

  Direct premiums                                                    15      15      17      17      17         13%           -
  Reinsurance premiums                                              (21)    (19)    (23)    (22)    (22)        (5%)          -
  -----------------------------------------------------------------------------------------------------------------------------
            TOTAL PREMIUMS AND OTHER CONSIDERATIONS                 178     186     185     181     176         (1%)         (3%)

 NET INVESTMENT INCOME
  Net investment income on G/A assets                                70      69      71      80      82         17%           2%
  Net investment income on assigned capital                           3       4       4       3       4         33%          33%
  Charge for invested capital                                       (10)    (10)    (11)    (10)    (10)         -            -
  -----------------------------------------------------------------------------------------------------------------------------
            TOTAL NET INVESTMENT INCOME                              63      63      64      73      76         21%           4%
 Net realized capital gains (losses) [1]                             (1)      -       -       -       -        100%           -
 ------------------------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                                          240     249     249     254     252          5%          (1%)

BENEFITS AND EXPENSES
 BENEFITS AND CLAIMS
  Death benefits                                                     55      62      46      67      61         11%          (9%)
  Other contract benefits                                             6       6       6       5       6          -           20%
  Change in reserve                                                  (2)      -      (1)      -       -        100%           -
  Interest credited on G/A assets                                    49      49      48      53      53          8%           -
  -----------------------------------------------------------------------------------------------------------------------------
            TOTAL BENEFITS AND CLAIMS                               108     117      99     125     120         11%          (4%)

 OTHER INSURANCE EXPENSES
  Commissions & wholesaling expenses                                 37      40      54      44      46         24%           5%
  Operating expenses                                                 47      47      55      48      50          6%           4%
  Dividends to policyholders                                          -       1       1       1       -          -         (100%)
  Premium taxes and other expenses                                    7       7       8       8       9         29%          13%
  -----------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL - EXPENSES BEFORE DEFERRAL                           91      95     118     101     105         15%           4%
  Deferred policy acquisition costs                                 (52)    (57)    (73)    (61)    (66)       (27%)         (8%)
  -----------------------------------------------------------------------------------------------------------------------------
            TOTAL OTHER INSURANCE EXPENSE                            39      38      45      40      39          -           (3%)
  Amortization of deferred policy acquisition costs and present
  value of future profits                                            43      42      45      39      40         (7%)          3%
  -----------------------------------------------------------------------------------------------------------------------------
            TOTAL BENEFITS AND EXPENSES                             190     197     189     204     199          5%          (2%)
       INCOME BEFORE INCOME TAX EXPENSE                              50      52      60      50      53          6%           6%
  Income tax expense (benefit)                                       14      16      19      16      16         14%           -
  -----------------------------------------------------------------------------------------------------------------------------
  INCOME  BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE              36      36      41      34      37          3%           9%
  Cumulative effect of accounting change, net of tax                  -       -       -      (1)      -          -          100%
  -----------------------------------------------------------------------------------------------------------------------------
            NET INCOME                                               36      36      41      33      37          3%          12%

  Less: Cumulative effect of accounting change, net of tax            -       -       -      (1)      -          -          100%
  -----------------------------------------------------------------------------------------------------------------------------
            OPERATING INCOME                                         36      36      41      34      37          3%           9%
  Less: Tax related items                                             2       -       -       -       -       (100%)          -
  -----------------------------------------------------------------------------------------------------------------------------
            OPERATING INCOME, BEFORE TAX RELATED ITEMS           $   34  $   36  $   41  $   34  $   37          9%           9%

                                                                    SIX MONTHS ENDED
                                                                         JUNE 30,
                                                                 ----------------------
                                                                  2003    2004   CHANGE
                                                                 ------  ------  ------
REVENUES
 PREMIUMS AND OTHER CONSIDERATIONS
  Variable life fees                                             $   20  $   25      25%
  Cost of insurance charges                                         213     220       3%
  Other fees                                                        128     122      (5%)
  -------------------------------------------------------------------------------------
       TOTAL FEE INCOME                                             361     367       2%

  Net guaranteed separate account income                              5       -    (100%)

  Direct premiums                                                    29      34      17%
  Reinsurance premiums                                              (39)    (44)    (13%)
  -------------------------------------------------------------------------------------
            TOTAL PREMIUMS AND OTHER CONSIDERATIONS                 356     357       -

 NET INVESTMENT INCOME
  Net investment income on G/A assets                               142     162      14%
  Net investment income on assigned capital                           7       7       -
  Charge for invested capital                                       (20)    (20)      -
  -------------------------------------------------------------------------------------
            TOTAL NET INVESTMENT INCOME                             129     149      16%
 Net realized capital gains (losses) [1]                             (1)      -     100%
 --------------------------------------------------------------------------------------
            TOTAL REVENUES                                          484     506       5%

BENEFITS AND EXPENSES
 BENEFITS AND CLAIMS
  Death benefits                                                    116     128      10%
  Other contract benefits                                            11      11       -
  Change in reserve                                                  (2)      -     100%
  Interest credited on G/A assets                                    95     106      12%
  -------------------------------------------------------------------------------------
            TOTAL BENEFITS AND CLAIMS                               220     245      11%

 OTHER INSURANCE EXPENSES
  Commissions & wholesaling expenses                                 74      90      22%
  Operating expenses                                                 91      98       8%
  Dividends to policyholders                                          1       1       -
  Premium taxes and other expenses                                   15      17      13%
  -------------------------------------------------------------------------------------
       SUBTOTAL - EXPENSES BEFORE DEFERRAL                          181     206      14%
  Deferred policy acquisition costs                                (103)   (127)    (23%)
  -------------------------------------------------------------------------------------
            TOTAL OTHER INSURANCE EXPENSE                            78      79       1%
  Amortization of deferred policy acquisition costs and present
  value of future profits                                            89      79     (11%)
  -------------------------------------------------------------------------------------
            TOTAL BENEFITS AND EXPENSES                             387     403       4%
       INCOME BEFORE INCOME TAX EXPENSE                              97     103       6%
  Income tax expense (benefit)                                       29      32      10%
  -------------------------------------------------------------------------------------
  INCOME  BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE              68      71       4%
  Cumulative effect of accounting change, net of tax                  -      (1)      -
  -------------------------------------------------------------------------------------
            NET INCOME                                               68      70       3%

  Less: Cumulative effect of accounting change, net of tax            -      (1)      -
  -------------------------------------------------------------------------------------
            OPERATING INCOME                                         68      71       4%
  Less: Tax related items                                             2       -    (100%)
  -------------------------------------------------------------------------------------
            OPERATING INCOME, BEFORE TAX RELATED ITEMS           $   66  $   71       8%

[1]   Includes periodic net coupon settlements on non-qualifying derivatives.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 INDIVIDUAL LIFE
                                SUPPLEMENTAL DATA

                                                    2Q          3Q          4Q          1Q          2Q
                                                   2003        2003        2003        2004        2004
                                                 --------    --------    --------    --------    --------
SALES BY DISTRIBUTION
 Wirehouse/regional broker-dealer/banks          $     18    $     28    $     32    $     21    $     23
 Independent broker-dealer/WFS                         11          12          18          16          14
 Life professional/other                                8          10          20          14          10
---------------------------------------------------------------------------------------------------------
  TOTAL SALES BY DISTRIBUTION                    $     37    $     50    $     70    $     51    $     47
---------------------------------------------------------------------------------------------------------

SALES BY PRODUCT
 Variable life                                   $     23    $     26    $     30    $     23    $     25
 Universal life/whole life                             11          21          37          24          19
 Term life/other                                        3           3           3           4           3
---------------------------------------------------------------------------------------------------------
  TOTAL SALES BY PRODUCT                         $     37    $     50    $     70    $     51    $     47
---------------------------------------------------------------------------------------------------------

ACCOUNT VALUE
 General account                                 $  3,722    $  3,770    $  3,829    $  4,395    $  4,425
 Separate account                                   4,344       4,477       4,897       4,441       4,567
---------------------------------------------------------------------------------------------------------
  TOTAL ACCOUNT VALUE                            $  8,066    $  8,247    $  8,726    $  8,836    $  8,992
---------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY PRODUCT
 Variable life                                   $  4,141    $  4,284    $  4,725    $  4,797    $  4,934
 Universal life/interest sensitive whole life       3,166       3,213       3,259       3,297       3,321
 Modified guaranteed life                             671         661         655         653         647
 Other                                                 88          89          87          89          90
---------------------------------------------------------------------------------------------------------
  TOTAL ACCOUNT VALUE BY PRODUCT                 $  8,066    $  8,247    $  8,726    $  8,836    $  8,992
---------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
 Variable life                                   $ 66,518    $ 66,561    $ 67,031    $ 67,101    $ 67,537
 Universal life/interest sensitive whole life      37,935      37,990      38,320      38,532      38,554
 Term life                                         21,895      22,754      24,302      25,711      27,199
 Modified guaranteed life                             918         896         881         872         857
 Other                                                254         261         264         266         273
---------------------------------------------------------------------------------------------------------
  TOTAL LIFE INSURANCE IN FORCE                  $127,520    $128,462    $130,798    $132,482    $134,420
---------------------------------------------------------------------------------------------------------

                                                 YEAR OVER                   SIX MONTHS ENDED
                                                    YEAR      SEQUENTIAL         JUNE 30,
                                                  QUARTER      QUARTER      ------------------
                                                  CHANGE        CHANGE      2003  2004  CHANGE
                                                 ---------    ----------    ----  ----  ------
SALES BY DISTRIBUTION
 Wirehouse/regional broker-dealer/banks             28%          10%        $ 33  $ 44    33%
 Independent broker-dealer/WFS                      27%         (13%)         24    30    25%
 Life professional/other                            25%         (29%)         19    24    26%
--------------------------------------------------------------------------------------------
  TOTAL SALES BY DISTRIBUTION                       27%          (8%)       $ 76  $ 98    29%
--------------------------------------------------------------------------------------------

SALES BY PRODUCT
 Variable life                                       9%           9%        $ 49  $ 48    (2%)
 Universal life/whole life                          73%         (21%)         22    43    95%
 Term life/other                                     -          (25%)          5     7    40%
--------------------------------------------------------------------------------------------
  TOTAL SALES BY PRODUCT                            27%          (8%)       $ 76  $ 98    29%
--------------------------------------------------------------------------------------------

ACCOUNT VALUE
 General account                                    19%           1%
 Separate account                                    5%           3%
--------------------------------------------------------------------------------------------
  TOTAL ACCOUNT VALUE                               11%           2%
--------------------------------------------------------------------------------------------

ACCOUNT VALUE BY PRODUCT
 Variable life                                      19%           3%
 Universal life/interest sensitive whole life        5%           1%
 Modified guaranteed life                           (4%)         (1%)
 Other                                               2%           1%
--------------------------------------------------------------------------------------------
  TOTAL ACCOUNT VALUE BY PRODUCT                    11%           2%
--------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
 Variable life                                       2%           1%
 Universal life/interest sensitive whole life        2%           -
 Term life                                          24%           6%
 Modified guaranteed life                           (7%)         (2%)
 Other                                               7%           3%
--------------------------------------------------------------------------------------------
  TOTAL LIFE INSURANCE IN FORCE                      5%           1%
--------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 INDIVIDUAL LIFE
                            ACCOUNT VALUE ROLLFORWARD

                                                                      2Q           3Q           4Q           1Q           2Q
                                                                     2003         2003         2003         2004         2004
                                                                    -------      -------      -------      -------      -------
VARIABLE LIFE                            BEGINNING BALANCE          $ 3,673      $ 4,141      $ 4,284      $ 4,725      $ 4,797
                        First year & single premiums                     69           65           69           65           68
                        Renewal premiums                                125          121          159          139          136
                      ---------------------------------------------------------------------------------------------------------
                      Premiums and deposits                             194          186          228          204          204
                      Change in market value/interest credited          437          119          410           44          106
                      Surrenders [2]                                    (60)         (64)         (82)         (75)         (62)
                      Death benefits/policy fees                       (107)        (103)        (115)        (101)        (111)
                      Net exchanges                                       4            5            -            -            -
                      ---------------------------------------------------------------------------------------------------------
                                         ENDING BALANCE             $ 4,141      $ 4,284      $ 4,725      $ 4,797      $ 4,934
-------------------------------------------------------------------------------------------------------------------------------

OTHER [1]                                BEGINNING BALANCE          $ 3,910      $ 3,925      $ 3,963      $ 4,001      $ 4,039
                        First year & single premiums                     20           59           70           60           48
                        Renewal premiums                                 83           86           84           83           86
                      ---------------------------------------------------------------------------------------------------------
                      Premiums and deposits                             103          145          154          143          134
                      Change in market value/interest credited           52           50           50           48           47
                      Surrenders                                        (48)         (62)         (66)         (55)         (56)
                      Death benefits/policy fees                        (88)         (90)        (100)         (98)        (106)
                      Net exchanges                                      (4)          (5)           -            -            -
                      ---------------------------------------------------------------------------------------------------------
                                         ENDING BALANCE             $ 3,925      $ 3,963      $ 4,001      $ 4,039      $ 4,058
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INDIVIDUAL LIFE                    BEGINNING BALANCE          $ 7,583      $ 8,066      $ 8,247      $ 8,726      $ 8,836
                        First year & single premiums                     89          124          139          125          116
                        Renewal premiums                                208          207          243          222          222
                      ---------------------------------------------------------------------------------------------------------
                      Premiums and deposits                             297          331          382          347          338
                      Change in market value/interest credited          489          169          460           92          153
                      Surrenders                                       (108)        (126)        (148)        (130)        (118)
                      Death benefits/policy fees                       (195)        (193)        (215)        (199)        (217)
                      Net exchanges                                       -            -            -            -            -
                      ---------------------------------------------------------------------------------------------------------
                                         ENDING BALANCE             $ 8,066      $ 8,247      $ 8,726      $ 8,836      $ 8,992
-------------------------------------------------------------------------------------------------------------------------------

[1] Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed
    Life Insurance and Other.

[2] The fourth quarter 2003 includes return of account value of $16 for a discontinued product.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 GROUP BENEFITS
                                INCOME STATEMENTS

                                                                                       YEAR OVER                SIX MONTHS ENDED
                                                                                         YEAR    SEQUENTIAL         JUNE 30,
                                                   2Q     3Q     4Q       1Q      2Q    QUARTER   QUARTER    --------------------
                                                  2003   2003   2003     2004    2004   CHANGE     CHANGE    2003    2004  CHANGE
                                                  ----   ----   ----     ----    ----    -----     ------    ----    ----  ------
Revenues
  Premiums and other considerations
    ASO fees                                         4      4      5        9       8     100%      (11%)      10      17      70%
    Other fees                                       -      1      -        1       1       -         -         -       2       -
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL FEE INCOME                               4      5      5       10       9     125%      (10%)      10      19      90%

    Direct premiums                                569    582    578      726     720      27%       (1%)   1,138   1,446      27%
    Reinsurance premiums                             -     10      7      179     177       -        (1%)      27     356      NM
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL PREMIUMS AND OTHER CONSIDERATIONS    573    597    590      915     906      58%       (1%)   1,175   1,821      55%

  NET INVESTMENT INCOME
    Net investment income on G/A assets             55     56     56       77      80      45%        4%      113     157      39%
    Net investment income on assigned capital        9     10     10       12      13      44%        8%       19      25      32%
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL NET INVESTMENT INCOME                 64     66     66       89      93      45%        4%      132     182      38%
  Net realized capital gains (losses) [1]            1      -      -        -       1       -         -        (2)      1      NM
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL REVENUES                             638    663    656    1,004   1,000      57%        -     1,305   2,004      54%

BENEFITS AND EXPENSES
  BENEFITS AND CLAIMS
    Death benefits                                 172    167    150      259     232      35%      (10%)     347     491      41%
    Other contract benefits                        251    262    251      387     396      58%        2%      512     783      53%
    Change in reserve                               28     43     49       38      62     121%       63%       81     100      23%
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL BENEFITS AND CLAIMS                  451    472    450      684     690      53%        1%      940   1,374      46%

  OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses              59     61     56      129     123     108%       (5%)     117     252     115%
    Operating expenses                              72     70     86      113     109      51%       (4%)     141     222      57%
    Premium taxes and other expenses                11     12     11       19      17      55%      (11%)      22      36      64%
---------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL - EXPENSES BEFORE DEFERRAL          142    143    153      261     249      75%       (5%)     280     510      82%
    Deferred policy acquisition costs               (4)    (6)    (6)      (9)     (9)   (125%)       -       (11)    (18)    (64%)
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL OTHER INSURANCE EXPENSE              138    137    147      252     240      74%       (5%)     269     492      83%
    Amortization of deferred policy acquisition
     costs and present value of future Profits       5      4      5        5       6      20%       20%        9      11      22%
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL BENEFITS AND EXPENSES                594    613    602      941     936      58%       (1%)   1,218   1,877      54%
      INCOME BEFORE INCOME TAX EXPENSE              44     50     54       63      64      45%        2%       87     127      46%
    Income tax expense (benefit)                     9     12     13       16      16      78%        -        18      32      78%
---------------------------------------------------------------------------------------------------------------------------------
        NET INCOME                                  35     38     41       47      48      37%        2%       69      95      38%

    Less: Non operating net realized gains
      (losses), net of tax                           -      -      -        -       -       -         -         -       -       -
---------------------------------------------------------------------------------------------------------------------------------
        OPERATING INCOME                            35     38     41       47      48      37%        2%       69      95      38%
    Less: Tax related items                          -      -      -        -       -       -         -         -       -       -
---------------------------------------------------------------------------------------------------------------------------------
        OPERATING INCOME, BEFORE TAX
          RELATED ITEMS                          $  35   $ 38   $ 41   $   47  $   48      37%        2%  $    69  $   95      38%

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 GROUP BENEFITS
                                SUPPLEMENTAL DATA

                                                                                        YEAR OVER                SIX MONTHS ENDED
                                                                                           YEAR   SEQUENTIAL         JUNE 30,
                                                 2Q       3Q       4Q      1Q     2Q     QUARTER   QUARTER    ----------------------
                                                2003     2003     2003    2004   2004     CHANGE    CHANGE    2003     2004  CHANGE
                                                ----     ----     ----    ----   ----     ------    ------    ----     ----  ------
PREMIUMS      FULLY INSURED - ONGOING PREMIUMS
                  Group disability             $  237   $  243  $  240  $  393  $  383      62%        (3%)  $  480  $  776     62%
                  Group life                      240      249     252     415     412      72%        (1%)     483     827     71%
                  Other                            91       89      93      97     102      12%         5%      173     199     15%
                  ----------------------------------------------------------------------------------------------------------------
                       TOTAL FULLY INSURED -
                         ONGOING PREMIUMS         568      581     585     905     897      58%        (1%)   1,136   1,802     59%
                  ----------------------------------------------------------------------------------------------------------------

                       Total buyouts [1]            1       11       -       -       -    (100%)         -       29       -   (100%)
                       -----------------------------------------------------------------------------------------------------------
                       TOTAL PREMIUMS             569      592     585     905     897      58%        (1%)   1,165   1,802     55%
                       Group disability -
                         premium
                         equivalents [2]           51       50      51      62      72      41%        16%      101     134     33%
                       -----------------------------------------------------------------------------------------------------------
                       TOTAL PREMIUMS AND
                         PREMIUM EQUIVALENT
                         CLAIMS                $ 620    $  642  $  636  $  967  $  969      56%         -    $1,266  $1,936     53%
                       -----------------------------------------------------------------------------------------------------------
SALES (GROSS  FULLY INSURED - ONGOING SALES
ANNUALIZED        Group disability             $   51   $   32  $   39  $  139  $   35     (31%)      (75%)  $  154  $  174     13%
NEW PREMIUMS)     Group life                       30       38      43     152      58      93%       (62%)     119     210     76%
                  Other                            11       30      11      50      11       -        (78%)      41      61     49%
                  ----------------------------------------------------------------------------------------------------------------
                       TOTAL FULLY INSURED -
                         ONGOING SALES             92      100      93     341     104      13%       (70%)     314     445     42%
                  ----------------------------------------------------------------------------------------------------------------
                       Total buyouts [1]            3       11      16       -       -    (100%)        -        29       -   (100%)
                       -----------------------------------------------------------------------------------------------------------
                       TOTAL SALES                 95      111     109     341     104       9%       (70%)     343     445     30%
                       Group disability
                         premium
                         equivalents [2]            4        6       7      37       8     100%       (78%)      28      45     61%
                       -----------------------------------------------------------------------------------------------------------
                       TOTAL SALES AND
                         PREMIUM
                         EQUIVALENTS           $   99   $  117  $  116  $  378  $  112      13%       (70%)  $  371  $  490     32%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS [3]        Loss Ratio                     78.7%    78.7%   76.3%   74.8%   76.2%                        79.5%   75.5%
                  Expense Ratio                  25.0%    24.1%   25.8%   28.1%   27.2%                        24.3%   27.6%

----------------------------------------------------------------------------------------------------------------------------------

GAAP RESERVES     Group disability             $2,538   $2,552  $3,997  $4,042  $4,081      61%         1%
                  Group life                      803      822   1,282   1,274   1,295      61%         2%
                  Other                           188      212     200     202     197       5%        (2%)
                  ----------------------------------------------------------------------------------------------------------------
                       TOTAL GAAP RESERVES     $3,529   $3,586  $5,479  $5,518  $5,573      58%         1%
----------------------------------------------------------------------------------------------------------------------------------

[1] Takeover of open claim liabilities and other non-recurring premium amounts.

[2] Administrative services only (ASO) fees and claims under claim management agreements.

[3] Ratios calculated excluding the effects of buyout premiums.

                              PROPERTY & CASUALTY

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              FINANCIAL HIGHLIGHTS

                                                                                                                   YEAR OVER
                                                                                                                      YEAR
                                                                       2Q       3Q        4Q        1Q       2Q     QUARTER
                                                                      2003     2003      2003      2004     2004     CHANGE
---------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY PREMIUMS
   Written premiums                                                  $2,134   $2,318    $2,166    $2,397   $2,548     19%
   Earned premiums [1]                                                2,106    2,268     2,265     2,186    2,353     12%

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
   Business Insurance                                                    50       34        67       225       97     94%
   Personal Lines                                                         8       40        26       106       75     NM
   Specialty Commercial                                                  25      (46)       26      (110)      29     16%
   ------------------------------------------------------------------------------------------------------------------------
      ONGOING OPERATIONS UNDERWRITING RESULTS                            83       28       119       221      201    142%
   Other Operations [2]                                                 (89)     (22)      (78)      (65)    (214)   140%)
   ------------------------------------------------------------------------------------------------------------------------
      TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS                 $   (6)  $    6    $   41    $  156   $  (13)  (117%)

ONGOING OPERATIONS UNDERWRITING RATIOS
   Loss and loss adjustment expenses
      Current year                                                     68.9     68.7      67.8      66.8     65.2    3.7
      Prior year [1] [3]                                                  -      2.1      (0.2)     (4.5)     0.7   (0.7)
   ------------------------------------------------------------------------------------------------------------------------
   Total loss and loss adjustment expenses                             68.9     70.7      67.5      62.2     65.8    3.1

   Expenses                                                            26.6     27.6      26.8      27.3     25.6    1.0
   Policyholder dividends                                               0.5      0.4       0.2       0.3        -    0.5
   ------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                                   96.0     98.8      94.6      89.8     91.4    4.6
---------------------------------------------------------------------------------------------------------------------------
   Catastrophe ratio [3]                                                4.7      3.4       1.5     (12.2)     2.4    2.3
---------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                               91.3     95.3      93.1     102.0     89.0    2.3

      COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT    91.3     93.3      92.6      92.7     88.5    2.8
---------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY INCOME AND ROE
   Net income (loss)                                                 $  295   $  218    $  237    $  341   $  203    (31%)
   Operating income (loss) [4]                                          160      209       225       297      188     18%
   Impacts of 2004 change in reinsurance ceded, net and 2003
      asbestos reserve addition and severance charges                   (27)       -         -         -     (118)    NM
   Operating income before impacts of 2004 change in reinsurance ceded, net and 2003 asbestos reserve addition and
      severance charges                                                 187      209       225       297      306     64%
   Operating income ROE (last 12 months income-equity x-AOCI)         (24.4%)  (22.3%)   (20.1%)    18.5%    16.6%    NM
   Operating income ROE (last 12 months income-equity x-AOCI)
      before the impact of the 2004 change in reinsurance ceded, net and 2003 asbestos reserve addition and
      severance charges [5]                                            13.9%     14.5%    15.2%     17.1%    18.9%   5.0

                                                                                     SIX MONTHS ENDED
                                                                     SEQUENTIAL          JUNE 30,
                                                                      QUARTER    -------------------------
                                                                       CHANGE      2003      2004    CHANGE
----------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY PREMIUMS
   Written premiums                                                       6%      $  4,581   $ 4,945     8%
   Earned premiums [1]                                                    8%         4,272     4,539     6%

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
   Business Insurance                                                   (57%)           57       322    NM
   Personal Lines                                                       (29%)           64       181   183%
   Specialty Commercial                                                  NM             30       (81)   NM
   -------------------------------------------------------------------------------------------------------
      ONGOING OPERATIONS UNDERWRITING RESULTS                            (9%)          151       422   179%
   Other Operations [2]                                                  NM         (2,740)     (279)   90%
   -------------------------------------------------------------------------------------------------------
      TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS                     NM       $ (2,589)  $   143    NM

ONGOING OPERATIONS UNDERWRITING RATIOS
   Loss and loss adjustment expenses
      Current year                                                      1.6           69.4      65.9   3.5
      Prior year [1] [3]                                               (5.2)             -      (1.8)  1.8
   -------------------------------------------------------------------------------------------------------
   Total loss and loss adjustment expenses                             (3.6)          69.4      64.1   5.3

   Expenses                                                             1.7           26.4      26.4     -
   Policyholder dividends                                               0.3            0.5       0.1   0.4
   -------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                                   (1.6)          96.3      90.6   5.7
----------------------------------------------------------------------------------------------------------
   Catastrophe ratio [3]                                              (14.6)           3.7      (4.6)  8.3
----------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                               13.0           92.6      95.2  (2.6)

      COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT     4.2           92.6      90.5   2.1
----------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY INCOME AND ROE
   Net income (loss)                                                    (40%)    $  (1,200)  $   544    NM
   Operating income (loss) [4]                                          (37%)       (1,332)      485    NM
   Impacts of 2004 change in reinsurance ceded, net and 2003
      asbestos reserve addition and severance charges                     -         (1,728)     (118)   93%
   Operating income before impacts of 2004 change in reinsurance ceded, net and 2003 asbestos reserve addition and
      severance charges                                                   3%           396       603    52%
   Operating income ROE (last 12 months income-equity x-AOCI)          (1.9)
   Operating income ROE (last 12 months income-equity x-AOCI)
      before the impact of the 2004 change in reinsurance ceded, net and 2003 asbestos reserve addition and
      severance charges [5]                                             1.8

                                                                                 PROPERTY & CASUALTY
                                                                              --------------------------
                                                                              June 30,   Dec. 31,
                                                                                2004      2003    Change
                                                                              --------   -------- ------
SELECTED FINANCIAL DATA
   Hartford Fire adjusted statutory surplus ($ in billions)                   $   5.9    $   5.9     -
   Hartford Fire premium to adjusted surplus ratio                                1.6        1.5   0.1

[1] Earned premiums for the quarter ended March 31, 2004 and six months ended June 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Ongoing Operations for the quarter ended March 31, 2004 and six months ended June 30, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[2] During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181. The after-tax income effect of this action was $118.

[3] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and six months ended June 30, 2004, the net reserve release related to September 11.

[4] Operating income for Property & Casualty before the impacts of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development is $322 for the quarter ended March 31, 2004 and $654 for the six months ended June 30, 2004.

[5] The March 31, 2004 ratio reflects the equity impact of the May 2003 capital contribution in beginning equity.

                  THE HARTFORD FINANCIAL SERVIECES GROUP, INC.
                              PROPERTY & CASUALTY
                               OPERATING RESULTS

                                                                                    2Q          3Q         4Q         1Q
                                                                                   2003        2003       2003       2004
--------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
  Written premiums                                                                $ 2,134    $ 2,318    $ 2,166    $ 2,397
  Change in reserve                                                                    28         50        (99)       211
--------------------------------------------------------------------------------------------------------------------------
    Earned premiums [1]                                                             2,106      2,268      2,265      2,186

Loss and loss adjustment expenses
  Current year                                                                      1,474      1,572      1,552      1,469
  Prior year [1]                                                                       67         50         50        (51)
  ------------------------------------------------------------------------------------------------------------------------
Total loss and loss adjustment expenses [2]                                         1,541      1,622      1,602      1,418

Underwriting expenses                                                                 562        630        617        605
Dividends to policyholders                                                              9         10          5          7
--------------------------------------------------------------------------------------------------------------------------
   UNDERWRITING RESULTS                                                                (6)         6         41        156

Net servicing income                                                                    3          9         (7)         9
Net investment income                                                                 286        297        308        311
Periodic net coupon settlements on non-qualifying derivatives, before-tax               5          5          4          4
Other expenses                                                                        (52)       (38)       (42)       (68)
Income tax expense                                                                    (49)       (70)       (79)      (115)
--------------------------------------------------------------------------------------------------------------------------
  OPERATING INCOME, BEFORE IMPACTS OF 2004 CHANGE IN REINSURANCE CEDED, NET, AND
    2003 ASBESTOS RESERVE ADDITION AND SEVERANCE CHARGES                              187        209        225        297

2004 change in reinsurance ceded, net [3]                                               -          -          -          -
2003 asbestos reserve addition                                                          -          -          -          -
Severance charges                                                                     (27)         -          -          -
--------------------------------------------------------------------------------------------------------------------------
  OPERATING INCOME (LOSS)                                                             160        209        225        297

Add: Net realized capital gains, after-tax                                            138         12         15         47
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax          3          3          3          3
--------------------------------------------------------------------------------------------------------------------------
  NET INCOME (LOSS)                                                               $   295    $   218    $   237    $   341
Total Property & Casualty effective tax rate - net income                            26.9%      25.1%      26.9%      28.8%
Total Property & Casualty effective tax rate - operating income                      18.4%      24.6%      26.3%      27.8%

                                                                                            YEAR OVER
                                                                                               YEAR     SEQUENTIAL
                                                                                     2Q      QUARTER     QUARTER
                                                                                    2004      CHANGE     CHANGE
------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
  Written premiums                                                                $ 2,548       19%          6%
  Change in reserve                                                                   195       NM          (8%)
------------------------------------------------------------------------------------------------------------------
    Earned premiums [1]                                                             2,353       12%          8%

Loss and loss adjustment expenses
  Current year                                                                      1,535        4%          4%
  Prior year [1]                                                                       40      (40%)        NM
------------------------------------------------------------------------------------------------------------------
Total loss and loss adjustment expenses [2]                                         1,575        2%         11%

Underwriting expenses                                                                 611        9%          1%
Dividends to policyholders                                                             (1)      NM          NM
------------------------------------------------------------------------------------------------------------------
  UNDERWRITING RESULTS                                                                168       NM           8%

Net servicing income                                                                   21       NM         133%
Net investment income                                                                 295        3%         (5%)
Periodic net coupon settlements on non-qualifying derivatives, before-tax               3      (40%)       (25%)
Other expenses                                                                        (60)     (15%)        12%
Income tax expense                                                                   (121)    (147%)        (5%)
------------------------------------------------------------------------------------------------------------------
  OPERATING INCOME, BEFORE IMPACTS OF 2004 CHANGE IN REINSURANCE CEDED, NET, AND
    2003 ASBESTOS RESERVE ADDITION AND SEVERANCE CHARGES                              306       64%          3%

2004 change in reinsurance ceded, net [3]                                            (118)       -           -
2003 asbestos reserve addition                                                          -        -           -
Severance charges                                                                       -      100%          -
------------------------------------------------------------------------------------------------------------------
  OPERATING INCOME (LOSS)                                                             188       18%        (37%)

Add: Net realized capital gains, after-tax                                             16      (88%)       (66%)
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax          1      (67%)       (67%)
------------------------------------------------------------------------------------------------------------------
  NET INCOME (LOSS)                                                               $   203      (31%)       (40%)
---------------------------------------------------------------------------------------------------------------
Total Property & Casualty effective tax rate - net income                            24.8%    (2.1)       (4.0)
Total Property & Casualty effective tax rate - operating income                      23.8%     5.4        (4.0)

                                                                                        SIX MONTHS ENDED
                                                                                             JUNE 30,
                                                                                  -----------------------------
                                                                                    2003      2004       CHANGE
---------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
  Written premiums                                                                 $ 4,581   $ 4,945       8%
  Change in reserve                                                                    309       406      31%
---------------------------------------------------------------------------------------------------------------
    Earned premiums [1]                                                              4,272     4,539       6%

Loss and loss adjustment expenses
  Current year                                                                       2,978     3,004       1%
  Prior year [1]                                                                       120       (11)     NM
---------------------------------------------------------------------------------------------------------------
Total loss and loss adjustment expenses [2]                                          3,098     2,993      (3%)

Underwriting expenses                                                                1,140     1,216       7%
Dividends to policyholders                                                              19         6     (68%)
---------------------------------------------------------------------------------------------------------------
  UNDERWRITING RESULTS                                                                  15       324      NM

Net servicing income                                                                     6        30      NM
Net investment income                                                                  567       606       7%
Periodic net coupon settlements on non-qualifying derivatives, before-tax                9         7     (22%)
Other expenses                                                                         (93)     (128)    (38%)
Income tax expense                                                                    (108)     (236)   (119%)
---------------------------------------------------------------------------------------------------------------
  OPERATING INCOME, BEFORE IMPACTS OF 2004 CHANGE IN REINSURANCE CEDED, NET, AND
    2003 ASBESTOS RESERVE ADDITION AND SEVERANCE CHARGES                               396       603      52%

2004 change in reinsurance ceded, net [3]                                                -      (118)      -
2003 asbestos reserve addition                                                      (1,701)        -     100%
Severance charges                                                                      (27)        -     100%
---------------------------------------------------------------------------------------------------------------
  OPERATING INCOME (LOSS)                                                           (1,332)      485      NM

Add: Net realized capital gains, after-tax                                             138        63     (54%)
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax           6         4     (33%)
---------------------------------------------------------------------------------------------------------------
  NET INCOME (LOSS)                                                                $(1,200)  $   544      NM
---------------------------------------------------------------------------------------------------------------
Total Property & Casualty effective tax rate - net income                               NM      27.3%     NM
Total Property & Casualty effective tax rate - operating income                         NM      26.3%     NM

[1] Earned premiums for the quarter ended March 31, 2004 and six months ended June 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 and six months ended June 30, 2004 include a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance.

[2] Includes catastrophes, before tax, of $59 for the quarter ended June 30, 2004 and $90, before tax and the net reserve release of $395 related to September 11, for the six months ended June 30, 2004.

[3] During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181. The after-tax income effect of this action was $118.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                       CONSOLIDATING UNDERWRITING RESULTS
                   FOR THE SECOND QUARTER ENDED JUNE 30, 2004

                                                                                  BUSINESS   PERSONAL    SPECIALTY
                                                                                 INSURANCE    LINES     COMMERCIAL
                                                                                 ---------  ----------  ----------
UNDERWRITING RESULTS
        Written premiums                                                          $ 1,134     $ 945       $ 473
        Change in reserve                                                              73        84          56
------------------------------------------------------------------------------------------------------------------
              Earned premiums                                                       1,061       861         417

        Loss and loss adjustment expenses
              Current year                                                            634       588         302
              Prior year [1]                                                            9         4           3
------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                       643       592         305

        Underwriting expenses                                                         316       194          89
        Dividends to policyholders                                                      5         -          (6)
              ----------------------------------------------------------------------------------------------------
              UNDERWRITING RESULTS                                                $    97     $  75       $  29
------------------------------------------------------------------------------------------------------------------
UNDERWRITING RATIOS
        Loss and loss adjustment expenses
              Current year                                                           59.6      68.1        73.2
              Prior year [2]                                                          0.8       0.5         0.6
------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                      60.4      68.6        73.8

        Expenses                                                                     30.0      22.6        20.4
        Policyholder dividends                                                        0.4         -        (1.2)
        ----------------------------------------------------------------------------------------------------------
              COMBINED RATIO                                                         90.8      91.3        93.1
------------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [2]                                                         1.7       3.7         1.6
------------------------------------------------------------------------------------------------------------------
              COMBINED RATIO BEFORE CATASTROPHES                                     89.1      87.6        91.5

              COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT [2]      88.3      87.2        91.7

                                                                                                           TOTAL
                                                                                   ONGOING      OTHER    PROPERTY &
                                                                                 OPERATIONS  OPERATIONS   CASUALTY
                                                                                 ----------  ----------  ----------
UNDERWRITING RESULTS
        Written premiums                                                           $ 2,552     $   (4)    $ 2,548
        Change in reserve                                                              213        (18)        195
-----------------------------------------------------------------------------------------------------------------
              Earned premiums                                                        2,339         14       2,353

        Loss and loss adjustment expenses
              Current year                                                           1,524         11       1,535
              Prior year [1]                                                            16        205         221
-----------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                      1,540        216       1,756

        Underwriting expenses                                                          599         12         611
        Dividends to policyholders                                                      (1)         -          (1)
              ---------------------------------------------------------------------------------------------------
              UNDERWRITING RESULTS                                                 $   201     $ (214)    $   (13)
-----------------------------------------------------------------------------------------------------------------
UNDERWRITING RATIOS
        Loss and loss adjustment expenses
              Current year                                                            65.2
              Prior year [2]                                                           0.7
------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                       65.8

        Expenses                                                                      25.6
        Policyholder dividends                                                           -
        -----------------------------------------------------------------------------------
              COMBINED RATIO                                                          91.4
------------------------------------------------------------------------------------------
        Catastrophe ratio [2]                                                          2.4
------------------------------------------------------------------------------------------
              COMBINED RATIO BEFORE CATASTROPHES                                      89.0

              COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT [2]       88.5

[1] During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181.

[2] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                       CONSOLIDATING UNDERWRITING RESULTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004


                                                                                  BUSINESS    PERSONAL   SPECIALTY
                                                                                  INSURANCE     LINES    COMMERCIAL
                                                                                  ---------   --------   ----------
UNDERWRITING RESULTS
        Written premiums                                                           $ 2,270     $ 1,781      $ 899
        Change in reserve                                                              191          85        161
-----------------------------------------------------------------------------------------------------------------
              Earned premiums [1]                                                    2,079       1,696        738

        Loss and loss adjustment expenses
              Current year                                                           1,260       1,121        595
              Prior year [2] [3]                                                      (138)          5         50
-----------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                      1,122       1,126        645

        Underwriting expenses                                                          626         389        177
        Dividends to policyholders                                                       9           -         (3)
        ---------------------------------------------------------------------------------------------------------
              UNDERWRITING RESULTS                                                 $   322     $   181      $ (81)
-----------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS [1]
        Loss and loss adjustment expenses
              Current year                                                            60.6        66.1       80.6
              Prior year [2] [4]                                                      (6.7)        0.3        6.8
        ---------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                       53.9        66.4       87.5

        Expenses                                                                      30.2        22.9       23.8
        Policyholder dividends                                                         0.4           -       (0.3)
        ---------------------------------------------------------------------------------------------------------
              COMBINED RATIO                                                          84.5        89.4      110.9
-----------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [4]                                                         (6.7)        2.2      (14.5)
-----------------------------------------------------------------------------------------------------------------
              COMBINED RATIO BEFORE CATASTROPHES                                      91.2        87.1      125.4
-----------------------------------------------------------------------------------------------------------------
              COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT           89.3        86.6      102.9

                                                                                                              TOTAL
                                                                                    ONGOING       OTHER     PROPERTY &
                                                                                  OPERATIONS    OPERATIONS   CASUALTY
                                                                                  ----------    ----------  ----------
UNDERWRITING RESULTS
        Written premiums                                                           $ 4,950       $   (5)     $ 4,945
        Change in reserve                                                              437          (31)         406
--------------------------------------------------------------------------------------------------------------------
              Earned premiums [1]                                                    4,513           26        4,539

        Loss and loss adjustment expenses
              Current year                                                           2,976           28        3,004
              Prior year [2] [3]                                                       (83)         253          170
--------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                      2,893          281        3,174

        Underwriting expenses                                                        1,192           24        1,216
        Dividends to policyholders                                                       6            -            6
        ------------------------------------------------------------------------------------------------------------
              UNDERWRITING RESULTS                                                 $   422       $ (279)       $ 143
--------------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS [1]
        Loss and loss adjustment expenses
              Current year                                                            65.9
              Prior year [2] [4]                                                      (1.8)
        ----------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                       64.1

        Expenses                                                                      26.4
        Policyholder dividends                                                         0.1
        ----------------------------------------------------------------------------------
              COMBINED RATIO                                                          90.6
------------------------------------------------------------------------------------------
        Catastrophe ratio [4]                                                         (4.6)
------------------------------------------------------------------------------------------
              COMBINED RATIO BEFORE CATASTROPHES                                      95.2
------------------------------------------------------------------------------------------
              COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT           90.5

[1] Specialty Commercial earned premiums were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Before considering the earned premium adjustment, the combined ratio before catastrophes and prior year development is as follows:

          COMBINED RATIO BEFORE CATASTROPHES, PRIOR YEAR DEVELOPMENT AND
             EARNED PREMIUM ADJUSTMENT                                            89.3        86.6       91.7        88.7

[2] Includes a net reserve release related to September 11 of $175 in Business Insurance, $7 in Personal Lines, $116 in Specialty Commercial and $97 in Other Operations, an increase in reserves of $167 for construction defects claims in Specialty Commercial and $23 in Business Insurance and an increase in assumed casualty reinsurance reserves of $130 in Other Operations. See page PC-5 for the impact of these items and other prior year development on underwriting ratios.

[3] During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181.

[4] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
               CONSOLIDATING UNDERWRITING RESULTS, AS ADJUSTED [1]
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004


                                                                                    BUSINESS  PERSONAL  SPECIALTY
                                                                                   INSURANCE   LINES    COMMERCIAL
                                                                                   ---------  --------  ----------
UNDERWRITING RESULTS, AS ADJUSTED [1]

        Written premiums                                                            $ 2,270     1,781     $ 899
        Change in reserve                                                               191        85        71
---------------------------------------------------------------------------------------------------------------
              Earned premiums                                                         2,079     1,696       828

        Loss and loss adjustment expenses
              Current year                                                            1,260     1,121       595
              Prior year                                                                  -         -         -
---------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                       1,260     1,121       595

        Underwriting expenses                                                           626       389       177
        Dividends to policyholders                                                        9         -        (3)
              -------------------------------------------------------------------------------------------------
              UNDERWRITING RESULTS, AS ADJUSTED                                     $   184   $   186     $  59

         Retrospectively-rated policies earned premium adjustment                         -         -       (90)
         September 11 net reserve release                                               175         7       116
         Construction defects claims reserve strengthening                              (23)        -      (167)
         Assumed casualty reinsurance reserve strengthening                               -         -         -
         Change in reinsurance ceded, net                                                 -         -         -
         Other prior year development                                                   (14)      (12)        1
               ------------------------------------------------------------------------------------------------
               UNDERWRITING RESULTS                                                    $322   $   181     $ (81)
---------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS, AS ADJUSTED [1]
        Loss and loss adjustment expenses
               Current year                                                            60.6      66.1      71.9
               Prior year                                                                 -         -         -
        -------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                        60.6      66.1      71.9

        Expenses                                                                       30.2      22.9      21.2
        Policyholder dividends                                                          0.4         -      (0.3)
        -------------------------------------------------------------------------------------------------------
              COMBINED RATIO                                                           91.1      89.0      92.8
---------------------------------------------------------------------------------------------------------------
        Catastrophe ratio                                                               1.9       2.4       1.1
---------------------------------------------------------------------------------------------------------------
              COMBINED RATIO BEFORE CATASTROPHES                                       89.3      86.6      91.7

                                                                                                              TOTAL
                                                                                    ONGOING       OTHER    PROPERTY &
                                                                                  OPERATIONS   OPERATIONS   CASUALTY
                                                                                  ----------   ----------  ----------
UNDERWRITING RESULTS, AS ADJUSTED [1]

        Written premiums                                                           $ 4,950      $   (5)    $ 4,945
        Change in reserve                                                              347         (31)        316
------------------------------------------------------------------------------------------------------------------
              Earned premiums                                                        4,603          26       4,629

        Loss and loss adjustment expenses
              Current year                                                           2,976          28       3,004
              Prior year                                                                 -          -           -
------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                      2,976          28       3,004

        Underwriting expenses                                                        1,192          24       1,216
        Dividends to policyholders                                                       6           -           6
              ----------------------------------------------------------------------------------------------------
              UNDERWRITING RESULTS, AS ADJUSTED                                    $   429      $  (26)    $   403

         Retrospectively-rated policies earned premium adjustment                      (90)          -         (90)
         September 11 net reserve release                                              298          97         395
         Construction defects claims reserve strengthening                            (190)          -        (190)
         Assumed casualty reinsurance reserve strengthening                              -        (130)       (130)
         Change in reinsurance ceded, net                                                -        (181)       (181)
         Other prior year development                                                  (25)        (39)        (64)
               ---------------------------------------------------------------------------------------------------
               UNDERWRITING RESULTS                                                $   422      $ (279)    $   143
------------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS, AS ADJUSTED [1]
        Loss and loss adjustment expenses
              Current year                                                            64.6
              Prior year                                                                 -
        ----------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                       64.6

        Expenses                                                                      25.9
        Policyholder dividends                                                         0.1
        ----------------------------------------------------------------------------------
              COMBINED RATIO                                                          90.7
------------------------------------------------------------------------------------------
        Catastrophe ratio                                                              1.9
------------------------------------------------------------------------------------------
              COMBINED RATIO BEFORE CATASTROPHES                                      88.7
------------------------------------------------------------------------------------------

[1] Adjusted to exclude a decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development. Prior year loss development includes the net reserve release related to September 11, an increase in reserves for construction defect claims, an increase in reserves for assumed casualty reinsurance, change in reinsurance ceded, net and other prior year loss development. The as adjusted underwriting ratios are non-GAAP financial measures because they exclude the effect of prior year development and the reduction in earned premiums relating to retrospectively-rated policies. The Company has included these ratios as an additional measure of the performance of the Company's Property & Casualty current operations, because they exclude the effect of items relating to prior periods. A reconciliation of the amounts underlying the as adjusted ratios to the Company's underwriting results is set forth above.

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              PROPERTY & CASUALTY
                               ONGOING OPERATIONS
                              UNDERWRITING RESULTS


                                                                                      2Q        3Q        4Q        1Q
                                                                                     2003      2003      2003      2004
                                                                                    -------   -------   -------   -------
UNDERWRITING RESULTS
        Written premiums                                                            $ 2,227   $ 2,301   $ 2,147   $ 2,398
        Change in reserve                                                               190       115       (58)      224
-------------------------------------------------------------------------------------------------------------------------
             Earned premiums [1]                                                      2,037     2,186     2,205     2,174

        Loss and loss adjustment expenses
             Current year                                                             1,403     1,499     1,495     1,452
             Prior year [2]                                                               -        45        (5)      (99)
-------------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                       1,403     1,544     1,490     1,353

        Underwriting expenses                                                           542       604       591       593
        Dividends to policyholders                                                        9        10         5         7
-------------------------------------------------------------------------------------------------------------------------
             UNDERWRITING RESULTS                                                   $    83   $    28   $   119   $   221
-------------------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
        Loss and loss adjustment expenses
             Current year                                                              68.9      68.7      67.8      66.8
             Prior year [2] [3]                                                           -       2.1      (0.2)     (4.5)
-------------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses [1]                                    68.9      70.7      67.5      62.2

        Expenses [1]                                                                   26.6      27.6      26.8      27.3
        Policyholder dividends                                                          0.5       0.4       0.2       0.3
-------------------------------------------------------------------------------------------------------------------------
             COMBINED RATIO                                                            96.0      98.8      94.6      89.8
-------------------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [3]                                                           4.7       3.4       1.5     (12.2)
-------------------------------------------------------------------------------------------------------------------------
             COMBINED RATIO BEFORE CATASTROPHES                                        91.3      95.3      93.1     102.0

             COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT [1] [3]     91.3      93.3      92.6      92.7
-------------------------------------------------------------------------------------------------------------------------

                                                                                             YEAR OVER
                                                                                               YEAR       SEQUENTIAL
                                                                                    2Q        QUARTER      QUARTER
                                                                                   2004        CHANGE       CHANGE
                                                                                  -------    ---------    ----------
UNDERWRITING RESULTS
        Written premiums                                                          $ 2,552        15%           6%
        Change in reserve                                                             213        12%          (5%)
-----------------------------------------------------------------------------------------------------------------
             Earned premiums [1]                                                    2,339        15%           8%

        Loss and loss adjustment expenses
             Current year                                                           1,524         9%           5%
             Prior year [2]                                                            16         -           NM
-----------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                     1,540        10%          14%

        Underwriting expenses                                                         599        11%           1%
        Dividends to policyholders                                                     (1)        NM           NM
-----------------------------------------------------------------------------------------------------------------
             UNDERWRITING RESULTS                                                 $   201       142%          (9%)
-----------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
        Loss and loss adjustment expenses
             Current year                                                            65.2       3.7          1.6
             Prior year [2] [3]                                                       0.7      (0.7)        (5.2)
----------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses [1]                                  65.8       3.1         (3.6)

        Expenses [1]                                                                 25.6       1.0          1.7
        Policyholder dividends                                                          -       0.5          0.3

             COMBINED RATIO                                                          91.4       4.6         (1.6)
----------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [3]                                                         2.4       2.3        (14.6)
----------------------------------------------------------------------------------------------------------------
            COMBINED RATIO BEFORE CATASTROPHES                                       89.0       2.3         13.0

            COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT [1] [3]    88.5       2.8          4.2

                                                                                        SIX MONTHS ENDED
                                                                                             JUNE 30,
                                                                                  ------------------------------
                                                                                    2003        2004      CHANGE
                                                                                  -------     -------     ------
UNDERWRITING RESULTS
        Written premiums                                                          $ 4,393     $ 4,950       13%
        Change in reserve                                                             349         437       25%
--------------------------------------------------------------------------------------------------------------
             Earned premiums [1]                                                    4,044       4,513       12%

        Loss and loss adjustment expenses
             Current year                                                           2,806       2,976        6%
             Prior year [2]                                                             -         (83)       -
--------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                     2,806       2,893        3%

        Underwriting expenses                                                       1,068       1,192       12%
        Dividends to policyholders                                                     19           6      (68%)
--------------------------------------------------------------------------------------------------------------
             UNDERWRITING RESULTS                                                 $   151     $   422      179%
--------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
        Loss and loss adjustment expenses
             Current year                                                            69.4        65.9      3.5
             Prior year [2] [3]                                                         -        (1.8)     1.8
--------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses [1]                                  69.4        64.1      5.3

        Expenses [1]                                                                 26.4        26.4        -
        Policyholder dividends                                                        0.5         0.1      0.4
--------------------------------------------------------------------------------------------------------------
             COMBINED RATIO                                                          96.3        90.6      5.7
--------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [3]                                                         3.7        (4.6)     8.3
--------------------------------------------------------------------------------------------------------------
             COMBINED RATIO BEFORE CATASTROPHES                                      92.6        95.2     (2.6)

             COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT [1] [3]   92.6        90.5      2.1
--------------------------------------------------------------------------------------------------------------

[1] Earned premiums for the quarter ended March 31, 2004 and six months ended June 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies.

[2] The quarter ended March 31, 2004 and six months ended June 30, 2004 include a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[3] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and six months ended June 30, 2004, the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                               BUSINESS INSURANCE
                              UNDERWRITING RESULTS

                                                                                     2Q      3Q        4Q       1Q
                                                                                    2003    2003      2003     2004
                                                                                   -----    -----   -------    ----
UNDERWRITING RESULTS
        Written premiums                                                           $ 974    $ 987   $ 1,006    1,136
        Change in reserve                                                             77       40        34      118
--------------------------------------------------------------------------------------------------------------------
             Earned premiums [1]                                                     897      947       972    1,018

        Loss and loss adjustment expenses
             Current year                                                            561      595       592      626
             Prior year                                                                -        -        (6)    (147)
--------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                      561      595       586      479

        Underwriting expenses                                                        279      310       317      310
        Dividends to policyholders                                                     7        8         2        4
--------------------------------------------------------------------------------------------------------------------
             UNDERWRITING RESULTS                                                  $  50    $  34   $    67   $  225
--------------------------------------------------------------------------------------------------------------------
UNDERWRITING RATIOS [1]
        Loss and loss adjustment expenses
             Current year                                                           62.6     63.0      60.8     61.6
             Prior year [2]                                                            -        -      (0.6)   (14.5)
--------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                     62.6     63.0      60.2     47.1

        Expenses                                                                    31.0     32.7      32.7     30.3
        Policyholder dividends                                                       0.8      0.8       0.2      0.4
--------------------------------------------------------------------------------------------------------------------
             COMBINED RATIO                                                         94.4     96.4      93.1     77.9
--------------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [2]                                                        2.5      3.2       0.7    (15.4)
--------------------------------------------------------------------------------------------------------------------
             COMBINED RATIO BEFORE CATASTROPHES                                     91.9     93.3      92.4     93.4

             Combined ratio before catastrophes and prior year development          91.9     93.3      92.3     90.3

                                                                                            YEAR OVER
                                                                                               YEAR     SEQUENTIAL
                                                                                    2Q       QUARTER      QUARTER
                                                                                   2004       CHANGE      CHANGE
                                                                                  -------   ---------   ---------
UNDERWRITING RESULTS
        Written premiums                                                          $ 1,134       16%           -
        Change in reserve                                                              73       (5%)       (38%)
------------------------------------------------------------------------------------------------------------------
             Earned premiums [1]                                                    1,061       18%          4%

        Loss and loss adjustment expenses
             Current year                                                             634       13%          1%
             Prior year                                                                 9        -          NM
------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                       643       15%         34%

        Underwriting expenses                                                         316       13%          2%
        Dividends to policyholders                                                      5      (29%)        25%
------------------------------------------------------------------------------------------------------------------
             UNDERWRITING RESULTS                                                 $    97       94%        (57%)
------------------------------------------------------------------------------------------------------------------
UNDERWRITING RATIOS [1]
        Loss and loss adjustment expenses
             Current year                                                            59.6      3.0         2.0
             Prior year [2]                                                           0.8     (0.8)      (15.3)
------------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                      60.4      2.2       (13.3)

        Expenses                                                                     30.0      1.0         0.3
        Policyholder dividends                                                        0.4      0.4           -
------------------------------------------------------------------------------------------------------------------
             COMBINED RATIO                                                          90.8      3.6       (12.9)
------------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [2]                                                         1.7      0.8       (17.1)
------------------------------------------------------------------------------------------------------------------
             COMBINED RATIO BEFORE CATASTROPHES                                      89.1      2.8         4.3

             COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT           88.3      3.6         2.0

                                                                                         SIX MONTHS ENDED
                                                                                              JUNE 30,
                                                                                  ------------------------------
                                                                                    2003         2004     CHANGE
                                                                                  -------      -------    ------
UNDERWRITING RESULTS
        Written premiums                                                          $ 1,964      $ 2,270      16%
        Change in reserve                                                             187          191       2%
--------------------------------------------------------------------------------------------------------------
             Earned premiums [1]                                                    1,777        2,079      17%

        Loss and loss adjustment expenses
             Current year                                                           1,159        1,260       9%
             Prior year                                                                 -         (138)      -
--------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                     1,159        1,122      (3%)

        Underwriting expenses                                                         547          626      14%
        Dividends to policyholders                                                     14            9     (36%)
--------------------------------------------------------------------------------------------------------------
             UNDERWRITING RESULTS                                                 $    57      $   322      NM
--------------------------------------------------------------------------------------------------------------
UNDERWRITING RATIOS [1]
        Loss and loss adjustment expenses
             Current year                                                            65.2         60.6     4.6
             Prior year [2]                                                             -         (6.7)    6.7
--------------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                      65.2         53.9    11.3

        Expenses                                                                     30.8         30.2     0.6
        Policyholder dividends                                                        0.8          0.4     0.4
--------------------------------------------------------------------------------------------------------------
             COMBINED RATIO                                                          96.8         84.5    12.3
--------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [2]                                                         3.5         (6.7)   10.2
--------------------------------------------------------------------------------------------------------------
             COMBINED RATIO BEFORE CATASTROPHES                                      93.3         91.2     2.1

             COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT           93.3         89.3     4.0

[1] The quarter ended March 31, 2004 and six months ended June 30, 2004 include a net reserve release of $175 related to September 11, an increase in reserves of $23 for construction defects claims and $5 (for first quarter) and $14 (for six months) of other prior year loss development. The following table shows underwriting ratios for the quarter ended March 31, 2004 and six months ended June 30, 2004 before giving effect to these items:

Loss and loss adjustment expenses
     Current year                                                                    61.6                 60.6
     Prior year                                                                         -                    -
                                                                                     ----                 ----
Total loss and loss adjustment expenses                                              61.6                 60.6

Expenses                                                                             30.3                 30.2
Policyholder dividends                                                                0.4                  0.4
                                                                                     ----                 ----
COMBINED RATIO                                                                       92.4                 91.1

Catastrophe ratio                                                                     2.1                  1.9
                                                                                     ----                 ----
COMBINED RATIO BEFORE CATASTROPHES                                                   90.3                 89.3

COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT                        90.3                 89.3
                                                                                     ----                 ----

[2] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and six months ended June 30, 2004, the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                               BUSINESS INSURANCE
                           WRITTEN AND EARNED PREMIUMS

                                                                        YEAR OVER                         SIX MONTHS ENDED
                                                                           YEAR      SEQUENTIAL                JUNE 30,
                           2Q      3Q       4Q         1Q        2Q      QUARTER      QUARTER       ----------------------------
                          2003    2003     2003       2004      2004      CHANGE       CHANGE        2003       2004      CHANGE
                          -----   -----   ------    -------    -------  ---------    ----------     ------     -------    ------
WRITTEN PREMIUMS [1]

Small Commercial          $ 459   $ 454   $  469    $   560    $   577      26%          3%         $  939     $ 1,137      21%
Middle Market               515     533      537        576        557       8%         (3%)         1,025       1,133      11%
------------------------------------------------------------------------------------------------------------------------------
     TOTAL                $ 974   $ 987   $1,006    $ 1,136    $ 1,134      16%           -         $1,964     $ 2,270      16%

EARNED PREMIUMS [1]

Small Commercial          $ 442   $ 449   $  461    $   481    $   521      18%          8%         $  872     $ 1,002      15%
Middle Market               455     498      511        537        540      19%          1%            905       1,077      19%
------------------------------------------------------------------------------------------------------------------------------
     TOTAL                $ 897   $ 947   $  972    $ 1,018    $ 1,061      18%          4%         $1,777     $ 2,079      17%
==============================================================================================================================

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                 PERSONAL LINES
                              UNDERWRITING RESULTS

                                                                                   2Q      3Q      4Q       1Q
                                                                                  2003    2003    2003     2004
                                                                                  ----    ----    ----    -----

UNDERWRITING RESULTS
        Written premiums                                                          $ 854   $ 845   $ 803   $ 836
        Change in reserve                                                            69      40     (16)      1
        -------------------------------------------------------------------------------------------------------
            Earned premiums                                                         785     805     819     835

        Loss and loss adjustment expenses
            Current year                                                            602     583     599     533
            Prior year [1]                                                            -       -      (6)      1
        -------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                     602     583     593     534

        Underwriting expenses                                                       175     182     200     195
        -------------------------------------------------------------------------------------------------------
            UNDERWRITING RESULTS                                                  $   8   $  40   $  26   $ 106
---------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
        Loss and loss adjustment expenses
            Current year                                                           76.8    72.5    73.3    64.0
            Prior year [1] [2]                                                        -       -    (0.7)    0.1
        -------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                    76.8    72.5    72.6    64.1

        Expenses                                                                   22.2    22.6    24.3    23.3
        -------------------------------------------------------------------------------------------------------
            COMBINED RATIO                                                         99.0    95.1    96.8    87.4
---------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [2]                                                       8.2     4.2     2.7     0.8
---------------------------------------------------------------------------------------------------------------
            COMBINED RATIO BEFORE CATASTROPHES                                     90.8    90.8    94.2    86.6

            COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT          90.8    90.8    93.8    86.1

COMBINED RATIO
         Automobile                                                                98.0    95.9   101.9    90.1
         Homeowners                                                               102.9    92.1    80.1    78.7
         ------------------------------------------------------------------------------------------------------
            TOTAL                                                                  99.0    95.1    96.8    87.4

                                                                                          YEAR OVER
                                                                                            YEAR     SEQUENTIAL
                                                                                    2Q     QUARTER    QUARTER
                                                                                   2004    CHANGE      CHANGE
                                                                                  -----   ---------  ----------

UNDERWRITING RESULTS
        Written premiums                                                          $ 945      11%         13%
        Change in reserve                                                            84      22%         NM
        -------------------------------------------------------------------------------------------------------
            Earned premiums                                                         861      10%          3%

        Loss and loss adjustment expenses
            Current year                                                            588      (2%)        10%
            Prior year [1]                                                            4       -          NM
        -------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                     592      (2%)        11%

        Underwriting expenses                                                       194      11%         (1%)
        -------------------------------------------------------------------------------------------------------
            UNDERWRITING RESULTS                                                   $ 75      NM         (29%)
---------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
        Loss and loss adjustment expenses
            Current year                                                           68.1     8.7        (4.1)
            Prior year [1] [2]                                                      0.5    (0.5)       (0.4)
        -------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                    68.6     8.2        (4.5)

        Expenses                                                                   22.6    (0.4)        0.7
        -------------------------------------------------------------------------------------------------------
            COMBINED RATIO                                                         91.3     7.7        (3.9)
---------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [2]                                                       3.7     4.5        (2.9)
---------------------------------------------------------------------------------------------------------------
            COMBINED RATIO BEFORE CATASTROPHES                                     87.6     3.2        (1.0)

            COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT          87.2     3.6        (1.1)

COMBINED RATIO
         Automobile                                                                95.2     2.8        (5.1)
         Homeowners                                                                79.0    23.9        (0.3)
         ------------------------------------------------------------------------------------------------------
            TOTAL                                                                  91.3     7.7        (3.9)
                                                                                         SIX MONTHS ENDED
                                                                                              JUNE 30,
                                                                                  ------------------------------
                                                                                    2003         2004    CHANGE
                                                                                  -------      -------   ------

UNDERWRITING RESULTS
        Written premiums                                                          $ 1,624      $ 1,781     10%
        Change in reserve                                                              67           85     27%
        -----------------------------------------------------------------------------------------------------
            Earned premiums                                                         1,557        1,696      9%

        Loss and loss adjustment expenses
            Current year                                                            1,142        1,121     (2%)
            Prior year [1]                                                              -            5      -
        -----------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                     1,142        1,126     (1%)

        Underwriting expenses                                                         351          389     11%
        -----------------------------------------------------------------------------------------------------
            UNDERWRITING RESULTS                                                     $ 64      $   181    183%
-------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
        Loss and loss adjustment expenses
            Current year                                                            73.3          66.1     7.2
            Prior year [1] [2]                                                         -           0.3    (0.3)
        ------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses                                     73.3          66.4     6.9

        Expenses                                                                    22.6          22.9    (0.3)
        ------------------------------------------------------------------------------------------------------
            COMBINED RATIO                                                          95.9          89.4     6.5
--------------------------------------------------------------------------------------------------------------
        Catastrophe ratio [2]                                                        4.8           2.2     2.6
--------------------------------------------------------------------------------------------------------------
            COMBINED RATIO BEFORE CATASTROPHES                                      91.1          87.1     4.0

            COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT           91.1          86.6     4.5

COMBINED RATIO
         Automobile                                                                 97.0          92.7     4.3
         Homeowners                                                                 91.9          78.9    13.0
         -----------------------------------------------------------------------------------------------------
            TOTAL                                                                   95.9          89.4     6.5

[1] The quarter ended March 31, 2004 and six months ended June 30, 2004 include a net reserve release of $7 related to September 11.

[2] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and six months ended June 30, 2004, the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                 PERSONAL LINES
                           WRITTEN AND EARNED PREMIUMS

                                                                           YEAR OVER                        SIX MONTHS ENDED
                                                                             YEAR       SEQUENTIAL               JUNE 30,
                                 2Q       3Q      4Q        1Q      2Q      QUARTER      QUARTER        --------------------------
                                2003     2003    2003       2004   2004      CHANGE       CHANGE        2003       2004     CHANGE
                                ----     ----    ----       ----   ----      ------       ------        ----       ----     ------
BUSINESS UNIT
        WRITTEN PREMIUMS [1]

        AARP                    $ 550    $ 537   $ 504     $ 523   $ 604        10%          15%       $1,025    $ 1,127       10%
        Other Affinity             36       35      35        34      33        (8%)         (3%)          78         67      (14%)
        Agency                    201      212     205       210     243        21%          16%          387        453       17%
        Omni                       67       61      59        69      65        (3%)         (6%)         134        134        -
        -------------------------------------------------------------------------------------------------------------------------
           TOTAL                $ 854    $ 845   $ 803     $ 836   $ 945        11%          13%       $1,624    $ 1,781       10%

        EARNED PREMIUMS [1]

        AARP                    $ 481    $ 499   $ 510     $ 520   $ 536        11%           3%       $  947    $ 1,056       12%
        Other Affinity             41       40      38        36      35       (15%)         (3%)          85         71      (16%)
        Agency                    198      202     208       215     225        14%           5%          397        440       11%
        Omni                       65       64      63        64      65         -            2%          128        129        1%
        -------------------------------------------------------------------------------------------------------------------------
           TOTAL                $ 785    $ 805   $ 819     $ 835   $ 861        10%           3%       $1,557    $ 1,696        9%
---------------------------------------------------------------------------------------------------------------------------------
PRODUCT LINE
        WRITTEN PREMIUMS [1]

        Automobile              $ 656    $ 632   $ 611     $ 649   $ 706         8%           9%       $1,265    $ 1,355        7%
        Homeowners                198      213     192       187     239        21%          28%          359        426       19%
        -------------------------------------------------------------------------------------------------------------------------
           TOTAL                $ 854    $ 845   $ 803     $ 836   $ 945        11%          13%       $1,624    $ 1,781       10%

        EARNED PREMIUMS [1]

        Automobile              $ 610    $ 620   $ 630     $ 633   $ 653         7%           3%       $1,208    $ 1,286        6%
        Homeowners                175      185     189       202     208        19%           3%          349        410       17%
        -------------------------------------------------------------------------------------------------------------------------
           TOTAL                $ 785    $ 805   $ 819     $ 835   $ 861        10%           3%       $1,557    $ 1,696        9%
---------------------------------------------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              SPECIALTY COMMERCIAL
                              UNDERWRITING RESULTS


                                                                                              YEAR OVER
                                                                                                YEAR
                                                       2Q       3Q     4Q      1Q      2Q      QUARTER
                                                      2003     2003   2003    2004    2004     CHANGE
                                                      ----     ----   ----    ----    ----      ------
UNDERWRITING RESULTS
        Written premiums                              $ 399    $ 469  $ 338   $ 426   $ 473      19%
        Change in reserve                                44       35    (76)    105      56      27%
        -------------------------------------------------------------------------------------------
              Earned premiums [1]                       355      434    414     321     417      17%

        Loss and loss adjustment expenses
              Current year                              240      321    304     293     302      26%
              Prior year                                  -       45      7      47       3       -
        -------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses         240      366    311     340     305      27%

        Underwriting expenses                            88      112     74      88      89       1%
        Dividends to policyholders                        2        2      3       3      (6)      NM
        -------------------------------------------------------------------------------------------
              UNDERWRITING RESULTS                    $  25    $ (46) $  26   $(110)  $  29      16%
---------------------------------------------------------------------------------------------------
UNDERWRITING RATIOS [1]
        Loss and loss adjustment expenses
              Current year                             67.2     73.9   73.2    90.3    73.2    (6.0)
              Prior year [2]                              -     10.4    1.7    14.9     0.6    (0.6)
        -------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses        67.2     84.3   74.9   105.2    73.8    (6.6)

        Expenses                                       25.3     25.9   17.9    28.1    20.4     4.9
        Policyholder dividends                          0.7      0.6    0.7     0.8    (1.2)    1.9
        -------------------------------------------------------------------------------------------

              COMBINED RATIO                           93.2    110.7   93.5   134.1    93.1     0.1
---------------------------------------------------------------------------------------------------

        Catastrophe ratio [2]                           2.5      2.5    1.0   (35.6)    1.6     0.9
---------------------------------------------------------------------------------------------------

              COMBINED RATIO BEFORE CATASTROPHES       90.7    108.2   92.5   169.7    91.5    (0.8)

              COMBINED RATIO BEFORE CATASTROPHES AND
              PRIOR YEAR DEVELOPMENT [1]               90.7     97.8   91.0   117.5    91.7    (1.0)


                                                                       SIX MONTHS ENDED
                                                      SEQUENTIAL            JUNE 30,
                                                       QUARTER     -------------------------
                                                       CHANGE      2003     2004      CHANGE
                                                        ------     ----     ----      ------
UNDERWRITING RESULTS
        Written premiums                                  11%      $ 805    $ 899       12%
        Change in reserve                                (47%)        95      161       69%
        ----------------------------------------------------------------------------------
              Earned premiums [1]                         30%        710      738        4%

        Loss and loss adjustment expenses
              Current year                                 3%        505      595       18%
              Prior year                                 (94%)         -       50        -
        ----------------------------------------------------------------------------------
        Total loss and loss adjustment expenses          (10%)       505      645       28%

        Underwriting expenses                              1%        170      177        4%
        Dividends to policyholders                         NM          5       (3)       NM
        ------------------------------------------------------------------------------------
              UNDERWRITING RESULTS                         NM      $  30    $ (81)       NM
-------------------------------------------------------------------------------------------
UNDERWRITING RATIOS [1]
        Loss and loss adjustment expenses
              Current year                               17.1       71.1     80.6     (9.5)
              Prior year [2]                             14.3          -      6.8     (6.8)
        -----------------------------------------------------------------------------------
        Total loss and loss adjustment expenses          31.4       71.1     87.5    (16.4)

        Expenses                                          7.7       23.9     23.8      0.1
        Policyholder dividends                            2.0        0.7     (0.3)     1.0
        ----------------------------------------------------------------------------------

              COMBINED RATIO                             41.0       95.8    110.9    (15.1)
------------------------------------------------------------------------------------------

        Catastrophe ratio [2]                           (37.2)       1.7    (14.5)    16.2
------------------------------------------------------------------------------------------

              COMBINED RATIO BEFORE CATASTROPHES         78.2       94.1    125.4    (31.3)

              COMBINED RATIO BEFORE CATASTROPHES AND
              PRIOR YEAR DEVELOPMENT [1]                 25.8       94.1    102.9     (8.8)


[1] Specialty Commercial earned premiums for the quarter ended March 31, 2004 and six months ended June 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 and six months ended June 30, 2004 also include a net reserve release of $116 related to September 11, an increase in reserves of $167 for construction defects claims and ($4) (for first quarter) and ($1) (for six months) of other prior year loss development. The following table shows underwriting ratios for the quarter ended March 31, 2004 and six months ended June 30, 2004 before giving effect to these items:

Loss and loss adjustment expenses
     Current year                                                 70.5        71.9
     Prior year                                                      -           -
                                                                 -----        ----
Total loss and loss adjustment expenses                           70.5        71.9

Expenses                                                          21.9        21.2
Policyholder dividends                                             0.6        (0.3)
                                                                 -----        ----
COMBINED RATIO                                                    93.0        92.8
                                                                 -----        ----

Catastrophe ratio                                                  1.3         1.1
                                                                 -----        ----
COMBINED RATIO BEFORE CATASTROPHES                                91.7        91.7

COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT     91.7        91.7
                                                                 -----        ----

[2] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and six months ended June 30, 2004, the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              SPECIALTY COMMERCIAL
                           WRITTEN AND EARNED PREMIUMS


                                                                       YEAR OVER                      SIX MONTHS ENDED
                                                                         YEAR      SEQUENTIAL             JUNE 30,
                           2Q       3Q      4Q        1Q       2Q       QUARTER     QUARTER      ------------------------
                          2003     2003    2003      2004     2004      CHANGE       CHANGE       2003    2004     CHANGE
                          ----     ----    ----      ----     ----      ------       ------       ----    ----     ------
WRITTEN PREMIUMS [1]

Property                  $ 116    $147    $  80       83     $ 122        5%         47%        $ 213   $ 205      (4%)
Casualty                    149     179      155      192       182       22%         (5%)         336     374      11%
Bond                         36      42       39       48        50       39%          4%           81      98      21%
Professional Liability       78      93       88       78        85        9%          9%          143     163      14%
Other                        20       8      (24)      25        34       70%         36%           32      59      84%
----------------------------------------------------------------------------------------------------------------------
      TOTAL               $ 399    $469    $ 338      426     $ 473       19%         11%        $ 805   $ 899      12%

EARNED PREMIUMS [1]

Property                  $  96    $140    $ 104       87     $  99        3%         14%        $ 185   $ 186       1%
Casualty [2]                141     165      161       81       163       16%        101%          289     244     (16%)
Bond                         35      33       42       44        49       40%         11%           77      93      21%
Professional Liability       72      77       83       82        82       14%          -           136     164      21%
Other                        11      19       24       27        24      118%        (11%)          23      51     122%
----------------------------------------------------------------------------------------------------------------------
      TOTAL               $ 355    $434    $ 414    $ 321     $ 417       17%         30%        $ 710   $ 738       4%
----------------------------------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2] Earned premiums for the quarter ended March 31, 2004 and six months ended June 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

                                                      2Q                 3Q                 4Q                1Q              2Q
                                                     2003               2003               2003              2004            2004
                                                     ----               ----               ----              ----            ----
WRITTEN PRICE INCREASES
     Business Insurance                               10%                 9%                6%                 4%              3%
     Personal Lines Automobile                         8%                 6%                7%                 4%              4%
     Personal Lines Homeowners                        14%                14%               11%                10%              9%

PREMIUM RETENTION
     Business Insurance                               89%                85%               84%                84%             85%
     Personal Lines Automobile                        94%                91%               88%                88%             88%
     Personal Lines Homeowners                       103%               101%               98%               101%            101%

NEW BUSINESS % TO NET WRITTEN PREMIUM
     Business Insurance                               27%                25%               26%                26%             24%
     Personal Lines Automobile                        13%                15%               17%                18%             18%
     Personal Lines Homeowners                        10%                11%               12%                12%             13%

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                OTHER OPERATIONS
                              UNDERWRITING RESULTS

                                                                                                         YEAR OVER
                                                                                                            YEAR
                                                         2Q       3Q       4Q     1Q          2Q           QUARTER
                                                        2003     2003     2003    2004       2004          CHANGE
                                                        ----     ----     ----    ----       ----          ------
UNDERWRITING RESULTS
        Written premiums                                $ (93)   $  17    $  19   $  (1)    $   (4)           96%
        Change in reserve                                (162)     (65)     (41)    (13)       (18)           89%
        --------------------------------------------------------------------------------------------------------
             Earned premiums                               69       82       60      12         14           (80%)

        Loss and loss adjustment expenses
             Current year                                  71       73       57      17         11           (85%)
             Prior year [1] [2]                            67        5       55      48        205            NM
        --------------------------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses           138       78      112      65        216            57%

        Underwriting expenses                              20       26       26      12         12           (40%)
        --------------------------------------------------------------------------------------------------------
             UNDERWRITING RESULTS                       $ (89)   $ (22)   $ (78)  $ (65)    $ (214)         (140%)
----------------------------------------------------------------------------------------------------------------


                                                                        SIX MONTHS ENDED
                                                     SEQUENTIAL               JUNE 30,
                                                      QUARTER      ---------------------------
                                                      CHANGE        2003      2004     CHANGE
                                                      ------        ----      ----     ------
UNDERWRITING RESULTS
        Written premiums                                 NM       $   188    $   (5)      NM
        Change in reserve                              (38%)          (40)      (31)      23%
        ------------------------------------------------------------------------------------
             Earned premiums                            17%           228        26      (89%)

        Loss and loss adjustment expenses
             Current year                              (35%)          172        28      (84%)
             Prior year [1] [2]                          NM         2,724       253      (91%)
        ------------------------------------------------------------------------------------
        Total loss and loss adjustment expenses          NM         2,896       281      (90%)

        Underwriting expenses                             -            72        24      (67%)
        ------------------------------------------------------------------------------------
             UNDERWRITING RESULTS                        NM       $(2,740)   $ (279)      90%
--------------------------------------------------------------------------------------------

[1] During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181.

[2] The quarter ended March 31, 2004 and six months ended June 30, 2004 include a net reserve release of $97 related to September 11 and an increase of $130 for assumed casualty reinsurance reserves.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              PROPERTY & CASUALTY
              OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

FOR THE SECOND QUARTER ENDED JUNE 30, 2004                        ASBESTOS         ENVIRONMENTAL      ALL OTHER [1]          TOTAL
------------------------------------------                        --------         -------------      -------------          -----
Beginning liability - net                                         $ 2,706               $ 392            $ 2,386           $ 5,484
Change in reinsurance ceded, net                                      181                   -                  -               181
Claims and claim adjustment expenses incurred                           3                   3                 33                39
Claims and claim adjustment expenses paid                             (40)                (19)              (174)             (233)
Reclassification of allowance for uncollectible reinsurance          (330)                (10)               340                 -
----------------------------------------------------------------------------------------------------------------------------------
ENDING LIABILITY - NET [2] [3]                                    $ 2,520 [4]           $ 366            $ 2,585           $ 5,471
----------------------------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2004                           ASBESTOS        ENVIRONMENTAL      ALL OTHER [1]         TOTAL
--------------------------------------                           --------        -------------      -------------         -----
Beginning liability - net                                         $ 3,794              $ 408            $ 2,392          $ 6,594
Change in reinsurance ceded, net                                      180                  -                  -              180
Claims and claim adjustment expenses incurred                           7                  6                 94              107
Claims and claim adjustment expenses paid [5]                      (1,131)               (38)              (241)          (1,410)
Reclassification of allowance for uncollectible reinsurance          (330)               (10)               340                -
--------------------------------------------------------------------------------------------------------------------------------
ENDING LIABILITY - NET [2] [3]                                    $ 2,520 [4]          $ 366            $ 2,585          $ 5,471
--------------------------------------------------------------------------------------------------------------------------------

[1]   Includes unallocated loss adjustment expense reserves.

[2] Liabilities include asbestos and environmental reserves reported in Ongoing Operations of $13 and $9, respectively, as of June 30, 2004, $11 and $9, respectively, as of March 31, 2004, and $11 and $8, respectively, as of December 31, 2003. The total net claim and claim adjustment expenses incurred for the quarter and six months ended June 30, 2004 of $39 and $107, respectively, includes $4 and $6, respectively, related to asbestos and environmental claims reported in Ongoing Operations.

[3] Gross of reinsurance, asbestos and environmental reserves were $4,583 and $499, respectively, as of June 30, 2004, $4,644 and $513, respectively, as of March 31, 2004 and $5,884 and $542, respectively, as of December 31, 2003.

[4] The one year and average three year net paid amounts for asbestos claims are $1,206 and $484, respectively, resulting in a one year net survival ratio of 2.1 (13.8 excluding the MacArthur payments) and a three year net survival ratio of 5.2 (17.7 excluding MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

[5]   Asbestos payments include payments pursuant to the MacArthur settlement.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
           PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE ("LAE")
                    DEVELOPMENT - ASBESTOS AND ENVIRONMENTAL

                                                             ASBESTOS                              ENVIRONMENTAL
                                               -----------------------------------      -----------------------------------
                                                  PAID                   INCURRED          PAID                   INCURRED
FOR THE SECOND QUARTER ENDED JUNE 30, 2004     LOSS & LAE               LOSS & LAE      LOSS & LAE               LOSS & LAE
                                               ----------               ----------      ----------               ----------
Gross
       Direct                                      $ 46                    $ (27)           $ 12                      $ 3
       Assumed - Domestic                            12                       30               3                        -
       London Market                                  6                        -               3                        -
-------------------------------------------------------------------------------------------------------------------------
       Total                                         64                        3              18                        3
Ceded                                               (24)                     181               1                        -
-------------------------------------------------------------------------------------------------------------------------
NET                                                $ 40                    $ 184            $ 19                      $ 3
-------------------------------------------------------------------------------------------------------------------------

                                                                     ASBESTOS                               ENVIRONMENTAL
                                                     -------------------------------------      ----------------------------------
                                                         PAID                    INCURRED          PAID                   INCURRED
FOR THE SIX MONTHS ENDED JUNE 30, 2004               LOSS & LAE [1]             LOSS & LAE      LOSS & LAE               LOSS & LAE
                                                     --------------             ----------      ----------               ----------
Gross
       Direct                                            $ 1,279                     $ (23)          $ 32                      $ 6
       Assumed - Domestic                                     19                        30              6                        -
       London Market                                          10                         -             12                        -
----------------------------------------------------------------------------------------------------------------------------------
       Total                                               1,308                         7             50                        6
Ceded                                                       (177)                      180            (12)                       -
----------------------------------------------------------------------------------------------------------------------------------
NET                                                      $ 1,131                     $ 187           $ 38                      $ 6
----------------------------------------------------------------------------------------------------------------------------------

[1]  Reflects payments pursuant to the MacArthur settlement.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                PROPERTY CASUALTY
         UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

                                                                         FOR THE QUARTER ENDED JUNE 30, 2004
                                                    -----------------------------------------------------------------------------
                                                    BUSINESS    PERSONAL     SPECIALTY       ONGOING          OTHER      TOTAL
                                                    INSURANCE    LINES       COMMERCIAL     OPERATIONS     OPERATIONS     P&C
                                                    ---------    -----       ----------     ----------     ----------     ---
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES AT 4/1/04 - GROSS      $ 5,302     $1,721        $ 5,066       $ 12,089       $ 8,157     $ 20,246
Reinsurance and other recoverables                       369         42          1,932          2,343         2,693        5,036
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES AT 4/1/04 - NET          4,933      1,679          3,134          9,746         5,464       15,210

          Provision for unpaid claims and
          claim adjustment expenses
               Current year                              634        588            302          1,524            11        1,535
               Prior year [1]                              9          4              3             16           205          221
---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROVISION FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES                            643        592            305          1,540           216        1,756
---------------------------------------------------------------------------------------------------------------------------------

          Payments                                      (499)      (544)          (199)        (1,242)         (231)      (1,473)
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES AT 6/30/04 - NET         5,077      1,727          3,240         10,044         5,449       15,493
Reinsurance and other recoverables                       366         42          2,150          2,558         2,511        5,069
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES AT 6/30/04 - GROSS     $ 5,443     $1,769        $ 5,390       $ 12,602       $ 7,960     $ 20,562
---------------------------------------------------------------------------------------------------------------------------------

Earned premiums                                      $ 1,061     $  861        $   417       $  2,339       $    14     $  2,353
Loss and loss expense paid ratio                        46.9       63.0           48.5           53.1
Loss and loss expense incurred ratio                    60.4       68.6           73.8           65.8
Prior accident year development (pts.)                   0.8        0.5            0.6            0.7
---------------------------------------------------------------------------------------------------------------------------------

[1] During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                PROPERTY CASUALTY
         UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

                                                                              FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                                              --------------------------------------------------------------------
                                                              BUSINESS   PERSONAL  SPECIALTY    ONGOING        OTHER        TOTAL
                                                              INSURANCE    LINES   COMMERCIAL  OPERATIONS    OPERATIONS      P&C
                                                              ---------    -----   ----------  ----------    ----------      ---
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES AT 1/1/04 - GROSS                $ 5,296    $ 1,733   $ 5,148     $ 12,177       $ 9,538      $21,715
Reinsurance and other recoverables                                 395         43     2,096        2,534         2,963        5,497
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES AT 1/1/04 - NET                    4,901      1,690     3,052        9,643         6,575       16,218

          Provision for unpaid claims and
          claim adjustment expenses
               Current year                                      1,260      1,121       595        2,976            28        3,004
               Prior year [1]                                     (138)         5        50          (83)          253          170
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROVISION FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES                                    1,122      1,126       645        2,893           281        3,174
------------------------------------------------------------------------------------------------------------------------------------

          Payments [2]                                            (946)    (1,089)     (457)      (2,492)       (1,407)      (3,899)
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES AT 6/30/04 - NET [1]               5,077      1,727     3,240       10,044         5,449       15,493
Reinsurance and other recoverables                                 366         42     2,150        2,558         2,511        5,069
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
          ADJUSTMENT EXPENSES AT 6/30/04 - GROSS [1]           $ 5,443    $ 1,769   $ 5,390     $ 12,602       $ 7,960      $20,562
------------------------------------------------------------------------------------------------------------------------------------
Earned premiums                                                $ 2,079    $ 1,696   $   738     $  4,513       $    26      $ 4,539
Loss and loss expense paid ratio                                  45.4       64.2      62.4         55.3
Loss and loss expense incurred ratio [3]                          53.9       66.4      87.5         64.1
Prior accident year development (pts.)                            (6.7)       0.3       6.8         (1.8)

[1] The six months ended June 30, 2004 included a $181 provision associated with the evaluation of the reinsurance recoverable asset. The six month period also included a net reserve release related to September 11 of $175 in Business Insurance, $7 in Personal Lines, $116 in Specialty Commercial and $97 in Other Operations, an increase of $190 for construction defects claims, an increase in assumed casualty reinsurance reserves of $130, and offsetting strengthening in large deductible workers compensation reserves and release in other liability reserves, each approximately $150.

[2]   Other Operations reflects payments pursuant to the MacArthur settlement.

[3] If adjusted to exclude the decrease in estimated earned premiums on retrospectively-rated policies and prior year development the loss and loss expense paid and incurred ratios would have been as follows:

Loss and loss expense paid ratio               45.4     64.2      55.6     54.2
Loss and loss expense incurred ratio           60.6     66.1      71.9     64.6

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                        REINSURANCE RECOVERABLE ANALYSIS

                                                                               June 30,                December 31,
                                                                                 2004                      2003
                                                                                 ----                      ----
GROSS REINSURANCE RECOVERABLE [1]
      Paid Loss and Loss Adjustment Expense                                     $  563                    $  446
      Unpaid Loss and Loss Adjustment Expense                                    4,824                     5,289
      ----------------------------------------------------------------------------------------------------------
      Subtotal Gross Reinsurance Recoverable                                     5,387                     5,735

      Less: Allowance for Uncollectible Reinsurance                               (397)                     (381)
      ----------------------------------------------------------------------------------------------------------

NET PROPERTY & CASUALTY REINSURANCE RECOVERABLE                                 $4,990                    $5,354

                                                                                 % of           % of Rated        % of Rated
DISTRIBUTION OF NET RECOVERABLE AS OF DECEMBER 31, 2003                          Amount            Total           Companies
                                                                                 ------            -----           ---------
Net Property & Casualty Reinsurance Recoverables                                 $ 5,354

      Less: Mandatory (Assigned Risk) Pools                                         (446)
      ----------------------------------------------------------------------------------
NET P&C REINSURANCE RECOVERABLE EXCLUDING MANDATORY POOLS                         $4,908
----------------------------------------------------------------------------------------
      Rated A- (Excellent) or better by A.M. Best [2]                            $ 3,202            65.2%              91.7%
      Other Rated by A.M. Best [2]                                                   289             5.9%               8.3%
      ---------------------------------------------------------------------------------------------------------------------
      Total Rated Companies                                                        3,491            71.1%             100.0%

      Voluntary Pools                                                                229             4.7%
      Captives                                                                       106             2.2%
      Other Not Rated Companies                                                    1,082            22.0%
      --------------------------------------------------------------------------------------------------
      Total                                                                      $ 4,908           100.0%
--------------------------------------------------------------------------------------------------------

[1]  Net of commutations,  settlements and known insolvencies.

[2]  Based on A.M. Best ratings as of December 31, 2003.

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                             PROPERTY AND CASUALTY
                         CONSOLIDATED INCOME STATEMENTS


                                                                                       2Q       3Q         4Q        1Q       2Q
                                                                                      2003     2003       2003      2004     2004
                                                                                      ----     ----       ----      ----     ----
Earned premiums                                                                      $ 2,106  $ 2,268    $ 2,265   $ 2,186  $ 2,353
Net investment income                                                                    286      297        308       311      295
Other revenues                                                                           113      110        110       104      117
Net realized capital gains                                                               212       19         23        71       27
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL REVENUES                                                                    2,717    2,694      2,706     2,672    2,792

Benefits, claims and claim adjustment expenses [1] [2] [3]                             1,541    1,622      1,602     1,418    1,756
Amortization of deferred policy acquisition costs                                        382      431        428       446      468
Insurance operating costs and expenses                                                   189      209        194       166      142
Other expenses [4]                                                                       203      139        159       163      156
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL BENEFITS AND EXPENSES                                                       2,315    2,401      2,383     2,193    2,522

          INCOME (LOSS) BEFORE INCOME TAXES                                              402      293        323       479      270

Income tax expense (benefit)                                                             107       75         86       138       67
------------------------------------------------------------------------------------------------------------------------------------

          NET INCOME (LOSS)                                                              295      218        237       341      203

Less:     Net realized capital gains, after-tax                                          138       12         15        47       16
Add:      Periodic net coupon settlements on non-qualifying derivatives, after-tax         3        3          3         3        1
------------------------------------------------------------------------------------------------------------------------------------

          OPERATING INCOME (LOSS)                                                    $   160  $   209    $   225   $   297  $   188

     Total Property & Casualty effective tax rate - net income                          26.9%    25.1%      26.9%     28.8%    24.8%
     Total Property & Casualty effective tax rate - operating income                    18.4%    24.6%      26.3%     27.8%    23.8%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                   YEAR OVER                   SIX MONTHS ENDED
                                                                                      YEAR    SEQUENTIAL          JUNE 30,
                                                                                    QUARTER    QUARTER       ----------------------
                                                                                     CHANGE    CHANGE        2003    2004    CHANGE
                                                                                     ------    ------        ----    ----    ------
Earned premiums                                                                        12%         8%     $ 4,272  $ 4,539       6%
Net investment income                                                                   3%        (5%)        567      606       7%
Other revenues                                                                          4%        13%         208      221       6%
Net realized capital gains                                                            (87%)      (62%)        211       98     (54%)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL REVENUES                                                                     3%         4%       5,258    5,464       4%

Benefits, claims and claim adjustment expenses [1] [2] [3]                             14%        24%       5,702    3,174     (44%)
Amortization of deferred policy acquisition costs                                      23%         5%         783      914      17%
Insurance operating costs and expenses                                                (25%)      (14%)        376      308     (18%)
Other expenses [4]                                                                    (23%)       (4%)        336      319      (5%)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL BENEFITS AND EXPENSES                                                        9%        15%       7,197    4,715     (34%)

          INCOME (LOSS) BEFORE INCOME TAXES                                           (33%)      (44%)     (1,939)     749      NM

Income tax expense (benefit)                                                          (37%)      (51%)       (739)     205      NM
------------------------------------------------------------------------------------------------------------------------------------

          NET INCOME (LOSS)                                                           (31%)      (40%)     (1,200)     544      NM

Less:     Net realized capital gains, after-tax                                       (88%)      (66%)        138       63     (54%)
Add:      Periodic net coupon settlements on non-qualifying derivatives, after-tax    (67%)      (67%)          6        4     (33%)
------------------------------------------------------------------------------------------------------------------------------------

          OPERATING INCOME (LOSS)                                                      18%       (37%)    $(1,332) $   485      NM

     Total Property & Casualty effective tax rate - net income                       (2.1)      (4.0)          NM      27.3%    NM
     Total Property & Casualty effective tax rate - operating income                  5.4       (4.0)          NM      26.3%    NM
------------------------------------------------------------------------------------------------------------------------------------


     [1] The six months ended June 30, 2003 includes the impact of 2003 asbestos reserve addition of $2,604 before-tax and $1,701 after-tax.

     [2] The quarter ended March 31, 2004 and six months ended June 30, 2004 include a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance.

     [3] During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181. The after-tax income effect of this action was $118.

     [4] The quarter and six months ended June 30, 2003 includes severance costs of $41 before-tax and $27 after-tax.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY CASUALTY
                           CONSOLIDATED BALANCE SHEETS

                                                                                                              YEAR OVER
                                                                                                                 YEAR    SEQUENTIAL
                                                               2Q        3Q         4Q       1Q        2Q      Quarter     Quarter
                                                              2003      2003       2003     2004      2004      CHANGE     CHANGE
                                                              ----      ----       ----     ----      ----      ------     ------
Investments
       Fixed maturities, available for sale, at fair value   $22,820   $23,565   $23,715   $23,196   $22,774       -         (2%)
       Equity securities, available for sale, at fair value      219       215       208       206       201      (8%)       (2%)
       Other investments                                         556       644       682       650       682      23%         5%
                                                             -------   -------   -------   -------   -------    ----       ----

       Total investments                                      23,595    24,424    24,605    24,052    23,657       -         (2%)

Cash                                                             239       203       197       178       186     (22%)        4%
Premiums receivable and agents' balances                       2,630     2,626     2,750     2,762     3,050      16%        10%
Reinsurance recoverables                                       5,396     5,529     5,354     5,205     4,990      (8%)       (4%)
Deferred policy acquisition costs                                987       981       975       987     1,012       3%         3%
Deferred income tax                                            1,107     1,136     1,101       905     1,176       6%        30%
Goodwill                                                         153       152       152       152       152      (1%)        -
Other assets                                                   2,664     2,050     2,025     3,365     2,243     (16%)      (33%)
                                                             -------   -------   -------   -------   -------    ----       ----
       TOTAL ASSETS                                          $36,771   $37,101   $37,159   $37,606   $36,466      (1%)       (3%)
                                                             -------   -------   -------   -------   -------    ----       ----
Future policy benefits, unpaid claims and
       claim adjustment expenses                             $21,068   $21,444   $21,715   $20,246   $20,562      (2%)        2%
Unearned premiums                                              4,410     4,504     4,372     4,563     4,795       9%         5%
Other liabilities                                              3,735     3,513     3,285     4,595     3,452      (8%)      (25%)
                                                             -------   -------   -------   -------   -------    ----       ----
       TOTAL LIABILITIES                                      29,213    29,461    29,372    29,404    28,809      (1%)       (2%)
                                                             -------   -------   -------   -------   -------    ----       ----
Equity, x-AOCI, net of tax                                     6,605     6,900     7,080     7,335     7,374      12%         1%
AOCI, net of tax                                                 953       740       707       867       283     (70%)      (67%)

       TOTAL STOCKHOLDERS' EQUITY                              7,558     7,640     7,787     8,202     7,657       1%        (7%)
                                                             -------   -------   -------   -------   -------    ----       ----
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $36,771   $37,101   $37,159   $37,606   $36,466      (1%)       (3%)
                                                             -------   -------   -------   -------   -------    ----       ----
Hartford Fire NAIC RBC                                                               398%

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
          STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION

                                                                      MARCH 31, 2004   DECEMBER 31, 2003
                                                                      -------------    -----------------
Statutory Capital and Surplus                                         $ 6,153                $ 5,900
GAAP Adjustments
                Investment in subsidiaries/Capital contributions          209                    112
                Goodwill                                                  152                    152
                Non-admitted assets/Statutory reserves                    511                    519
                Deferred policy acquisition costs                         987                    975
                Unrealized gains on investments, net of impairments       950                    793
                Deferred taxes                                            102                    214
                Benefit reserves                                         (138)                  (251)
                Consolidation/Corporate eliminations                      (87)                  (129)
                Other, net                                               (637)                  (498)
                                                                      -------                -------
GAAP Stockholders' Equity                                             $ 8,202                $ 7,787
                                                                      -------                -------

                                  INVESTMENTS

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         INVESTMENT EARNINGS BEFORE-TAX
                                  CONSOLIDATED

                                                                                 YEAR OVER                 SIX MONTHS ENDED
                                                                                    YEAR   SEQUENTIAL          JUNE 30,
                                       2Q     3Q       4Q        1Q        2Q     QUARTER    QUARTER   --------------------------
                                      2003   2003     2003      2004      2004    CHANGE     CHANGE    2003      2004      CHANGE
                                     -----   -----  -------   -------   -------   ------    -------    ----   --------    ------
NET INVESTMENT INCOME
Fixed maturities [1] [2]
  Taxable                            $ 565   $ 580  $   611   $   792   $   778      38%      (2%)    $1,103   $ 1,570       42%
  Tax-exempt                           130     122      121       120       122      (6%)      2%        263       242       (8%)
                                     -----   -----  -------   -------   -------   -----     ----      ------   -------     ----
Total fixed maturities                 695     702      732       912       900      29%      (1%)     1,366     1,812       33%
Equities
  Available-for-sale                     7       7        5        11         7       -      (36%)        15        18       20%
  Trading securities [3]                 -       -        -       495       149       -      (70%)         -       644        -
                                     -----   -----  -------   -------   -------   -----     ----      ------   -------     ----
Total equities                           7       7        5       506       156      NM      (69%)        15       662       NM
Mortgage loans                           9       9       11        12        15      67%      25%         18        27       50%
Real estate                              1       -        1         1         -   (100%)    (100%)         2         1      (50%)
Policy loans                            54      51       47        45        47    (13%)       4%        112        92      (18%)
Limited partnerships                    11      22       10         4         9    (18%)     125%         23        13      (43%)
Other                                   30      33       41        50        42     40%      (16%)        70        92       31%
                                     -----   -----  -------   -------   -------                       ------   -------
Subtotal                               807     824      847     1,530     1,169     45%      (24%)     1,606     2,699       68%
Less investment expense                 11      10       12        13        11       -       15%         22        24       (9%)
                                     -----   -----  -------   -------   -------   -----     ----      ------   -------     ----
TOTAL NET INVESTMENT INCOME [2]      $ 796   $ 814  $   835   $ 1,517   $ 1,158      45%     (24%)    $1,584   $ 2,675       69%
                                     -----   -----  -------   -------   -------   -----     ----      ------   -------     ----
Investment yield, before-tax [4]       5.7%    5.6%     5.7%      5.7%      5.6%   (0.1)    (0.1)        5.8%      5.7%    (0.1)
Investment yield, after-tax [4]        4.0%    3.9%     3.9%      3.9%      3.9%   (0.1)       -         4.1%      3.9%    (0.2)
NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                     $ 250     $ -  $    15   $   108   $    46     (82%)    (57%)    $  241   $   154      (36%)
Equities                                (5)      5       20        13        (3)     40%      NM         (54)       10       NM
Periodic net coupon settlements on
  non qualifying derivatives            14      11       11         6         4     (71%)    (33%)        22        10      (55%)
GMWB derivatives, net                    -       -        6        (2)        6       -       NM           -         4        -
Other [5]                               12       7       (8)       19        (1)     NM       NM          17        18        6%
                                     -----   -----  -------   -------   -------   -----     ----      ------   -------     ----
TOTAL NET REALIZED CAPITAL
  GAINS (LOSSES)                     $ 271   $  23  $    44   $   144   $    52     (81%)    (64%)    $  226   $   196      (13%)
                                     -----   -----  -------   -------   -------   -----     ----      ------   -------     ----
Gross gains on sale                  $ 303   $ 132  $    92   $   172   $   133     (56%)    (23%)    $  440   $   305      (31%)
Gross losses on sale                   (24)    (80)      (9)      (23)      (97)     NM       NM        (131)     (120)       8%
Impairments                            (27)    (29)     (55)      (14)       (4)     85%      71%       (116)      (18)      84%
Periodic net coupon settlements
on non-qualifying d11ivatives           14      11       11         6         4     (71%)    (33%)        22        10      (55%)
GMWB derivatives, net                    -       -        6        (2)        6       -       NM           -         4        -
Other net gain (loss) [5]                5     (11)      (1)        5        10     100%     100%         11        15       36%
                                     -----   -----  -------   -------   -------   -----     ----      ------   -------     ----
TOTAL NET REALIZED CAPITAL
  GAINS (Losses)                     $ 271   $  23  $    44   $   144   $    52     (81%)    (64%)    $  226   $   196      (13%)
                                     -----   -----  -------   -------   -------   -----     ----      ------   -------     ----

[1]   Includes income on short-term bonds.

[2] The first and second quarters of 2004 include $154 and $150, respectively, of net investment income associated with the guaranteed separate accounts pursuant to the adoption of SOP 03-01. Approximately $150 of this amount was derived from fixed maturities in each of the two quarters.

[3] This amount relates to the change in value of trading securities pursuant to the adoption of SOP 03-1.

[4] The investment yield calculation excludes trading securities and collateral received associated with the securities lending program. Assets received in the CNA purchase are included in the investment yield calculation beginning with the first quarter 2004.

[5] Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments as well as the amortization of deferred acquisition costs associated with realized capital gains.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         INVESTMENT EARNINGS BEFORE-TAX
                                      LIFE

                                                                                   YEAR OVER                   SIX MONTHS ENDED
                                                                                     YEAR     SEQUENTIAL           JUNE 30,
                                       2Q        3Q       4Q       1Q       2Q      QUARTER    QUARTER    -------------------------
                                      2003      2003     2003     2004     2004      CHANGE     CHANGE      2003     2004    CHANGE
                                      ----      ----     ----     ----     ----      ------     ------      ----   -------   ------
NET INVESTMENT INCOME
Fixed maturities [1] [2]
  Taxable                            $   392   $   396  $   408  $   589  $   582       48%      (1%)     $   771   $ 1,171    52%
  Tax-exempt                              25        24       24       25       27        8%       8%           50        52     4%
                                     -------   -------  -------  -------  -------  -------    -----       -------   -------  ----
Total fixed maturities                   417       420      432      614      609       46%      (1%)         821     1,223    49%
Equities
 Available-for-sale                        5         4        4        9        5        -      (44%)          10        14    40%
 Trading securities [3]                    -         -        -      495      149        -      (70%)           -       644     -
                                     -------   -------  -------  -------  -------  -------    -----       -------   -------  ----
Total equities                             5         4        4      504      154       NM      (69%)          10       658    NM
Mortgage loans                             5         6        7        8       12      140%      50%           10        20   100%
Policy loans                              54        51       47       45       47      (13%)      4%          112        92   (18%)
Limited partnerships                       7        11        6        2        6      (14%)     NM            15         8   (47%)
Other                                     22        25       32       36       37       68%       3%           51        73    43%
                                     -------   -------  -------  -------  -------  -------    -----       -------   -------  ----
Subtotal                                 510       517      528    1,209      865       70%     (28%)       1,019     2,074   104%
Less investment expense                    6         5        6        8        7      (17%)     13%           12        15   (25%)
                                     -------   -------  -------  -------  -------  -------    -----       -------   -------  ----
TOTAL NET INVESTMENT INCOME [2]      $   504   $   512  $   522  $ 1,201  $   858       70%     (29%)     $ 1,007   $ 2,059   104%
                                     -------   -------  -------  -------  -------  -------    -----       -------   -------  ----
Investment yield, before-tax [4]         5.8%      5.8%     5.8%     5.7%     5.8%       -      0.1           5.9%      5.8% (0.1)
Investment yield, after-tax [4]          3.9%      3.9%     3.9%     3.8%     3.8%    (0.1)       -           4.0%      3.8% (0.2)

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                     $    52   $     3  $    (4) $    58  $    21      (60%)    (64%)     $    21   $    79    NM
Equities                                  (3)        5       17        9       (1)      67%      NM           (29)        8    NM
Periodic net coupon settlements on
  non-qualifying derivatives               9         6        7        2        1      (89%)    (50%)          13         3   (77%)
GMWB derivatives, net                      -         -        6       (2)       6        -       NM             -         4     -
Other [5]                                  1       (10)      (5)       9       (1)      NM       NM            10         8   (20%)
                                     -------   -------  -------  -------  -------  -------    -----       -------   -------  ----
TOTAL NET REALIZED CAPITAL
  GAINS (LOSSES)                     $    59   $     4  $    21  $    76  $    26      (56%)    (66%)     $    15   $   102    NM
                                     -------   -------  -------  -------  -------  -------    -----       -------   -------  ----

Gross gains on sale                  $    91   $    61  $    58  $   100  $    84       (8%)    (16%)     $   148   $   184    24%
Gross losses on sale                     (17)      (31)       -      (18)     (70)      NM       NM           (64)      (88)  (38%)
Impairments                              (17)      (27)     (51)      (8)      (4)      76%      50%          (84)      (12)   86%
Periodic net coupon settlements
  on non-qualifying derivatives            9         6        7        2        1      (89%)    (50%)          13         3   (77%)
GMWB derivatives, net                      -         -        6       (2)       6        -       NM             -         4     -
Other net gain (loss) [5]                 (7)       (5)       1        2        9       NM       NM             2        11    NM
                                     -------   -------  -------  -------  -------  -------    -----       -------   -------  ----
TOTAL NET REALIZED CAPITAL
  GAINS (LOSSES)                     $    59   $     4  $    21  $    76  $    26      (56%)    (66%)     $    15   $   102    NM
                                     -------   -------  -------  -------  -------  -------    -----       -------   -------  ----

[1]   Includes income on short-term bonds.

[2] The first and second quarters of 2004 include $154 and $150, respectively, of net investment income associated with the guaranteed separate accounts pursuant to the adoption of SOP 03-1. Approximately $150 of this amount was derived from fixed maturities in each of the two quarters.

[3] This amount relates to the change in value of trading securities pursuant to the adoption of SOP 03-1.

[4] The investment yield calculation excludes trading securities and collateral received associated with the securities lending program. Assets received in the CNA purchase are included in the investment yield calculation beginning with the first quarter 2004.

[5] Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments as well as the amortization of deferred acquisition costs associated with realized capital gains.

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         INVESTMENT EARNINGS BEFORE-TAX
                              PROPERTY & CASUALTY

                                                                                    Year Over                 SIX MONTHS ENDED
                                                                                       Year    Sequential         JUNE 30,
                                      2Q        3Q        4Q        1Q        2Q     Quarter    Quarter    ----------------------
                                     2003      2003      2003      2004      2004    Change     Change     2003    2004    Change
                                     -----     -----     -----     -----     -----  ---------  ----------  ----    -----   ------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                            $ 171     $ 184     $ 203     $ 203     $ 196        15%       (3%)   $ 330   $ 399     21%
  Tax-exempt                           105        98        97        95        95       (10%)       -       213     190    (11%)
                                     -----     -----     -----     -----     -----  --------   -------     -----   -----   ----
Total fixed maturities                 276       282       300       298       291         5%       (2%)     543     589      8%
Equities                                 2         3         1         2         2         -         -         5       4    (20%)
Mortgage loans                           4         3         4         4         3       (25%)     (25%)       8       7    (13%)
Real estate                              1         -         1         1         -      (100%)    (100%)       2       1    (50%)
Limited partnerships                     4        11         4         2         3       (25%)      50%        8       5    (38%)
Other                                    4         3         4         9         -      (100%)    (100%)      11       9    (18%)
                                     -----     -----     -----     -----     -----  --------   -------     -----   -----   ----
Subtotal                               291       302       314       316       299         3%       (5%)     577     615      7%
Less investment expense                  5         5         6         5         4        20%       20%       10       9     10%
                                     -----     -----     -----     -----     -----  --------   -------     -----   -----   ----
TOTAL NET INVESTMENT INCOME          $ 286     $ 297     $ 308     $ 311     $ 295         3%       (5%)   $ 567   $ 606      7%
                                     -----     -----     -----     -----     -----  --------   -------     -----   -----   ----
Investment yield, before-tax [2]       5.5%      5.4%      5.4%      5.5%      5.3%     (0.2)     (0.2)      5.5%    5.4%  (0.1)
Investment yield, after-tax [2]        4.2%      4.0%      4.0%      4.1%      3.9%     (0.3)     (0.2)      4.2%    4.0%  (0.2)

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                     $ 198     $  (3)    $  19     $  50     $  25       (87%)     (50%)   $ 220   $  75    (66%)
Equities                                (2)        -         3         4        (2)        -        NM       (25)      2     NM
Periodic net coupon settlements
  on non-qualifying derivatives          5         5         4         4         3       (40%)     (25%)       9       7    (22%)
Other [3]                               11        17        (3)       13         1       (91%)     (92%)       7      14    100%
                                     -----     -----     -----     -----     -----  --------   -------     -----   -----   ----
TOTAL NET REALIZED CAPITAL GAINS
 (LOSSES)                            $ 212     $  19     $  23     $  71     $  27       (87%)     (62%)   $ 211   $  98    (54%)
                                     -----     -----     -----     -----     -----  --------   -------     -----   -----   ----

Gross gains on sale                  $ 212     $  71     $  34     $  72     $  49       (77%)     (32%)   $ 292   $ 121    (59%)
Gross losses on sale                    (7)      (49)       (9)       (5)      (27)       NM        NM       (67)    (32)    52%
Impairments                            (10)       (2)       (4)       (6)        -       100%      100%      (32)     (6)    81%
Periodic net coupon settlements on
  non-qualifying derivatives             5         5         4         4         3       (40%)     (25%)       9       7    (22%)
Other net gain (loss) [3]               12        (6)       (2)        6         2       (83%)     (67%)       9       8    (11%)
                                     -----     -----     -----     -----     -----  --------   -------     -----   -----   ----
TOTAL NET REALIZED CAPITAL GAINS
  (LOSSES)                           $ 212     $  19     $  23     $  71     $  27       (87%)     (62%)   $ 211   $  98    (54%)
                                     -----     -----     -----     -----     -----  --------   -------     -----   -----   ----

[1]   Includes income on short-term bonds.

[2] The investment yield calculation excludes the collateral received associated with the securities lending program.

[3] Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         INVESTMENT EARNINGS BEFORE-TAX
                                    CORPORATE

                                                                              YEAR OVER                 SIX MONTHS ENDED
                                                                                YEAR      SEQUENTIAL        JUNE 30,
                                        2Q      3Q      4Q      1Q      2Q     QUARTER      QUARTER    ------------------
                                       2003    2003    2003    2004    2004    CHANGE       CHANGE     2003  2004  CHANGE
                                       ----    ----    ----    ----    ----    ------       ------     ----  ----  ------
NET INVESTMENT INCOME
Fixed maturities [1]
Taxable                                $  2    $  -    $  -    $  -    $  -      (100%)        -      $  2    $ -    (100%)
                                       ----    ----    ----    ----    ----      ----       ----      ----   ----    ----
Total fixed maturities                    2       -       -       -       -      (100%)        -         2      -    (100%)
Other [2]                                 4       5       5       5       5        25%         -         8     10      25%
                                       ----    ----    ----    ----    ----      ----       ----      ----   ----    ----
TOTAL NET INVESTMENT INCOME            $  6    $  5    $  5    $  5    $  5       (17%)        -      $ 10   $ 10       -
                                       ----    ----    ----    ----    ----      ----       ----      ----   ----    ----
NET REALIZED CAPITAL GAINS (LOSSES)
Other net gain (loss) [3]              $  -    $  -    $  -    $ (3)   $ (1)        -         67%        -     (4)      -
                                       ----    ----    ----    ----    ----      ----       ----      ----   ----    ----

[1]   Includes income on short-term bonds.

[2] In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments' carrying values is reported in Corporate's net investment income.

[3]   Primarily consists of changes in fair value on non-qualifying derivatives.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         COMPOSITION OF INVESTED ASSETS
                                  CONSOLIDATED

                                                       2Q              3Q                4Q                 1Q             2Q
                                                      2003            2003              2003               2004           2004
                                                ---------------  ---------------- ----------------  ---------------- ---------------
                                                AMOUNT  PERCENT  AMOUNT   PERCENT AMOUNT   PERCENT  AMOUNT   PERCENT AMOUNT  PERCENT
                                                ------  -------  ------   ------- ------   -------  ------   ------- ------  -------
Fixed maturities, available-for-sale,
  at fair value [1] [2]                         $68,676  92.8%   $70,587   93.5%  $72,998    93.9%  $72,814    84.9% $70,703   83.3%
Equity securities, at fair value
 Available-for-sale                                 712   0.9%       677    0.9%      603     0.8%      612     0.7%     584    0.7%
 Trading securities [2]                               -     -          -      -         -       -     7,831     9.2%   8,995   10.6%
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----
Total equity securities, at fair value              712   0.9%       677    0.9%      603     0.8%    8,443     9.9%   9,579   11.3%
Policy loans, at outstanding balance              2,889   3.9%     2,533    3.4%    2,512     3.2%    2,655     3.1%   2,650    3.1%
Real estate/Mortgage loans, at cost                 732   1.0%       797    1.1%      907     1.2%      929     1.1%   1,158    1.4%
Limited partnerships, at fair value                 458   0.6%       444    0.5%      361     0.5%      361     0.4%     390    0.5%
Other investments [3]                               569   0.8%       465    0.6%      307     0.4%      555     0.6%     369    0.4%
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----
TOTAL INVESTMENTS [2]                           $74,036 100.0%   $75,503  100.0%  $77,688   100.0%  $85,757   100.0% $84,849  100.0%
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----
Total general account investments                62,190  84.0%    63,620   84.3%   65,847    84.8%
Total guaranteed separate account investments    11,846  16.0%    11,883   15.7%   11,841    15.2%
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----
HIMCO managed third party accounts              $ 1,774          $ 1,850          $ 2,053           $ 2,326          $ 3,138
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----
Asset-backed securities ("ABS")                 $ 6,266   9.1%   $ 6,546    9.3%  $ 6,524     8.9%  $ 6,373     8.8% $ 6,574    9.3%
Commercial mortgage-backed securities ("CMBS")    9,774  14.2%    10,017   14.2%   10,731    14.7%   11,495    15.8%  11,039   15.6%
Collateralized mortgage obligation ("CMO")        1,091   1.6%     1,047    1.5%    1,073     1.5%      902     1.2%   1,016    1.4%
Corporate                                        30,844  44.9%    31,508   44.6%   33,997    46.6%   34,490    47.3%  32,587   46.1%
Government/Government agencies - Foreign          2,174   3.2%     1,530    2.2%    1,773     2.4%    1,535     2.1%   1,380    2.0%
Government/Government agencies - U.S.             1,433   2.1%     1,072    1.5%    1,430     1.9%    1,333     1.8%   1,072    1.5%
Mortgage-backed securities ("MBS") - agency       2,198   3.2%     3,078    4.4%    2,834     3.9%    2,470     3.4%   2,213    3.1%
Municipal - taxable                                 414   0.6%       458    0.6%      629     0.9%      765     1.1%     827    1.2%
Municipal - tax-exempt                           10,592  15.4%    10,191   14.4%   10,216    14.0%   10,282    14.1%  10,043   14.2%
Redeemable preferred stock                          103   0.1%        81    0.1%       80     0.1%       74     0.1%      37    0.1%
Short-term [1]                                    3,787   5.6%     5,059    7.2%    3,711     5.1%    3,095     4.3%   3,915    5.5%
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----
TOTAL FIXED MATURITIES                          $68,676 100.0%   $70,587  100.0%  $72,998   100.0%  $72,814   100.0% $70,703  100.0%
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----
Total general account fixed maturities           57,137  83.2%    58,909   83.5%   61,263    83.9%
Total guaranteed separate account fixed
  maturities                                     11,539  16.8%    11,678   16.5%   11,735    16.1%
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----
AAA                                             $16,140  23.6%   $15,490   21.9%  $16,552    22.7%  $16,854    23.1% $16,968   24.0%
AA                                                7,710  11.2%     7,583   10.7%    7,855    10.8%    8,043    11.0%   7,769   11.0%
A                                                17,877  26.0%    18,200   25.8%   18,750    25.7%   18,220    25.0%  17,683   25.0%
BBB                                              14,991  21.8%    15,536   22.0%   17,114    23.4%   18,350    25.2%  17,036   24.1%
Government                                        4,614   6.7%     5,146    7.3%    5,357     7.3%    4,777     6.6%   4,293    6.1%
BB & below                                        3,557   5.2%     3,573    5.1%    3,659     5.0%    3,475     4.8%   3,039    4.3%
Short-term [1]                                    3,787   5.5%     5,059    7.2%    3,711     5.1%    3,095     4.3%   3,915    5.5%
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----
TOTAL FIXED MATURITIES                          $68,676 100.0%   $70,587  100.0%  $72,998   100.0%  $72,814   100.0% $70,703  100.0%
                                                ------- -----    -------  -----   -------   -----   -------   -----  -------  -----

[1] Second quarter 2003 includes $257 in Corporate. Third quarter 2003 includes $107 in Corporate. Fourth quarter 2003 includes $86 in Corporate. First quarter 2004 includes $38 in Corporate. Second quarter 2004 includes $122 in Corporate.

[2] First and second quarters of 2004 includes $11,967 and $11,640, respectively, of guaranteed separate account assets and $7,831 and $8,995, respectively, of trading securities within general account assets due to the adoption of SOP 03-1.

[3] Third quarter 2003 includes $4 in Corporate. Fourth quarter 2003 includes $2 in Corporate. First quarter 2004 includes $28 in Corporate. Second quarter 2004 includes $6 in Corporate.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         COMPOSITION OF INVESTED ASSETS
                                      LIFE

                                                  2Q               3Q               4Q               1Q               2Q
                                                 2003             2003             2003             2004             2004
                                           ---------------- ---------------- ---------------- ---------------- ----------------
                                            AMOUNT  PERCENT  AMOUNT  PERCENT  AMOUNT  PERCENT  AMOUNT  PERCENT  AMOUNT  PERCENT
                                           -------- ------- -------- ------- -------- ------- -------- ------- -------- -------
Fixed maturities, available-for-sale,
 at fair value [1]                         $ 45,599   90.8% $ 46,915   92.0% $ 49,197   92.8% $ 49,580   80.4% $ 47,807   78.4%
Equity securities, at fair value
 Available-for-sale                             493    1.0%      462    0.9%      395    0.8%      406    0.7%      383    0.6%
 Trading securities [1]                           -      -         -      -         -      -     7,831   12.7%    8,995   14.7%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
Total equity securities, at fair value          493    1.0%      462    0.9%      395    0.8%    8,237   13.4%    9,378   15.3%
Policy loans, at outstanding balance          2,889    5.8%    2,533    5.0%    2,512    4.7%    2,655    4.3%    2,650    4.3%
Real estate/Mortgage loans, at cost             555    1.1%      544    1.1%      579    1.1%      620    1.0%      852    1.4%
Limited partnerships, at fair value             255    0.5%      251    0.5%      193    0.4%      197    0.3%      234    0.4%
Other investments                               393    0.8%      263    0.5%      119    0.2%      350    0.6%      143    0.2%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
TOTAL INVESTMENTS [1]                      $ 50,184  100.0% $ 50,968  100.0% $ 52,995  100.0% $ 61,639  100.0% $ 61,064  100.0%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
Total general account investments            38,338   76.4%   39,085   76.7%   41,154   77.7%
Total guaranteed separate account
 investments                                 11,846   23.6%   11,883   23.3%   11,841   22.3%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
ABS                                        $  5,471   12.0% $  5,411   11.5% $  5,409   11.0% $  5,365   10.8% $  5,629   11.8%
CMBS                                          7,553   16.6%    7,704   16.4%    8,168   16.6%    8,817   17.8%    8,529   17.8%
CMO                                           1,057    2.3%      998    2.1%    1,035    2.1%      866    1.7%      908    1.9%
Corporate                                    23,788   52.1%   23,790   50.8%   25,553   51.9%   25,965   52.4%   24,581   51.3%
Government/Government agencies - Foreign        952    2.1%      657    1.4%      952    1.9%      744    1.5%      660    1.4%
Government/Government agencies - U.S.           728    1.6%      943    2.0%    1,126    2.3%    1,048    2.1%      810    1.7%
MBS - agency                                  1,686    3.7%    2,080    4.4%    2,175    4.4%    1,871    3.8%    1,609    3.4%
Municipal - taxable                             244    0.5%      270    0.6%      408    0.9%      536    1.1%      614    1.3%
Municipal - tax-exempt                        2,051    4.5%    2,027    4.3%    2,017    4.1%    2,238    4.5%    2,181    4.6%
Redeemable preferred stock                       34    0.1%       33    0.1%       33    0.1%       47    0.1%       12      -
Short-term                                    2,035    4.5%    3,002    6.4%    2,321    4.7%    2,083    4.2%    2,274    4.8%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
TOTAL FIXED MATURITIES                     $ 45,599  100.0% $ 46,915  100.0% $ 49,197  100.0% $ 49,580  100.0% $ 47,807  100.0%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
Total general account fixed maturities       34,060   74.7%   35,237   75.1%   37,462   76.1%
Total guaranteed separate account fixed
 maturities                                  11,539   25.3%   11,678   24.9%   11,735   23.9%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
AAA                                        $  7,968   17.5% $  7,783   16.6% $  8,681   17.6% $  9,058   18.3% $  9,483   19.8%
AA                                            4,341    9.5%    4,323    9.2%    4,486    9.1%    4,719    9.5%    4,511    9.4%
A                                            13,693   30.0%   13,630   29.1%   13,901   28.3%   13,661   27.6%   13,225   27.7%
BBB                                          11,841   26.0%   11,889   25.3%   13,061   26.5%   13,920   28.0%   13,026   27.2%
Government                                    3,376    7.4%    3,975    8.5%    4,361    9.0%    3,860    7.8%    3,345    7.0%
BB & below                                    2,345    5.1%    2,313    4.9%    2,386    4.8%    2,279    4.6%    1,943    4.1%
Short-term                                    2,035    4.5%    3,002    6.4%    2,321    4.7%    2,083    4.2%    2,274    4.8%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
TOTAL FIXED MATURITIES                     $ 45,599  100.0% $ 46,915  100.0% $ 49,197  100.0% $ 49,580  100.0% $ 47,807  100.0%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----

[1] First and second quarters of 2004 includes $11,967 and $11,640, respectively, of guaranteed separate account assets and $7,831 and $8,995, respectively, of trading securities within general account assets due to the adoption of SOP 03-1.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         COMPOSITION OF INVESTED ASSETS
                               PROPERTY & CASUALTY

                                                  2Q               3Q               4Q               1Q               2Q
                                                 2003             2003             2003             2004             2004
                                           ---------------- ---------------- ---------------- ---------------- ----------------
                                            AMOUNT  PERCENT  AMOUNT  PERCENT  AMOUNT  PERCENT  AMOUNT  PERCENT  AMOUNT  PERCENT
                                           -------- ------- -------- ------- -------- ------- -------- ------- -------- -------
Fixed maturities, available-for-sale,
 at fair value                             $ 22,820   96.7% $ 23,565   96.5% $ 23,715   96.4% $ 23,196   96.4% $ 22,774   96.3%
Equity securities, available-for-sale,
 at fair value                                  219    0.9%      215    0.9%      208    0.8%      206    0.9%      201    0.8%
Real estate/Mortgage loans, at cost             177    0.8%      253    1.0%      328    1.3%      309    1.3%      306    1.3%
Limited partnerships, at fair value             203    0.9%      193    0.8%      168    0.7%      164    0.7%      156    0.7%
Other investments                               176    0.7%      198    0.8%      186    0.8%      177    0.7%      220    0.9%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
TOTAL INVESTMENTS                          $ 23,595  100.0% $ 24,424  100.0% $ 24,605  100.0% $ 24,052  100.0% $ 23,657  100.0%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
ABS                                        $    795    3.5% $  1,135    4.8% $  1,115    4.7% $  1,008    4.3% $    945    4.1%
CMBS                                          2,221    9.7%    2,313    9.8%    2,563   10.8%    2,678   11.5%    2,510   11.0%
CMO                                              34    0.1%       49    0.2%       38    0.2%       36    0.2%      108    0.5%
Corporate                                     7,056   31.0%    7,718   32.9%    8,444   35.5%    8,525   36.8%    8,006   35.1%
Government/Government agencies - Foreign      1,222    5.4%      873    3.7%      821    3.5%      791    3.4%      720    3.2%
Government/Government agencies - U.S.           705    3.1%      129    0.5%      304    1.3%      285    1.2%      262    1.2%
MBS - agency                                    512    2.2%      998    4.2%      659    2.8%      599    2.6%      604    2.7%
Municipal - taxable                             170    0.7%      188    0.8%      221    0.9%      229    1.0%      213    0.9%
Municipal - tax-exempt                        8,541   37.4%    8,164   34.6%    8,199   34.6%    8,044   34.7%    7,862   34.5%
Redeemable preferred stock                       69    0.3%       48    0.2%       47    0.2%       27    0.1%       25    0.1%
Short-term                                    1,495    6.6%    1,950    8.3%    1,304    5.5%      974    4.2%    1,519    6.7%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
TOTAL FIXED MATURITIES                     $ 22,820  100.0% $ 23,565  100.0% $ 23,715  100.0% $ 23,196  100.0% $ 22,774  100.0%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
AAA                                        $  8,172   35.8% $  7,707   32.7% $  7,871   33.2% $  7,796   33.6% $  7,485   32.8%
AA                                            3,369   14.8%    3,260   13.8%    3,369   14.2%    3,324   14.2%    3,258   14.3%
A                                             4,184   18.3%    4,570   19.4%    4,849   20.4%    4,559   19.7%    4,458   19.6%
BBB                                           3,150   13.8%    3,647   15.5%    4,053   17.1%    4,430   19.1%    4,010   17.6%
Government                                    1,238    5.4%    1,171    5.0%      996    4.2%      917    4.0%      948    4.2%
BB & below                                    1,212    5.3%    1,260    5.3%    1,273    5.4%    1,196    5.2%    1,096    4.8%
Short-term                                    1,495    6.6%    1,950    8.3%    1,304    5.5%      974    4.2%    1,519    6.7%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
TOTAL FIXED MATURITIES                     $ 22,820  100.0% $ 23,565  100.0% $ 23,715  100.0% $ 23,196  100.0% $ 22,774  100.0%
                                           --------  -----  --------  -----  --------  -----  --------  -----  --------  -----

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              UNREALIZED LOSS AGING

                               CONSOLIDATED [1]

                                                       JUNE 30, 2004                         DECEMBER 31, 2003
                                          ------------------------------------     ------------------------------------------
                                          AMORTIZED     FAIR        UNREALIZED     AMORTIZED          FAIR         UNREALIZED
                                             COST       VALUE         LOSS            COST            VALUE           LOSS
                                          ---------   ----------    ----------     ---------       ----------      ----------
TOTAL AFS  [2] SECURITIES

Three months or less                      $  20,604   $  20,093     $   (511)      $  4,867        $  4,826        $   (41)
Greater than three months to six months         815         760          (55)         3,991           3,854           (137)
Greater than six months to nine months          180         172           (8)           404             382            (22)
Greater than nine months to twelve months     1,545       1,444         (101)           151             142             (9)
Greater than twelve months                    1,268       1,146         (122)         1,844           1,688           (156)
                                          ---------   ---------     --------       --------        --------        -------
   TOTAL                                  $  24,412   $  23,615     $   (797)      $ 11,257        $ 10,892        $  (365)
                                          =========   =========     ========       ========        ========        =======

BIG [3] AND EQUITY AFS [2] SECURITIES

Three months or less                      $     816   $     779     $    (37)      $    133        $    129        $    (4)
Greater than three months to six months         156         143          (13)           134             129             (5)
Greater than six months to nine months           42          39           (3)            81              73             (8)
Greater than nine months to twelve months        48          47           (1)            18              17             (1)
Greater than twelve months                      308         258          (50)           417             349            (68)
                                          ---------   ---------     --------       --------        --------        -------
   TOTAL                                  $   1,370   $   1,266     $   (104)      $    783        $    697        $   (86)
                                          =========   =========     ========       ========        ========        =======

[1] As of June 30, 2004, fixed maturities represented $777, or 97%, of the Company's total unrealized loss of available-for-sale securities. There were no fixed maturities as of June 30, 2004 with a fair value less than 80% of the security's amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of June 30, 2004 and December 31, 2003, for which management's best estimate of future cash flows adversely changed during the reporting period. For a detailed discussion of the other than temporary impairment criteria, see "Investments" included in the Critical Accounting Estimates section of the Management's Discussion & Analysis and in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford's 2003 Form 10-K Annual Report.

[2]   Represents available-for-sale ("AFS") securities.

[3]   Represents below investment grade ("BIG") securities.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              UNREALIZED LOSS AGING
                                      LIFE

                                                      JUNE 30, 2004                         DECEMBER 31, 2003
                                          ------------------------------------     ------------------------------------------
                                          AMORTIZED      FAIR       UNREALIZED     AMORTIZED          FAIR         UNREALIZED
                                            COST         VALUE         LOSS          COST             VALUE           LOSS
                                          ---------   ----------    ----------     ---------       ----------      ----------
TOTAL AFS SECURITIES

Three months or less                      $  13,896   $  13,560     $   (336)      $  2,903        $   2,878       $   (25)
Greater than three months to six months         629         580          (49)         1,943            1,882           (61)
Greater than six months to nine months           86          82           (4)           265              250           (15)
Greater than nine months to twelve months       656         622          (34)           138              130            (8)
Greater than twelve months                    1,096         994         (102)         1,661            1,528          (133)
                                          ---------   ---------     --------       --------        ---------       -------
      TOTAL                               $  16,363   $  15,838     $   (525)      $  6,910        $   6,668       $  (242)
                                          =========   =========     ========       ========        =========       =======

BIG AND EQUITY AFS SECURITIES

Three months or less                      $     467   $     442     $    (25)      $     57        $      55       $    (2)
Greater than three months to six months         134         122          (12)            91               87            (4)
Greater than six months to nine months           12          11           (1)            60               54            (6)
Greater than nine months to twelve months        32          31           (1)            18               17            (1)
Greater than twelve months                      256         215          (41)           361              302           (59)
                                          ---------   ---------     --------       --------        ---------       -------
      TOTAL                               $     901   $     821     $    (80)      $    587        $     515       $   (72)
                                          =========   =========     ========       ========        =========       =======

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              UNREALIZED LOSS AGING
                               PROPERTY & CASUALTY

                                                      JUNE 30, 2004                         DECEMBER 31, 2003
                                          --------------------------------------   ------------------------------------------
                                          AMORTIZED      FAIR        UNREALIZED    AMORTIZED         FAIR          UNREALIZED
                                            COST         VALUE           LOSS         COST           VALUE           LOSS
                                          ---------   ----------    ------------   ---------       ----------      ----------
TOTAL AFS SECURITIES

Three months or less                      $  6,708    $  6,533      $   (175)      $  1,964        $  1,948        $   (16)
Greater than three months to six months        186         180            (6)         2,048           1,972            (76)
Greater than six months to nine months          94          90            (4)           139             132             (7)
Greater than nine months to twelve months      889         822           (67)            13              12             (1)
Greater than twelve months                     172         152           (20)           183             160            (23)
                                          --------    --------      --------       --------        --------        -------
     TOTAL                                $  8,049    $  7,777      $   (272)      $  4,347        $  4,224        $  (123)
                                          ========    ========      ========       ========        ========        =======

BIG AND EQUITY AFS SECURITIES

Three months or less                      $    349    $    337      $    (12)      $     76        $     74        $    (2)
Greater than three months to six months         22          21            (1)            43              42             (1)
Greater than six months to nine months          30          28            (2)            21              19             (2)
Greater than nine months to twelve months       16          16             -              -               -              -
Greater than twelve months                      52          43            (9)            56              47             (9)
                                          --------    --------      --------       --------        --------        -------
      TOTAL                               $    469    $    445      $    (24)      $    196        $    182        $   (14)
                                          ========    ========      ========       ========        ========        =======

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                            INVESTED ASSET EXPOSURES
                              AS OF JUNE 30, 2004


                                                  LIFE
                                          ----------------------
                                                      PERCENT OF
TOP TEN CORPORATE                                       TOTAL
 FIXED MATURITY                             FAIR       INVESTED
EXPOSURES BY SECTOR                         VALUE       ASSETS
-------------------                       ---------   ----------
Financial services                        $  6,394      10.6%
Technology and communications                3,875       6.3%
Consumer non cyclical                        2,602       4.3%
Basic industry                               2,580       4.2%
Consumer cyclical                            2,497       4.1%
Utilities                                    2,268       3.7%
Capital goods                                1,666       2.7%
Energy                                       1,435       2.3%
Other                                          666       1.1%
Transportation                                 598       1.0%
                                          --------      ----

TOTAL                                     $ 24,581      40.3%
                                          ========      ====
TOP TEN EXPOSURES
BY ISSUER [1]

Verizon Communications, Inc.              $    227       0.4%
Bank of America Corp.                          219       0.4%
J.P. Morgan Chase & Co.                        218       0.4%
Ford Motor Company                             205       0.3%
Credit Suisse Group                            199       0.3%
Capital One Master Trust                       195       0.3%
American Express Credit Account  Master        193       0.3%
General Motors Corp.                           192       0.3%
Royal Bank of Scotland PLC                     184       0.3%
American International Group, Inc.             177       0.3%
                                          --------      ----

TOTAL                                     $  2,009       3.3%
                                          ========      ====

                                                  P&C
                                          ----------------------
                                                      PERCENT OF
TOP TEN CORPORATE                                       TOTAL
FIXED MATURITY                               FAIR      INVESTED
EXPOSURES BY SECTOR                          VALUE      ASSETS
-------------------                       ---------   ----------
Financial services                        $ 1,975        8.2%
Technology and communications               1,244        5.3%
Consumer non cyclical                         795        3.4%
Basic industry                                745        3.1%
Consumer cyclical                             823        3.5%
Utilities                                   1,024        4.3%
Capital goods                                 489        2.1%
Energy                                        568        2.4%
Other                                         205        0.9%
Transportation                                138        0.6%
                                          -------       ----

TOTAL                                     $ 8,006       33.8%
                                          =======       ====
TOP TEN EXPOSURES
BY ISSUER [1]

State of Massachusetts                    $   234        1.0%
State of California                           233        1.0%
State of Illinois                             167        0.7%
J.P. Morgan Chase & Co.                       161        0.7%
New York City, NY                             159        0.7%
New Jersey State Transit Authority            150        0.6%
State of Georgia                              150        0.6%
Mass. Bay Transportation Authority            129        0.5%
Puerto Rico Public Buildings Authority        113        0.5%
UBS AG                                        104        0.5%
                                          -------       ----

TOTAL                                     $ 1,600        6.8%
                                          =======       ====

                                                CONSOLIDATED
                                          ----------------------
                                                      PERCENT OF
TOP TEN CORPORATE                                       TOTAL
FIXED MATURITY                               FAIR      INVESTED
EXPOSURES BY SECTOR                          VALUE      ASSETS
-------------------                        --------   ----------
Financial services                        $  8,369        9.9%
Technology and communications                5,119        6.0%
Consumer non cyclical                        3,397        4.0%
Basic industry                               3,325        3.9%
Consumer cyclical                            3,320        3.9%
Utilities                                    3,292        3.9%
Capital goods                                2,155        2.5%
Energy                                       2,003        2.4%
Other                                          871        1.0%
Transportation                                 736        0.9%
                                          --------       ----
TOTAL                                     $ 32,587       38.4%
                                          ========       ====
TOP TEN EXPOSURES
BY ISSUER [1]

J.P. Morgan Chase & Co.                   $    379        0.4%
State of California                            374        0.4%
State of Massachusetts                         363        0.4%
Verizon Communications, Inc.                   286        0.4%
General Motors Corp.                           284        0.4%
Ford Motor Company                             279        0.3%
Bank of America Corp.                          258        0.3%
Time Warner, Inc.                              243        0.3%
DaimlerChrysler AG                             243        0.3%
Credit Suisse Group                            234        0.3%
                                          --------       ----

TOTAL                                     $  2,943        3.5%
                                          ========       ====

[1] Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.